Exhibit 10.1

ASTERISKS INDICATE THAT CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THIS OMITTED INFORMATION.

CREDIT AND SECURITY AGREEMENT

dated as of December 15, 2017

by and among

ACCURAY INCORPORATED and TOMOTHERAPY INCORPORATED

each as a Borrower, and collectively as Borrowers,

and

MIDCAP FINANCIAL TRUST,

as Agent and as a Lender,

and

THE ADDITIONAL LENDERS

FROM TIME TO TIME PARTY HERETO

i

(continued)

(continued)

(continued)

ANNEXES, EXHIBITS   AND SCHEDULES

ANNEXES

Annex A	—	Commitment Annex

EXHIBITS

Exhibit A	—	Reserved
Exhibit B	—	Form of Compliance Certificate
Exhibit C	—	Reserved
Exhibit D	—	Form of Notice of Borrowing
Exhibit E	—	Payment Notification

SCHEDULES

Schedule 2.1	—	Scheduled Principal Payments for Term Loan
Schedule 3.1	—	Existence, Organizational ID Numbers, Foreign Qualification, Prior Names
Schedule 3.4	—	Capitalization
Schedule 3.6	—	Litigation
Schedule 3.15	—	Brokers
Schedule 3.17	—	Material Contracts
Schedule 3.18	—	Environmental Compliance
Schedule 3.19	—	Intellectual Property
Schedule 4.9	—	Litigation, Governmental Proceedings and Other Notice Events
Schedule 5.1	—	Debt; Contingent Obligations
Schedule 5.2	—	Liens
Schedule 5.7	—	Permitted Investments
Schedule 5.8	—	Affiliate Transactions
Schedule 5.14	—	Deposit Accounts and Securities Accounts
Schedule 7.4	—	Post-Closing Requirements
Schedule 9.1	—	Collateral
Schedule 9.2	—	Location of Collateral

v

CREDIT AND SECURITY AGREEMENT

THIS CREDIT AND SECURITY AGREEMENT (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Agreement”) is dated as of December 15, 2017 by and among ACCURAY INCORPORATED, a Delaware corporation (“Accuray” or “Borrower Representative”), TOMOTHERAPY INCORPORATED, a Wisconsin corporation, and any additional borrower that may hereafter be added to this Agreement (collectively, “Other Borrowers” and, together with Borrower Representative, each individually as a “Borrower”, and collectively as “Borrowers”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, individually as a Lender, and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender.

RECITALS

Borrowers have requested that Lenders make available to Borrowers the financing facilities as described herein.  Lenders are willing to extend such credit to Borrowers under the terms and conditions herein set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrowers, Lenders and Agent agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1            Certain Defined Terms.  The following terms have the following meanings:

“2018 Convertible Notes” means, collectively, (a) the 3.50% Convertible Senior Notes due February 1, 2018, issued pursuant to the Indenture, dated as of February 13, 2013, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $115 million (of which $13,000,000 is outstanding as of the Closing Date), and (b) the 3.50% Series A Convertible Senior Notes due February 1, 2018 issued pursuant to the Indenture, dated as of April 24, 2014, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of approximately $70.3 million (of which $26,600,000 is outstanding as of the Closing Date).

“2018 Specified Amendment” has the meaning set forth in Section 5.5.

“2022 Convertible Notes” means, (a) the 3.75% Convertible Senior Notes due July 15, 2022, issued pursuant to the Indenture, dated as of August 7, 2017, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $85 million (of which $85,000,000 is outstanding as of the Closing Date), and (b) any Permitted Refinancing Debt of (a).

“Acceleration Event” means the occurrence of an Event of Default (a) in respect of which Agent has declared all or any portion of the Obligations to be immediately due and payable pursuant to Section 10.2, (b) pursuant to Section 10.1(a), and in respect of which Agent has suspended or terminated the Term Loan Commitment pursuant to Section 10.2, and/or (c) pursuant to either Section 10.1(e) and/or Section 10.1(f).

“Access Agreement Location” has the meaning set forth in Section 4.11(c).

“Account Debtor” means “account debtor”, as defined in Article 9 of the UCC, and any other obligor in respect of an Account.

“Accounts” means, collectively, (a) any right to payment of a monetary obligation, whether or not earned by performance and (b) without duplication, any “account” (as defined in the UCC), any accounts receivable (whether in the form of payments for services rendered or goods sold, rents, license fees or otherwise), any “health-care-insurance receivables” (as defined in the UCC), any “payment intangibles” (as defined in the UCC) and all other rights to payment and/or reimbursement of every kind and description, whether or not earned by performance.

“Acquisition” has the meaning set forth in the definition of “Permitted Acquisition”.

“Acquisition Consideration” has the meaning set forth in the definition of “Permitted Acquisition”.

“Affected Lender” has the meaning set forth in Section 11.17(c).

“Affiliate” means, with respect to any Person, (a) any Person that directly or indirectly controls such Person and (b) any Person which is controlled by or is under common control with such controlling Person.”

“Affiliated Credit Agreement” that certain Credit and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time) dated as of June 14, 2017, among MidCap Funding IV Trust (together with its successors and assigns), as Agent and a lender, the other lenders party thereto and Borrowers pursuant to which such Agent and lenders have extended a revolving credit facility to Borrowers.

“Affiliated Financing Agent” means the “Agent” under and as defined in the Affiliated Credit Agreement.

“Affiliated Financing Documents” means the “Financing Documents” as defined in the Affiliated Credit Agreement.

“Affiliated Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the date hereof between Agent and the Affiliated Financing Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Affiliated Obligations” means all “Obligations”, as such term is defined in the Affiliated Financing Documents.

“Agent” means MCF, in its capacity as administrative agent for itself and for Lenders hereunder, as such capacity is established in, and subject to the provisions of, Article 11, and the successors and assigns of MCF in such capacity.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including, without limitation, Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by OFAC.

“Applicable Margin” means with respect to Term Loans and all other Obligations  six and three-quarters percent (6.75%).

“Approved Fund” means any (a) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the Ordinary Course of Business, or (b) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (a) and that, with respect to each of the preceding clauses (a) and (b), is administered or managed by (i) a Lender, (ii) an Affiliate of a Lender, or (iii) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.  Notwithstanding the foregoing, in no event shall any Person that is an Excluded Person constitute an Approved Fund.

“Asset Disposition” means any sale, lease, license, transfer, assignment or other consensual disposition by any Credit Party of any asset.

“Assignment Agreement” means an assignment agreement in form and substance acceptable to Agent.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto.

“Base LIBOR Rate” means, for each Interest Period, the rate per annum, determined by Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/100%), to be the rate at which Dollar deposits (for delivery on the first day of such Interest Period or, if such day is not a Business Day on the preceding Business Day) in the amount of $1,000,000 are offered to major banks in the London interbank market on or about 11:00 a.m. (Eastern time) two (2) Business Days prior to the first day of each calendar month, for a term comparable to such Interest Period, which determination shall be conclusive in the absence of manifest error.

“Base Rate” means the per annum rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate,” with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate; provided, however, that Agent may, upon prior written notice to Borrower, choose a reasonably comparable index or source to use as the basis for the Base Rate.

“Blocked Person” means any Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, including any Person that is, or is owned 50% or more by any Person(s) that are, named on any OFAC Lists.

“Bona Fide Lending Affiliate” shall mean any bona fide debt fund, investment vehicle, regulated banking entity or non-regulated lending entity (in each case, other than a Person that is excluded pursuant to clause (a)(i) of the definition of Excluded Person) that is (a) primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (b) managed, sponsored or advised by any person that is controlling, controlled by or under common control with a Competitor or Affiliate thereof, as applicable, but only to the extent that no personnel involved with the investment in such Competitor or Affiliate thereof, as applicable, (i) makes (or has the right to make or participate with others in making) investment decisions on behalf of such debt fund, investment vehicle, regulated banking entity or non-regulated lending entity or (ii) has access to any information (other than information that is publicly available) relating to the Credit Parties’ business.

“Borrower” and “Borrowers” mean the entity(ies) described in the first paragraph of this Agreement and each of their successors and permitted assigns.

“Borrower Representative” means Accuray, in its capacity as Borrower Representative pursuant to the provisions of Section 2.9, or any successor Borrower Representative selected by Borrowers and approved by Agent.

“Business Day” means any day except a Saturday, Sunday or other day on which either the New York Stock Exchange is closed, or on which commercial banks in Washington, DC and New York City are authorized by law to close.

“Capital Expenditures” means, for any period, the aggregate of all expenditures during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in “purchase of property or equipment” or similar items reflected in the financial statements of Accuray and its Consolidated Subsidiaries for such period.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six (6) months from the date of acquisition thereof; (b) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody’s or A-1 by Standard & Poor’s; (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (c) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, which assets are primarily comprised of Cash Equivalents described in another clause of this definition; (f) marketable tax exempt securities rated A or higher by Moody’s or A+ or higher by Standard & Poor’s, in each case, maturing within 270 days from the date of acquisition thereof; (g) in the case of any Foreign Subsidiary, cash and cash equivalents that are substantially equivalent in such jurisdiction to those described in clauses (a) through (f) above in respect of each country that is a member of the Organization for Economic Co-operation and Development, and (h) any other security meeting the requirements set forth in Borrower Representative’s Investment Policy as provided to Agent prior to the Closing Date.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. § 9601 et seq., as the same may be amended from time to time.

“CFC” means a “controlled foreign corporation” as defined in Section 957 of the Code.

“Change in Control” means any of the following events:  (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting stock of Accuray (or other securities convertible into such voting stock) representing 40% or more of the combined voting power of all voting stock of Accuray or (b) Accuray ceases to own, directly or indirectly, 100% (or such lesser portion as may be owned by Accuray as of the date hereof) of the capital stock of any Borrower (with the exception of any Borrower permitted to be sold, dissolved or merged to the extent otherwise permitted by this Agreement); or (c) the occurrence of any “Change of Control”, “Change in Control”, or terms of similar import under any document or instrument governing or relating to Debt of or equity in such Person having a principal amount in excess of $10,000,000.  As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

“Chattel Paper” means “chattel paper”, as defined in Article 9 of the UCC.

“Chicago Premises” means the location located at 11601 W. Touhy Avenue Suite 893, Unit 2, Chicago, IL 60666 at which Collateral is stored.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all property, now existing or hereafter acquired, mortgaged or pledged to, or purported to be subjected to a Lien in favor of, Agent, for the benefit of Agent and Lenders, pursuant to this Agreement and the Security Documents, including all of the property described in Schedule 9.1 hereto; provided that the Collateral shall not include any Excluded Property.

“Commitment Annex” means Annex A to this Agreement.

“Commitment Expiry Date” means the date that is five (5) years following the Closing Date (the “Stated Commitment Expiry Date”); provided, however, that if, as of the Early Maturity Date with respect to any series of notes included as Convertible Notes Debt (collectively, “Convertible Notes”), a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, then the Commitment Expiry Date shall be the Early Maturity Date with respect to such series of Convertible Notes (the occurrence of the event described in this proviso, an “Early Maturity Event”); provided further, however, that if a Convertible Notes Event with respect to all of such series of Convertible Notes has not occurred prior to the Early Maturity Date with respect to such series of Convertible Notes, but as of such Early Maturity Date with respect to such series of Convertible Notes the Liquidity Condition is satisfied with respect to the portion of such series that is not subject to a Convertible Notes Event, then (a) an Early Maturity Event shall not occur and (b) the Commitment Expiry Date shall continue to be the Stated Commitment Expiry Date unless, as of any time (the date on which such time occurs, the “Accelerated Commitment Expiry Date”) on or after the Early Maturity Date with respect to such series of  Convertible Notes when a Convertible Notes Event with respect to such series of Convertible Notes has not occurred, (y) the Liquidity Condition with respect to such series of Convertible Notes is not satisfied, in which event the Commitment Expiry Date shall be the Accelerated Commitment Expiry Date or (z) an Early Maturity Event occurs with respect to any other series of Convertible Notes and Borrowers have not caused the Commitment Expiry Date to remain the Stated Commitment Expiry Date in accordance with the second proviso of this definition.

“Competitor” means any Person that is an operating company directly and primarily engaged in the business of developing, manufacturing and servicing radiation oncology devices.

“Compliance Certificate” means a certificate, duly executed by a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit B hereto.

“Consolidated Subsidiary” means, at any date, any Subsidiary the accounts of which would be consolidated with those of “parent” Borrower (or any other Person, as the context may require hereunder) in its consolidated financial statements if such statements were prepared as of such date.

“Contingent Obligation” means, with respect to any Person, any direct or indirect liability of such Person:  (a) with respect to any Debt of another Person (a “Third Party Obligation”) if the purpose or intent of such Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such Third Party Obligation that such Third Party Obligation will be paid or discharged, or that any agreement relating thereto will be complied with, or that any holder of such Third Party Obligation will be protected, in whole or in part, against loss with respect thereto; (b) with respect to any undrawn portion of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for the reimbursement of any drawing; (c) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or (d) for any obligations of another Person pursuant to any Guarantee or pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to preserve the solvency, financial condition or level of income of another Person.  The amount of any Contingent Obligation shall be equal to the amount of the obligation so Guaranteed or otherwise supported or, if not a fixed and determinable amount, the maximum amount so Guaranteed or otherwise supported.

“Controlled Group” means all members of any group of corporations and all members of a group of trades or businesses (whether or not incorporated) under common control which, together with any Borrower, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“Convertible Notes” has the meaning set forth in the definition of “Commitment Expiry Date”.

“Convertible Notes Debt” has the meaning set forth in the definition of “Permitted Debt”.

“Convertible Notes Event” means, with respect to all or a part of any series of  Convertible Notes, any of the following: (a) the redemption, repayment, defeasance or other discharge of all or a part of such series of Convertible Notes (including, in each case, all accrued but unpaid interest, fees and other amounts in respect thereof) in accordance with the terms of the applicable Indenture; (b) the amendment to or other modification of such series of Convertible Notes causing the stated maturity date of such series of Convertible Notes to be extended to a date that is at least 91 days after the Commitment Expiry Date; and/or (c) solely with respect to the 2022 Convertible Notes, the refinancing of all or a part of such series of  Convertible Notes with, or the exchange of all or part of such series of Convertible Notes for, Debt having a maturity date that is at least 91 days after the Stated Commitment Expiry Date and otherwise satisfying the definition of Permitted Refinancing Debt; provided that (x) a Convertible Notes Event with respect to less than all of any series of Convertible Notes shall only apply to that portion of such series with respect to which such Convertible Notes Event occurred and (y) in the case of clauses (b) and (c) of this definition, such series of Convertible Notes as so amended, or any Permitted Refinancing Debt in respect thereof, does not require (i) any amortization prior to the date that is 91 days after the Stated Commitment Expiry Date or (ii) any mandatory prepayment or redemption at the option of the holders thereof (except for redemptions in respect of asset sales and changes in control on terms not less favorable to Borrower Representative than the terms of such series of  Convertible Notes as in effect on the date hereof and other conversion provisions) prior to the date that is 91 days after the Stated Commitment Expiry Date.

“Credit Exposure” means, at any time, any portion of the Term Loan Commitment and of any other Obligations that remains outstanding; provided, however, that no Credit Exposure shall be deemed to exist solely due to the existence of contingent indemnification liability, absent the assertion of a claim, or the known existence of a claim reasonably likely to be asserted, with respect thereto.

“Credit Party” means any Guarantor under a Guarantee of the Obligations or any part thereof, any Borrower and any other Person (other than Agent, a Lender or a participant of a Lender), whether now existing or hereafter acquired or formed, that becomes obligated as a borrower, guarantor, surety, indemnitor, pledgor, assignor or other obligor under any Financing Document; and “Credit Parties” means all such Persons, collectively.

“Cure Amount” has the meaning set forth in Section 10.11(a).

“Cure Notice Deadline” has the meaning set forth in Section 10.11(a).

“Cure Period” has the meaning set forth in Section 10.11(a).

“Cure Right” has the meaning set forth in Section 10.11(a).

“Cure Right Fiscal Quarter” has the meaning set forth in Section 10.11(b).

“Debt” of a Person means at any date, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except (i) trade accounts payable arising in the Ordinary Course of Business and paid within 120 days of when due, (ii) current non-trade payables arising and paid on a timely basis in the Ordinary Course of Business, and (iii) liabilities associated with customary prepayments and deposits, (d) all capital leases of such Person, (e) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument, (f) all Disqualified Equity Interests, (g) all obligations secured by a Lien on any asset of such Person, whether or not such obligation is otherwise an obligation of such Person, (h) “earnouts”, purchase price adjustments, profit sharing arrangements, deferred purchase money amounts and similar payment obligations or continuing obligations of any nature of such Person arising out of purchase and sale contracts, in each case only to the extent such obligation has become a liability on the balance sheet of such person in accordance with GAAP, (i) all Debt of others Guaranteed by such Person, (j) off-balance sheet liabilities and/or Pension Plan or Multiemployer Plan liabilities of such Person, (k) obligations arising under non-compete agreements, and (l) obligations arising under bonus, deferred compensation, incentive compensation or similar arrangements, other than those arising in the Ordinary Course of Business.  Without duplication of any of the foregoing, Debt of Borrowers shall include any and all Loans.

“Default” means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulted Lender” means, so long as such failure shall remain in existence and uncured, any Lender which shall have failed to make any Loan or other credit accommodation, disbursement, settlement or reimbursement required pursuant to the terms of any Financing Document.

“Deficiency Amount” has the meaning set forth in Section 2.10(e).

“Deposit Account” means a “deposit account” (as defined in Article 9 of the UCC), an investment account, or other account in which funds are held or invested for credit to or for the benefit of any Borrower.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to Agent, among Agent, any Borrower and each financial institution in which such Borrower maintains a Deposit Account, which agreement provides that (a) such financial institution shall comply with instructions originated by Agent directing disposition of the funds in such Deposit Account without further consent by the applicable Borrower, and (b) such financial institution shall agree that it shall have no Lien on, or right of setoff or recoupment against, such Deposit Account or the contents thereof, other than in respect of usual and customary service fees and returned items for which Agent has been given value, in each such case expressly consented to by Agent (acting reasonably), and containing such other terms and conditions as Agent may reasonably require.

“Device” means any instrument, apparatus, implement, machine, contrivance, implant, in vitro reagent, or other similar or related article, including any component, part, or accessory, which is (a) recognized in the official National Formulary, or the United States Pharmacopeia, or any supplement to them, (b) intended for use in the diagnosis of disease or other conditions, or in the cure, mitigation, treatment, or prevention of disease, in man or other animals, (c) intended to affect the structure or any function of the body of man or other animals; and which does not achieve its primary intended purposes through chemical action within or on the body of man or other animals and which is not dependent upon being metabolized for the achievement of its primary intended purposes, or (d) any product otherwise classified as a “device” under the FD&C Act.

“Device Approval Application” means, with respect to any Device, a premarket approval application (PMA) submitted under Section 515 of the FD&C Act (21 U.S.C. § 360e), a de novo request submitted under Section 513(f) of the FD&C Act (21 U.S.C. § 360c(f)), or premarket notification submitted under Section 510(k) of the FD&C Act (21 U.S.C. § 360(k)), or any corresponding foreign application.

“Disqualified Equity Interest” means, with respect to any Person, any equity interest in such Person that by its terms (or by the terms of any security or other equity interest into which it is convertible or for which it is exchangeable, either mandatorily or at the option of anyone other than such Person), or upon the happening of any date certain, event or other condition (except, in the case of the following clauses (a), (b) and (c), as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale shall be subject to the prior payment in full of all Loans and all other Obligations (other than with respect to contingent indemnification obligations for which no claim has been made), and the termination of the Term Loan Commitment):  (a) matures or is mandatorily redeemable (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests), whether pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable at the option of the holder thereof for Debt or equity interests (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests); (c) is or may be redeemable (other than solely for equity interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such equity interests) or is or may be required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof; (d) requires the payment of any cash dividend or any other scheduled cash payment constituting a return of capital; or (e) is or becomes convertible into or exchangeable for Debt or any other equity interests that would constitute Disqualified Equity Interests; in each case, on or prior to the date that occurs 91 days after the Stated Commitment Expiry Date, provided that if such equity interests are issued pursuant to a plan to, or for the benefit of, future, current or former employees, directors, officers, member of management or consultants of any Borrower or any Subsidiary, such equity interests shall not constitute “Disqualified Equity Interests” solely because they may be permitted to be repurchased by such Borrower or such

Subsidiary in order to satisfy applicable statutory or regulatory obligations or as a result of any employee’s, director’s, officer’s, management member’s or consultant’s termination of employment or service (as applicable), death or disability.

“Distribution” means as to any Person (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interest in such Person (except those payable solely in its equity interests to the extent not Disqualified Equity Interests), (b) any payment by such Person on account of (i) the purchase, redemption, retirement, defeasance, surrender, cancellation, termination or acquisition of any equity interests in such Person or any claim respecting the purchase or sale of any equity interest in such Person, or (ii) any option, warrant or other right to acquire any equity interests in such Person, (c) any management fees, salaries or other fees or compensation to any Person holding an equity interest in a Borrower or a Subsidiary of a Borrower (other than (i) payments of salaries to individuals, (ii) directors’ fees, and (iii) advances and reimbursements to employees or directors, all in the Ordinary Course of Business), an Affiliate of a Borrower or an Affiliate of any Subsidiary of a Borrower or (d) repayments of or debt service on loans or other indebtedness held by any Person holding an equity interest in a Borrower or a Subsidiary of a Borrower unless permitted under and made pursuant to a Subordination Agreement applicable to such loans or other indebtedness.  The parties hereto agree, for the avoidance of doubt but without limiting in any way the terms of this Agreement that may restrict such payments, that any payments with respect to the Convertible Notes Debt do not constitute a Distribution.

“Dollars” or “$” means the lawful currency of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

“Early Maturity Date” means, with respect to any series of 2018 Convertible Notes or 2022 Convertible Notes, the date that is 91 days prior to the stated maturity date for such series of 2018 Convertible Notes or 2022 Convertible Notes set forth in the applicable Indenture.

“EBITDA” has the meaning provided in the Compliance Certificate.

“Eligible Assignee” means any Person, other than an Excluded Person, that is (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by Agent; provided, however, that notwithstanding the foregoing, (x) “Eligible Assignee” shall not include any Borrower or any of a Borrower’s Affiliates, and (y) no proposed assignee intending to assume all or any portion of the Term Loan Commitment shall be an Eligible Assignee unless such proposed assignee either already holds a portion of such Term Loan Commitment, or has been approved as an Eligible Assignee by Agent.

“Elk Grove Village Premises” means the location located at 1200 Kirk Street, Elk Grove Village, IL 60007 at which Collateral is stored.

“Environmental Laws” means any Laws pertaining to the protection of environment, natural resources, pollution, or health and human safety (in relation to exposure to Hazardous Materials), that apply to any Borrower, including, without limitation, the Comprehensive

Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. § 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), the Residential Lead-Based Paint Hazard Reduction Act (42 U.S.C. § 4851 et seq.), any analogous state or local laws, any amendments thereto, and the regulations promulgated pursuant to said laws, together with all amendments from time to time to any of the foregoing and judicial interpretations thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

“ERISA Plan” means any “employee benefit plan”, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), which any Borrower maintains, sponsors or contributes to, or, in the case of an employee benefit plan which is subject to Section 412 of the Code or Title IV of ERISA, to which any Borrower or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five (5) years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Event of Default” has the meaning set forth in Section 10.1.

“Excluded Account” means (a) any Deposit Account specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Credit Party’s employees and (b) any Deposit Accounts holding deposits at any time in an aggregate amount not in excess of $1,000,000 for any one Deposit Account and $3,000,000 in the aggregate for all such Deposit Accounts.

“Excluded Perfection Assets” has the meaning set forth in Section 9.2(g).

“Excluded Person” means any Person that is (a) designated by Borrower Representative, by written notice delivered to Agent on or prior to the date hereof, as a (i) disqualified institution or (ii) Competitor or (b) clearly identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a) above; provided, however, Excluded Person shall (A) exclude any Person that Borrower Representative has designated as no longer being a Excluded Person by written notice delivered to Agent from time to time and (B) include any Person that is added as a Competitor, pursuant to a written replacement list of Competitors that are Excluded Persons, that is delivered by Borrower Representative to Agent not more than once per year.  Such replacement list shall become ninety (90) days after the date that such written supplement is delivered to Agent, but which shall not apply retroactively to disqualify any Persons that have previously acquired an assignment or participation interest in the Loans and/or Term Loan Commitment as permitted herein.  In no event shall a Bona Fide Lending Affiliate be an Excluded Person unless such Bona Fide Lending Affiliate is identified under clause (a)(i) above. Notwithstanding any other provision of this Agreement, there shall be no Excluded Persons other than Competitors if an Event of Default has occurred and is continuing.

“Excluded Property” means (a) more than 65% of the voting stock of each Excluded Subsidiary that is a Foreign Subsidiary or FSHCO directly held by any Borrower; (b) any lease, license, contract, permit, letter of credit, instrument, or agreement to which a Borrower is a party or any of its rights or interests thereunder if and to the extent that the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Borrower therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, permit, agreement or other property right (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such lease, license, contract, property rights or agreement to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (c) any asset, including any asset that is the subject of any Permitted Debt contemplated by subpart (c) of the definition thereof, the grant of a security interest in which would result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Credit Party therein or (ii) result in a breach or termination pursuant to the terms of, or a default under, any contract relating to such asset (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law); provided, however, that such security interest or lien (x) shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied, (y) to the extent severable, shall attach immediately to each term of such asset that does not result in any of the consequences specified in (i) or (ii) above and (z) shall attach immediately to each such asset to which the Account Debtor or the Borrower’s counterparty has consented to such attachment; (d) any real estate asset that (i) is a leasehold interest, or (ii) is not Material Real Property; (e) any assets located outside the United States (other than with respect to the equity interests of any direct Foreign Subsidiary of a Borrower) that require action under the law of any jurisdiction other than the United States to create or perfect a security interest in such assets under such jurisdiction other than the United States, including any Intellectual Property registered in any jurisdiction other than the United States, if the creation of pledges of, or security interests in, any such property or assets would reasonably be expected to result in material adverse income tax consequences to Borrower Representative and its Subsidiaries, as reasonably determined by Agent; (f) any motor vehicle, airplane or any other asset subject to a certificate of title to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement; and (g) any “intent-to-use” trademark or service mark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively by the United States Patent and Trademark Office.

“Excluded Subsidiary” means (a) any Foreign Subsidiary, (b) any FSHCO, (c) any Subsidiary that is not a direct or indirect Wholly-Owned Subsidiary of Accuray, (d) any Subsidiary that is prohibited or restricted by applicable Law as in effect on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition) from guaranteeing the Obligations or if guaranteeing the Obligations would require any governmental (including regulatory) consent, approval, license or authorization in order to provide such guarantee that has not been obtained, (e) a Subsidiary with respect to which, in the reasonable judgment of Agent, the burden or cost of providing a Guarantee shall be excessive in view of the benefits to be obtained by Lenders therefrom and (f) subject to Section 5.17, Morphormics Inc.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to Agent, any Lender or required to be withheld or deducted from a payment to Agent or any Lender, (a) Taxes imposed on or measured by such Agent’s or Lender’s (as applicable) net income (however denominated), franchise Taxes and branch profit Taxes, in each case, imposed by the jurisdiction (or any political subdivision thereof) under which Agent or such Lender is organized, has its principal office or conducts business with respect to entering into this Agreement or taking any action hereunder, (b) Other Connection Taxes, (c) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loans pursuant to a Law in effect on the date on which (i) such Lender becomes a party to this Agreement other than as a result of an assignment requested by a Credit Party under the terms hereof or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.8, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Term Loan Commitment or to such Lender immediately before it changed its lending office, (d) Taxes attributable to Agent or any Lender’s failure to comply with Section 2.8(c)(i) and (e) any withholding Taxes imposed under FATCA.

“FATCA” means (i) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to the implementation of Section 1471(b)(1) of the Code, and any intergovernmental agreement between the United States Internal Revenue Service, the United States Government and any governmental or taxation authority under any other jurisdiction which agreement’s principal purposes deals with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“FDA” means the United States Food and Drug Administration and any successor agency or entity thereof or any analogous agency or entity in any other jurisdiction.

“FD&C Act” means the United States Food, Drug and Cosmetic Act (21 U.S.C. 321 et seq., including, without limitation, the Electronic Product Radiation Control provisions and Medical Device provisions thereof (or any successor thereto), as amended from time to time, and the rules, regulations, guidelines, guidance documents and compliance policy guides issued or promulgated thereunder, or any analogous requirements of Law in any other jurisdiction, including but not limited to the various states of the United States.

“Federal Funds Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided, however, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Agent on such day on such transactions as determined by Agent.

“Fee Letter” means that certain letter agreement between Agent and Borrowers relating to fees payable to Agent, for its own account, in connection with the execution of this Agreement.

“Financial Statements” means (a) the audited consolidated balance sheet of Accuray and its Consolidated Subsidiaries for the fiscal year ended June 30, 2017 and the related consolidated statement of operations, shareholders’ equity and cash flows for the fiscal year then ended and (b) the unaudited consolidated balance sheet of Accuray and its Consolidated Subsidiaries for the three (3) months ended September 30, 2017 and the related consolidated statement of operations, shareholders’ equity and cash flows for the three (3) months then ended.

“Financing Documents” means this Agreement, any Notes, the Security Documents, the Fee Letter, the Affiliated Intercreditor Agreement, any subordination or intercreditor agreement pursuant to which any Debt and/or any Liens securing such Debt are subordinated to all or any portion of the Obligations and all other documents, instruments and agreements related to the Obligations and heretofore executed, executed concurrently herewith or executed at any time and from time to time hereafter, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fraudulent Conveyance” has the meaning set forth in Section 2.10(b).

“FSHCO” means a Domestic Subsidiary (i) all of the assets (other than immaterial assets) of which consist of equity interests (or equity interests and indebtedness) of one or more CFCs, (ii) that, with respect to any CFC in which it holds an equity interest, owns no less than sixty-six and two-thirds percent (66 2/3%) of the voting (within the meaning of Treasury Regulation Section 1.956 2(c)(2)) stock or equity interests of such CFC and (iii) that does not conduct any business or activity other than ownership of such equity interests; provided, further, that a FSHCO shall be a “FSHCO” only for so long as it meets each of the requirements of the foregoing definition.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination.

“General Intangible” means any “general intangible” as defined in Article 9 of the UCC, and any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas or other minerals before extraction, but including payment intangibles and software.

“Governmental Authority” means any nation or government, any state, local or other political subdivision thereof, and any agency, department or Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other Person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

“Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, however, that the term Guarantee shall not include endorsements for collection or deposit in the Ordinary Course of Business.  The term “Guarantee” used as a verb has a corresponding meaning.

“Guarantor” means any Credit Party that has executed or delivered, or shall in the future execute or deliver, any Guarantee of any portion of the Obligations, in each case, other than an Excluded Subsidiary.

“Hazardous Materials” means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials; and any other material or substance defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” “pollutant” or other words of similar import within the meaning of any Environmental Law.

“Healthcare Law” means the laws, codes, policies and guidelines of all Governmental Authorities relating to the production, preparation, propagation, compounding, conversion, pricing, marketing, promotion, sale, distribution, coverage, or reimbursement of a drug, device, biological or other medical item, supply or service, including, without limitation, the FD&C Act, the federal False Claims Act (31 U.S.C. §§ 3729 et seq.), the federal healthcare program anti-kickback statute (42 U.S.C. § 1320a-7b), the healthcare fraud, false statement and health information privacy and security provisions of the Health Insurance Portability and Accountability Act of 1996 (HIPAA), as amended by the Health Information Technology for Economic and Clinical Health (HITECH) Act (“HIPAA”), the federal healthcare program civil money penalty and exclusion authorities, the applicable requirements of Medicare, Medicaid and other healthcare programs of other Governmental Authorities, including the Veterans Health Administration and United States Department of Defense healthcare and contracting programs, and the analogous requirements of Law of any other jurisdiction.

“HIPAA” has the meaning set forth in the definition of Healthcare Laws.

“IDE” means an application, including an application filed with a Governmental Authority, for authorization to commence human clinical studies, including (a) an Investigational Device Exemption as defined in the FD&C Act or any successor application or procedure filed with the FDA, (b) an abbreviated IDE as specified in FDA regulations in 21 C.F.R. § 812.2(b), (c) any equivalent of a United States IDE in other countries or regulatory jurisdictions, (d) all amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing and (e) all related documents and correspondence thereto, including documents and correspondence with institutional review boards or IECs.

“IECs” means independent ethics committees.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrowers or any other Credit Party under any Financing Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 12.14(b).

“Indenture” means (a) that certain Indenture, dated as of February 13, 2013, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee, (b) that certain Indenture, dated as of April 24, 2014, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee, (c) that certain Indenture, dated as of August 7, 2017, between Accuray and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented by the First Supplemental Indenture dated as of December 4, 2017), and (d) any indenture or similar document setting forth the terms of any Permitted Refinancing Debt described in clause (b) of the definition of 2022 Convertible Notes.

“Instrument” means “instrument”, as defined in Article 9 of the UCC.

“Intellectual Property” means, with respect to any Person, all patents and patent applications, including improvements divisions, continuation, renewals, reissues, extensions and continuations in part of the same, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Person connected with and symbolized thereby, copyright rights, copyright applications and copyright registrations in each work of authorship and derivative works, whether published or unpublished, technology, know-how and processes, operating manuals, trade secrets, computer hardware and software, rights to unpatented inventions and all applications and licenses therefor, used in or necessary for the conduct of business by such Person and all claims for damages by way of any past, present or future infringement of any of the foregoing.

“Intercompany Loans” has the meaning set forth in Section 2.9.

“Interest Period” means any ninety (90) day period commencing on the first day of each calendar month, reset monthly.

“Inventory” means “inventory” as defined in Article 9 of the UCC.

“Investment” means, with respect to any Person, (a) any investment by such Person in any other Person (including Affiliates) in the form of loans, guarantees, advances or other extensions of credit (excluding Accounts arising in the Ordinary Course of Business), capital contributions or acquisitions of debt (including, any bonds, notes, debentures or other debt securities), equity interests, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (b) the purchase or ownership of any futures contract or liability for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or (c) any investment in any other items that are or would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP.  For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Returns to any Credit Party or the applicable Subsidiary in respect of such Investment; provided the aggregate amount of such Returns shall not exceed the original amount of such Investment.

“IRS” has the meaning set forth in Section 2.8(c)(i).

“Laws” means any and all federal, state, provincial, territorial, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, codes, injunctions, permits, governmental agreements and governmental restrictions, whether now or hereafter in effect, which are applicable to any Credit Party in any particular circumstance.  “Laws” includes, without limitation, Environmental Laws.

“Lender” means each of (a) MCF, in its capacity as a lender hereunder, (b) each other Person party hereto in its capacity as a lender hereunder, (c) each other Person that becomes a party hereto as Lender pursuant to Section 11.17, and (d) the respective successors of all of the foregoing, and “Lenders” means all of the foregoing.

“LIBOR Rate” means, for each Loan, a per annum rate of interest equal to the greater of (a) 1.00% and (b) the rate determined by Agent (rounded upwards, if necessary, to the next 1/100th%) by dividing (i) the Base LIBOR Rate for the Interest Period, by (ii) the sum of one minus the daily average during such Interest Period of the aggregate maximum reserve requirement (expressed as a decimal) then imposed under Regulation D of the Board of Governors of the Federal Reserve System (or any successor thereto) for “Eurocurrency Liabilities” (as defined therein).

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, in respect of such asset.  For the purposes of this Agreement and the other Financing Documents, any Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Liquidity” means, on any date of determination, the sum of (x) the aggregate Qualified Cash and (y) the Revolving Loan Availability under (and as defined in) the Affiliated Credit Agreement, in each case as of the date of determination.

“Liquidity Condition” means that, on any date of determination, Borrowers have aggregate Qualified Cash of not less than the sum of (x) $5,000,000 plus (y) the outstanding principal amount of the applicable series of 2018 Convertible Notes or 2022 Convertible Notes with respect to which the Early Maturity Date has occurred.

“Litigation” means any action, suit or proceeding before any court, mediator, arbitrator or Governmental Authority.

“Loan Account” has the meaning set forth in Section 2.6(b).

“Loan(s)” means the Term Loan and each and every advance under the Term Loan Commitments.  All references herein to the “making” of a Loan or words of similar import mean, with respect to the Term Loan, the making of any advance in respect of a Term Loan.

“Madison Premises” means the location leased by TomoTherapy and located at 1209-1240 Deming Way, Madison, WI 53717.

“Material Adverse Effect” means a material adverse effect on any of (a) the operations, assets, liabilities or financial condition of the Credit Parties taken as a whole, (b) the ability of the Credit Parties taken as a whole to perform any of their payment or other material obligations under any Financing Document, (c) the legality, validity or enforceability against a Credit Party of this Agreement or any other Financing Document, (d) the rights and remedies of Agent or any Lender under any Financing Document, or (e) the validity, perfection or priority of a Lien in favor of Agent for the benefit of Lenders on Collateral having a fair market value in excess of $1,000,000.

“Material Contracts” has the meaning set forth in Section 3.17.

“Material Intangible Assets” means all of (a) Borrower’s Intellectual Property and (b) license or sublicense agreements or other agreements with respect to rights in Intellectual Property, in each case that are material to the condition (financial or other), business or operations of Borrower, as determined by Agent.

“Material Real Property” means any real property located in the United States that is owned by any Borrower with a fair market value (as reasonably determined by the Borrower Representative) in excess of $250,000 individually or $500,000 in the aggregate in fee together with all other real property that is owned by Borrowers and located in the United States.

“Material Subsidiary” means any Subsidiary that, at any time, accounts for more than 3% of the EBITDA of Accuray and its Subsidiaries for the most recently ended period for which financial statements have been (or are required to have been) delivered.

“Maximum Lawful Rate” has the meaning set forth in Section 2.7.

“MCF” means MidCap Financial Trust, a Delaware statutory trust, and its successors and assigns.

“Middleton Premises” means the location leased by Accuray and located at 2200 Eagle Drive, Middleton, WI 53562.

“Multiemployer Plan” means a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any Borrower or any other member of the Controlled Group is making or accruing an obligation to make contributions or has within the preceding five plan years (as determined on the applicable date of determination) made, or been obligated to make, contributions.

“Note” has the meaning set forth in Section 2.3.

“Notice of Borrowing” means a notice of a Responsible Officer of Borrower Representative, appropriately completed and substantially in the form of Exhibit D hereto.

“NRC” means the United States Nuclear Regulatory Commission, and any successor agency or entity thereof or any analogous agency or entity in any other jurisdiction.

“Obligations” means all obligations, liabilities and indebtedness (monetary (including, without limitation, the payment of interest and other amounts arising after the commencement of any case with respect to any Credit Party under the Bankruptcy Code or any similar statute which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case) or otherwise) of each Credit Party under this Agreement or any other Financing Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

“OFAC Lists” means, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or any other list of terrorists or other restricted Persons maintained by OFAC.

“Operative Documents” means the Financing Documents, Subordinated Debt Documents, and any documents effecting any purchase or sale or other transaction that is closing contemporaneously with the closing of the financing under this Agreement.

“Ordinary Course of Business” means, in respect of any transaction involving any Credit Party, the ordinary course of business of such Credit Party, as conducted by such Credit Party.

“Organizational Documents” means, with respect to any Person other than a natural person, the documents by which such Person was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of such Person (such as by-laws, a partnership agreement or an operating, limited liability company or members agreement), including any and all shareholder agreements or voting agreements relating to the capital stock or other equity interests of such Person.

“Other Connection Taxes” means, with respect to Agent or any Lender, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Agent or such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under or enforced any Financing Documents).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Financing Document, except any such taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.8(e) or Section 11.7(c)).

“Participant” has the meaning set forth in Section 11.17(b)(i).

“Participant Register” has the meaning set forth in Section 11.17(b)(ii).

“Payment Account” means the account specified on the signature pages hereof into which all payments by or on behalf of each Borrower to Agent under the Financing Documents shall be made, or such other account as Agent shall from time to time specify by notice to Borrower Representative.

“Payment Notification” means a notification given by a Responsible Officer of Borrower Representative substantially in the form of Exhibit E hereto.

“PBGC” means the Pension Benefit Guaranty Corporation and any Person succeeding to any or all of its functions under ERISA.

“Pension Plan” means any ERISA Plan that is subject to Section 412 of the Code or Title IV of ERISA.

“Permits” means all licenses, certificates, accreditations, product clearances or approvals, provider numbers or provider authorizations, supplier numbers, provider numbers, marketing authorizations, other authorizations, registrations, permits, consents and approvals of Accuray and each of its Subsidiaries required under any Law applicable to the business of Accuray or any of its Subsidiaries or necessary in the manufacturing, importing, exporting, possession, ownership, warehousing, marketing, promoting, sale, labeling, furnishing, distribution or delivery of goods or services under Law applicable to the business of Accuray or any of its Subsidiaries.  Without limiting the generality of the foregoing, “Permits” includes all governmental authorizations and Product Authorizations of Accuray and each of its Subsidiaries.

“Permitted Acquisition” means any acquisition by a Borrower (an “Acquisition”), in each case, to the extent that each of the following conditions shall have been satisfied:

(a)           Borrower Representative shall have delivered to Agent (i) for any Acquisition or series of related Acquisitions with an aggregate purchase price (including any deferred compensation) greater than or equal to $5,000,000, (A) at least five (5) Business Days (or such shorter period as approved by Agent in its sole discretion) prior to the closing of the proposed Acquisition: (x) a description of the proposed Acquisition and (y) to the extent available, a due diligence package (including, to the extent available, a quality of earnings report); and (B) not less than five (5) Business Days following the consummation of such Acquisition, executed counterparts of the material agreements, documents or instruments pursuant to which such Acquisition is to be consummated and any schedules to such agreements, documents or instruments or (ii) for any Acquisition or series of related Acquisitions with an aggregate purchase price (including any deferred compensation) less than $5,000,000, not less than five (5) Business Days following such Acquisition (or such shorter period as approved by Agent in its sole discretion), executed counterparts of the material agreements, documents or instruments pursuant to which such Acquisition is to be consummated and any schedules to such agreements, documents or instruments;

(b)           Borrowers (including any new Subsidiary to the extent required by Section 4.11) shall execute and deliver the agreements, instruments and other documents to the extent required by Section 4.11;

(c)           no Event of Default has occurred and is continuing, or would exist after giving effect to the proposed Acquisition;

(d)           all transactions in connection with such Acquisition shall be consummated, in all material respects, in accordance with applicable Laws;

(e)           the assets acquired in such Acquisition are for use in the same line of business as Borrowers are currently engaged or a line of business reasonably related thereto;

(f)            such Acquisition shall not be hostile and, if applicable, shall have been approved by the board of directors (or other similar body) and/or the stockholders or other equity holders of any Person being acquired in such Acquisition;

(g)           no Debt or Liens are assumed or created (other than Permitted Liens and Permitted Debt) in connection with such Acquisition;

(h)           Agent shall have received a certificate of a Responsible Officer of Borrower Representative demonstrating, on a pro forma basis after giving effect to the consummation of such Acquisition, that Borrowers are in compliance with the financial covenant set forth in Section 6.2;

(i)            Except as otherwise agreed by Agent, the total consideration paid or payable (including without limitation, costs and expenses, deferred purchase price, seller notes and other liabilities incurred, assumed or to be reflected on a consolidated balance sheet of the Credit Parties and their Subsidiaries after giving effect to such Acquisition but excluding (i) any equity interests issued as consideration for such Acquisition and (ii) other consideration paid exclusively from cash proceeds from the issuance of equity interests (other than Disqualified Equity Interests) of Accuray within the ninety (90) day period prior to the consummation of such Acquisition; such non-excluded consideration, “Acquisition Consideration”),  shall be in an amount not to exceed (A) (i) $25,000,000 in the aggregate for all such Acquisitions during any fiscal year and (B) $75,000,000 in the aggregate for all such Acquisitions during the term of this Agreement; and

(j)            Agent has received, prior to the consummation of such Acquisition, evidence demonstrating that immediately after giving effect to the consummation of such Acquisition, Liquidity is equal to or greater than $50,000,000.

“Permitted Asset Dispositions” means the following Asset Dispositions:  (a) dispositions of Inventory in the Ordinary Course of Business and not pursuant to any bulk sale; (b) disposition of cash and Cash Equivalents in the Ordinary Course of Business; (c) dispositions of assets in the Ordinary Course of Business that the applicable Borrower determines in good faith is no longer used or useful in the business of such Borrower; (d) to the extent constituting an Asset Disposition, Permitted Investments, Permitted Liens and any mergers, consolidations, dispositions, dissolutions and liquidations expressly permitted pursuant to Section 5.6; (e) disposals of obsolete, worn out or surplus tangible personal property; (f) the lapse, abandonment or disposition of Intellectual Property that, in Borrower’s reasonable business discretion, (i) is not material to Borrowers’ business and (ii) the cost of maintaining such Intellectual Property would outweigh the benefit to Borrowers of so maintaining it; (g) sales, transfers and disposition of Accounts in connection with the compromise, settlement or collection thereof in the Ordinary Course of Business, to the extent not in violation of the terms of this Agreement; (h) dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between any joint venture parties set forth in joint venture arrangements and similar binding arrangements; (i) leasing or subleasing of assets in the Ordinary Course of Business; (j) (i) voluntary cancellations, terminations or surrender by any Borrower of any immaterial lease or license, (ii) the expiration of any option agreement in respect of real or personal property and (iii) the settlement of any litigation claims (to the extent such claims constitutes an asset), in each case, in the Ordinary Course of Business; (k) Asset Dispositions by any Borrower to any other Borrower; (l) sales, transfers and other dispositions of assets that are not permitted by any other subpart of this definition of “Permitted Asset Dispositions” to the extent such sale, transfer or disposition is a “Permitted Asset Disposition” (as defined the Affiliated Credit Agreement); provided that the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause (l) shall not exceed $5,000,000 during any fiscal year; (m) sales of equity interests of Restoration Robotics, Inc. owned by Accuray as of the Closing Date; and (n) dispositions approved by Agent.

“Permitted Contest” means, with respect to any tax obligation or other obligation allegedly or potentially owing from any Borrower or its Subsidiary to any governmental tax authority or other third party, a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made on the books and records and financial statements of the applicable Credit Party(ies); provided, however, that (a) compliance with the obligation that is the subject of such contest is effectively stayed during such challenge; (b) Borrowers’ and its Subsidiaries’ title to, and its right to use, the Collateral is not adversely affected thereby and Agent’s Lien and priority on the Collateral are not adversely affected, altered or impaired thereby; (c) any material portion of the Collateral shall not be in any danger of being sold, forfeited or lost by reason of such contest by Borrowers or its

Subsidiaries; (d) if such contest relates to a material obligation, Borrowers have given Agent notice of the commencement of such contest and upon request by Agent, from time to time, notice of the status of such contest by Borrowers and/or confirmation of the continuing satisfaction of this definition; and (e) upon a final determination of such contest, Borrowers and its Subsidiaries shall promptly comply with the requirements thereof.

“Permitted Contingent Obligations” means:  (a) Contingent Obligations arising in respect of the Debt under the Financing Documents; (b) Contingent Obligations resulting from endorsements for collection or deposit in the Ordinary Course of Business; (c) Contingent Obligations outstanding on the date of this Agreement and set forth on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to the Debt underlying such Contingent Obligations other than Permitted Refinancing Debt); (d) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations; (e) Contingent Obligations arising under indemnity agreements with title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies; (f) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions of personal property assets permitted under Section 5.6; (g)  so long as there exists no Event of Default both immediately before and immediately after giving effect to any such transaction, Contingent Obligations existing under any swap contract; provided, however, that such obligations are (or were) entered into by a Borrower in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person and not for purposes of speculation; (h) Contingent Obligations incurred with respect to Permitted Debt provided that (x) any such Contingent Obligation is subordinated to the Obligations to the same extent as the Debt to which it relates is subordinated to the Obligations and (y) no Borrower may incur Contingent Obligations under this clause (i) in respect of Debt incurred by any Person that is not a Borrower or Guarantor, other than to extent consisting of a Permitted Investment; (i) Contingent Obligations in respect of any customary indemnification obligations, purchase price adjustments, non-compete obligations (other than contingent earn-out obligations) of any Credit Party incurred in connection with the consummation of any Permitted Acquisition or other Permitted Investment; (j) Contingent Obligations in respect of obligations to suppliers, customers, franchisees and licensees incurred in the Ordinary Course of Business; and (k) other Contingent Obligations not permitted by clauses (a) through (j) above, not to exceed $5,000,000 in the aggregate at any time outstanding.

“Permitted Debt” means:  (a) Borrowers’ Debt to Agent and each Lender under this Agreement and the other Financing Documents; (b) Debt incurred as a result of endorsing negotiable instruments received in the Ordinary Course of Business; (c) purchase money Debt not to exceed $10,000,000 at any time (whether in the form of a loan or a capitalized lease) used solely to acquire equipment used in the Ordinary Course of Business and secured only by such equipment; (d) Debt existing on the date of this Agreement and described on Schedule 5.1 (but not including any refinancings, extensions, increases or amendments to such Debt other than Permitted Refinancing Debt); (e) Debt in the form of insurance premiums financed through the applicable insurance company; (f) Debt owed to any Person providing worker’s compensation, health, disability or other employee benefits (other than ERISA) pursuant to reimbursement or indemnification obligations to such Person, in each case in the Ordinary Course of Business; (g) Subordinated Debt; (h) (i) Debt in respect of the 2018 Convertible Notes and/or 2022

Convertible Notes and (ii) solely with respect to the 2022 Convertible Notes, any Permitted Refinancing Debt and additional convertible notes issued on the same terms as such Permitted Refinancing Debt; provided that the aggregate principal amount of Debt permitted by this subclause (ii) shall not exceed $100,000,000 at any time (all Debt incurred pursuant to this clause (h), “Convertible Notes Debt”); (i) Debt of Borrowers related to commercial credit cards; so long as such Debt is incurred in the Ordinary Course of Business; (j) Debt in respect of treasury services agreements, netting services, overdraft protections, automated clearing-house arrangements, employee credit card programs and similar arrangements, in each case so long as such Debt is incurred in the Ordinary Course of Business and is unsecured; (k) to the extent constituting Debt, any Permitted Contingent Obligations; (l) unsecured earn-out obligations and other similar contingent purchase price obligations incurred in connection with a Permitted Acquisition to the extent earned and payable and permitted pursuant to the definition of “Permitted Acquisition” and the other terms of this Agreement; (m) to the extent constituting Debt, take-or-pay obligations contained in supply arrangements incurred in the Ordinary Course of Business; (n) Debt that represents extensions, renewals, refinancings or replacements of any Debt described in clauses (c), (d), (h) (o) and (s) of this definition so long as such Debt constitutes Permitted Refinancing Debt; (o) Debt of any Person that becomes a Borrower after the date hereof in connection with a Permitted Acquisition; provided that (i) such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Debt permitted by this clause (o), together with any Permitted Refinancing Debt in respect thereof, shall not exceed $2,000,000 at any time outstanding; (p) to the extent constituting Debt, the transactions permitted pursuant to Section 5.8; (q) to the extent constituting Debt, deferred purchase price, seller notes and other liabilities incurred or assumed in connection with any Permitted Acquisition to the extent the same constitutes Acquisition Consideration and is permitted to be incurred pursuant to clause (i) of the definition of “Permitted Acquisition”; (r) Debt of the Credit Parties incurred under the Affiliated Financing Documents; and (s) other unsecured Debt not to exceed $5,000,000 outstanding at any one time.

“Permitted Distributions” means the following Distributions:  (a) Distributions by any Borrower to another Borrower; (b) dividends payable solely in equity interests that are not Disqualified Equity Interests (including stock splits); (c)  without duplication of any Distribution described in clause (d) below, repurchases or redemptions of stock or options of former employees, directors or consultants upon the death, termination, disability, resignation or other voluntary or involuntary cessation of such person’s employment, or otherwise in accordance with any stock option or stock appreciation rights plan or any stock ownership or subscription plan or equity incentive or other similar plan or termination agreement, provided, that such repurchase does not exceed $1,000,000 in the aggregate per fiscal year; (d) so long as no Event of Default has occurred and is continuing prior to making such Distribution or would arise after giving effect thereto, Distributions by Accuray in accordance with stock option plans or other benefit plans for management or employees of Accuray or its Subsidiaries in an aggregate amount not to exceed $1,000,000 in the aggregate per fiscal year; (e)  the cashless repurchase of equity interests deemed to occur upon the exercise of any option or warrant of Accuray; (f)  cash payments in lieu of issuing fractional or “odd lot” equity interests in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests in Accuray (including any Convertible Notes Debt) in an aggregate amount not to exceed $1,000,000 during the term of this Agreement; (g) to the extent constituting Distributions, any payments made in respect of the Convertible Notes Debt made (i) solely with respect to the 2022 Convertible Notes, with the proceeds of any Permitted Refinancing Debt in respect thereof or any offering of equity interests that are not Disqualified Equity Interests and (ii) solely with respect to the 2018 Convertible Notes, with proceeds of Loans or Qualified Cash as described more fully in Section 5.5; (h) Distributions of the type set forth in clause (b) of the definition thereof by Accuray of its common stock made contemporaneously with, or within ten (10) Business Days before, the pricing and closing of any Convertible Notes Debt after the Closing Date; provided that (i) no Default or Event of Default has occurred and is continuing prior to making any such Distribution or would arise after giving effect thereto, and (ii) the aggregate amount of all such Distributions in reliance on this clause (h) does not exceed $15,000,000 during the term of this Agreement; and (i) other Distributions provided that (i) no Default or Event of Default has occurred and is continuing prior to making such Distribution or would arise after giving effect thereto, (ii) the aggregate amount of all such Distributions in reliance on this clause (i) in any fiscal year does not exceed $2,000,000, and (iii) after giving effect to such Distribution, (A) the Credit Parties have Liquidity in an amount not less than $50,000,000, and (B) on a pro forma basis after giving effect to the making of such Distribution, as at the end of the most recently ended fiscal quarter for which financial statements have been provided (or were required to have been provided) to Lenders, the Total Leverage Ratio for the Credit Parties for a trailing twelve-month period ending on the last day of such fiscal quarter is equal to or less than 4.00 to 1.00, which covenant shall be calculated as if such Distribution was made on the first day of such period.

“Permitted Intercompany Investments” means Investments (including guarantees of Debt) made by (a) a Borrower to or in another Borrower and (b) a Borrower to or in a Subsidiary that is not a Borrower so long as, in the case of this clause (b), (i) the aggregate amount of all such Investments by Borrowers in reliance on this clause (b) does not exceed $7,500,000 at any time outstanding and (ii) Borrowers have Liquidity of not less than $50,000,000 after giving effect to any such Investment.

“Permitted Investments” means:  (a) Investments (i) shown on Schedule 5.7 and existing on the Closing Date, (ii) consisting of capital contributions made to Subsidiaries prior to the Closing Date and (iii) any modification, replacement, renewal or extension of any Investments made by a Borrower in an Excluded Subsidiary so long as any such modification, replacement, renewal or extension thereof does not increase the amount of such Investment except as otherwise permitted by Section 5.7; (b) cash and Cash Equivalents; (c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business; (d) advances made in connection with purchases of goods or services in the ordinary course of business; (e) Investments constituting installment sales of equipment in the ordinary course of business; (f) Investments received in settlement of bona fide disputes with respect to amounts due to any Credit Party or any of its Subsidiaries from trade creditors or customers effected in the ordinary course of business and consistent with past practice, or owing to any Credit Party or any of its Subsidiaries as a result of a proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of a Credit Party or its Subsidiaries; (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrowers pursuant to employee stock purchase plans or agreements approved by Borrowers’ Board of Directors (or other governing body), but the aggregate principal amount of all such loans outstanding may not exceed $1,000,000 at any time; (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the Ordinary Course of Business, provided, however, that this subpart (h) shall not apply to Investments of Borrowers in any Subsidiary; (i) Investments consisting of deposit accounts in which Agent has received a Deposit Account Control Agreement; (j) Permitted Intercompany Investments; (k) Permitted Acquisitions; (l) Investments in Excluded Subsidiaries in an aggregate amount not to exceed $1,000,000 during the term of this Agreement; (m) Investments the consideration for which is (x) equity interests (other than Disqualified Equity Interests) of Accuray or (y) solely with respect to Investments that are Permitted Acquisitions, cash proceeds of the issuance of equity interests (other than Disqualified Equity Interests) of Accuray (as described more fully in clause (i) of the definition of “Permitted Acquisition”; (n) Capital Expenditures; (o) Investments of any Person existing at the time such Person becomes a Subsidiary of Accuray and a Borrower (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary; (p) cashless Investments relating to reorganizations of, and mergers and consolidations among, Foreign Subsidiaries so long as any resulting Foreign Subsidiary is wholly owned by a Borrower; and (q) any other Investments in an aggregate amount not to exceed $5,000,000 at any time outstanding; provided that immediately before and after giving effect to the making of such Investment, (i) no Default or Event of Default shall have occurred and be continuing, (ii) on a pro forma basis after the consummation of such Investment, as at the end of the most recently ended fiscal quarter for which financial statements have been provided (or were required to have been provided) to Lenders, the Total Leverage Ratio for the Credit Parties for a trailing twelve-month period ending on the last day of such fiscal quarter is equal to or less than 4.00 to 1.00, which covenant shall be calculated as if such Investment was made on the first day of such period, (iii) the Credit Parties shall have Liquidity in an amount not less than $50,000,000 after giving effect to such Investment, and (iv) the chief financial officer of the Borrower Representative shall have delivered a certificate to Agent certifying as to the matters contained in clauses (i) through (iii) above, accompanied by reasonable evidence thereof.

“Permitted License” means (a) any non-exclusive license of patent rights of Borrowers or their Subsidiaries so long as all such Permitted Licenses are granted to third parties in the Ordinary Course of Business, do not result in a legal transfer of title to the licensed property, and have been granted in exchange for fair consideration, (b) any exclusive license of patent rights of Borrowers or their Subsidiaries so long as such Permitted Licenses do not result in a legal transfer of title to the licensed property, are exclusive solely as to either (i) discrete geographical areas outside of the United States or (ii) a field of use outside of the field of photon based radiation therapy, radiosurgery, or teletherapy, and have been granted in exchange for fair consideration and (c) any exclusive licenses of trademark or service mark rights or other Intellectual Property rights of Borrowers or their Subsidiaries to customers or other third parties in the Ordinary Course of Business, including for use in connection with such customers’ corporate names, trade names, domain names, websites, social media accounts, handles and identifiers and any other business identifiers.

“Permitted Liens” means:  (a) deposits or pledges of cash to secure obligations under workmen’s compensation, social security or similar laws, or under unemployment insurance (but excluding Liens arising under ERISA or, with respect to any Pension Plan or Multiemployer Plan, the Code) pertaining to a Borrower’s employees, if any; (b) deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money or the deferred purchase price of property or services), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the Ordinary Course of Business; (c) carrier’s, warehousemen’s, mechanic’s, workmen’s, materialmen’s or other like Liens on Collateral, to the extent such Liens are “Permitted Liens” under the Affiliated Credit Agreement, arising in the Ordinary Course of Business with respect to obligations which are not overdue for a period of more than sixty (60) days, or which are being contested pursuant to a Permitted Contest; (d) Liens on Collateral, other than Accounts, for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or the subject of a Permitted Contest; (e) attachments, appeal bonds, judgments and other similar Liens on Collateral other than Accounts, so long as such Liens do not constitute an Event of Default hereunder; provided, however, that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are the subject of a Permitted Contest; (f) with respect to real estate, easements, rights of way, restrictions, minor defects or irregularities of title and other similar restrictions, including environmental and land use restrictions, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Security Documents, materially affect the value or marketability of the Collateral, materially impair the use or operation of the Collateral for the use currently being made thereof or materially impair Borrowers’ ability to pay the Obligations in a timely manner or materially impair the use of the Collateral or the ordinary conduct of the business of any Borrower or any Subsidiary and which, in the case of any real estate which is part of the Collateral, are set forth as exceptions to or subordinate matters in the title insurance policy accepted by Agent insuring the lien of the Security Documents; (g) non-exclusive licenses of Intellectual Property rights granted in the Ordinary Course of Business;  (h) rights of set-off or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business; (i) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under the definition of Permitted Debt; (j) Liens and deposits in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (k) Liens and encumbrances in favor of Agent under the Financing Documents; (l) Liens on Collateral, existing on the date hereof and set forth on Schedule 5.2; (m) Liens (i) arising from operating leases with respect to assets not owned by any Borrower and the precautionary UCC filings in respect thereof and (ii) on equipment or other materials which are not owned by any Borrower and located on the premises of any Borrower (but not in connection with, or as part of, the financing thereof) from time to time in the Ordinary Course of Business and consistent with customary practices of Borrowers and the precautionary UCC filings in respect thereof; (n) any Lien on any equipment securing Debt permitted under subpart (c) of the definition of Permitted Debt, provided, however, that such Lien attaches concurrently with or within sixty (60) days after the acquisition thereof; (o) Liens of landlords and mortgagees of landlords arising by statute; (p) the interest of lessors or sublessor under operating leases and licensors or sub-licensors under license agreements to the extent such license, lease, sublease or sublicense is otherwise permitted under this Agreement; (q) other Liens or encumbrances which do not secure Debt for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $2,000,000; and (r) Liens and encumbrances in favor of the holders of (or an agent representing the holders of) the Affiliated Obligations.

“Permitted Modifications” means (a) such amendments or other modifications to a Borrower’s Organizational Documents as are required under this Agreement or by applicable Law and fully disclosed to Agent within thirty (30) days after such amendments or modifications have become effective, and (b) such amendments or modifications to a Borrower’s Organizational Documents (other than those involving a change in the name of a Borrower or involving a reorganization of a Borrower under the laws of a different jurisdiction) that would not adversely affect the rights and interests of Agent or Lenders and are fully disclosed to Agent within thirty (30) days after such amendments or modifications have become effective.

“Permitted Refinancing Debt” means the extension of maturity, refinancing, renewal, replacement, exchange or modification of the terms of Debt so long as:

(a)           after giving effect to such extension, refinancing, replacement, exchange or modification, the principal amount of such Debt is not greater than the amount of Debt outstanding immediately prior to such extension, refinancing, renewal, replacement, exchange or modification (other than by the amount of premiums or penalties paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto); provided, however, that in order to permit an exchange of the Convertible Notes Debt into newly issued convertible notes, the principal amount of the newly issued convertible notes may be greater than the principal amount of the Convertible Notes Debt that are exchanged, to the extent required by arms-length, commercial negotiations in connection with such exchange;

(b)           such extension, refinancing, renewal, replacement, exchange or modification does not result in a shortening of the average weighted maturity (measured as of the extension, refinancing or modification) of the Debt so extended, refinanced, renewed, replaced or modified (and in the case of any permitted refinancing of the Convertible Notes Debt, the scheduled maturity date of the Debt (after giving effect to such extension, refinancing, renewal, replacement or modification) shall be at least 91 days following the Commitment Expiry Date (determined in accordance with clause (a) of the definition thereof));

(c)           such extension, refinancing, renewal, replacement, exchange or modification is pursuant to terms that are, taken as a whole, (A) on prevailing market terms at the time of borrowing for the time of financing and the quality of the applicable borrower; provided that, in no event shall additional security or collateral (or any security or collateral if the Debt subject to a permitted refinancing is unsecured) be granted on the basis that it was required by prevailing market terms or (B) other than interest rate (so long as the interest rate thereto shall not increase by more than 2.50% per annum) and conversion premium terms with respect to the refinancing, replacement or exchange of Convertible Notes Debt, not less favorable to the Credit Parties and Lenders than the terms of the Debt (including, without limitation, terms relating to the collateral (if any) and subordination (if any)) being extended, refinanced, renewed, replaced, exchanged or modified (and in the case of any permitted refinancing of the Convertible Notes Debt, no security or collateral shall be granted and no principal amortization shall be provided for (it being understood that conversion terms consistent with those applicable to the 2022 Convertible Notes shall not constitute principal amortization); and

(d)           the Debt that is extended, refinanced, renewed, replaced or modified is not recourse to any Credit Party or any of its Subsidiaries that is liable on account of the obligations, in each case other than those Persons which were obligated with respect to the Debt that was extended, refinanced, renewed, replaced or modified.

For purposes of clarity, Permitted Refinancing Debt shall not apply to the 2018 Convertible Notes.

“Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

“Prepayment Fee” has the meaning set forth in Section 2.2(g).

“Product” means any current or future service or product researched, designed, developed, manufactured, licensed, marketed, sold, performed, distributed or otherwise commercialized by Accuray or any of its Subsidiaries, and any such product in development or which may be developed; provided, that for purposes of Article III, “Product” shall not include products designed, developed and manufactured by third parties that are not Affiliates of Accuray or any of its Subsidiaries.

“Product Authorizations” means any and all approvals (including pricing and reimbursement approvals), licenses, notifications, registrations or authorizations of any Governmental Authority necessary for the manufacture, development, distribution, use, storage, import, export, transport, promotion, marketing, sale or other commercialization of a Product in any country or jurisdiction, including without limitation registration and listing, IDEs, Device Approval Applications (including any supplements and amendments thereto) or similar applications, post-approval marketing authorizations (including any prerequisite manufacturing approval or authorization related thereto), labeling approvals, and technical, medical, and scientific licenses.

“Pro Rata Share” means (a) with respect to a Lender’s obligation to make advances in respect of a Term Loan Commitment and such Lender’s right to receive payments of principal and interest with respect to the Term Loans, the Term Loan Commitment Percentage of such Lender in respect of such Term Loan, and (b) for all other purposes (including, without limitation, the indemnification obligations arising under Section 11.6) with respect to any Lender, the percentage obtained by dividing (i) the Term Loan Commitment Amount of such Lender (or, in the event the Term Loan Commitment shall have been terminated, such Lender’s then outstanding principal advances of such Lender under the Term Loan), by (ii) the sum of the Term Loan Commitment (or, in the event the Term Loan Commitment shall have been terminated, the then outstanding principal advances of such Lenders under the Term Loan) of all Lenders.

“Qualified Cash” means, as of any date of determination, the aggregate amount of unrestricted cash and Cash Equivalents on-hand of the Credit Parties maintained in Deposit Accounts or Securities Accounts in the name of a Credit Party in the United States as of such date, which, in each case, are subject to Deposit Account Control Agreements or a Securities Account Control Agreement.

“Recovery Amount” has the meaning set forth in Section 2.10(e).

“Required Lenders” means at any time Lenders holding (a) more than sixty percent (60%) of the Term Loan Commitment, or (b) if the Term Loan Commitment has been terminated, more than sixty percent (60%) of the then aggregate outstanding principal balance of the Loans.

“Replacement Lender” has the meaning set forth in Section 11.17(c).

“Responsible Officer” means any of the Chief Executive Officer, Chief Financial Officer, General Counsel or any other officer of the applicable Borrower acceptable to Agent.

“Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from an asset sale or otherwise) and other amounts received or realized in respect of such Investment, in each case on an after-tax basis.

“Revolving Loans” has the meaning set forth in the Affiliated Credit Agreement.

“SEC” means the United States Securities and Exchange Commission.

“Securities Account” means a “securities account” (as defined in Article 9 of the UCC), an investment account, or other account in which investment property or securities are held or invested for credit to or for the benefit of any Borrower.

“Securities Account Control Agreement” means an agreement, in form and substance satisfactory to Agent, among Agent, any applicable Borrower and each securities intermediary in which such Borrower maintains a Securities Account pursuant to which Agent shall obtain “control” (as defined in Article 9 of the UCC) over such Securities Account.

“Securitization” has the meaning set forth in Section 12.6(b).

“Security Document” means this Agreement and any other agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one or more Credit Parties or any other Person either (a) Guarantees payment or performance of all or any portion of the Obligations, and/or (b) provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Agent for its own benefit and the benefit of Lenders, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time.

“Settlement Service” has the meaning set forth in Section 11.17(a)(v).

“Solvent” means, with respect to any Person, that such Person (a) owns assets the fair saleable value of which are (i) greater than the total amount of its liabilities (including Contingent Obligations), and (ii) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to it; (b) has capital that is not unreasonably small in relation to its business as presently conducted or after giving effect to any contemplated transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

“Stated Commitment Expiry Date” has the meaning set forth in the definition of “Commitment Expiry Date”.

“Stated Rate” has the meaning set forth in Section 2.7.

“Subordinated Debt” means any Debt of Borrowers incurred pursuant to the terms of the Subordinated Debt Documents, and with prompt notice to Agent, all of which documents must be in form and substance acceptable to Agent in its sole discretion.  As of the Closing Date, there is no Subordinated Debt.  The parties hereto agree, for the avoidance of doubt, that the Convertible Notes Debt does not constitute Subordinated Debt.

“Subordinated Debt Documents” means any documents evidencing and/or securing Debt governed by a Subordination Agreement, all of which documents must be in form and substance acceptable to Agent in its sole discretion.  As of the Closing Date, there are no Subordinated Debt Documents.

“Subordination Agreement” means any agreement between Agent and another creditor of Borrowers, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, pursuant to which the Debt owing from any Borrower(s) and/or the Liens securing such Debt granted by any Borrower(s) to such creditor are subordinated in any way to the Obligations and the Liens created under the Security Documents, the terms and provisions of such Subordination Agreements to have been agreed to by and be acceptable to Agent in the exercise of its sole discretion.

“Subsidiary” means, with respect to any Person, (a) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, capital stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than fifty percent (50%) of such capital stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%) or of which any such Person is a general partner or may exercise the powers of a general partner.  Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.

“Taxes” has the meaning set forth in Section 2.8(a).

“Termination Date” means the earlier to occur of (a) the Commitment Expiry Date, (b) any date on which Agent accelerates the maturity of the Loans pursuant to Section 10.2, or (c) the termination date stated in any notice of termination of this Agreement provided by Borrowers in accordance with Section 2.12.

“Term Loan” and “Term Loans” means, collectively, the Term Loan Tranche 1 and the Term Loan Tranche 2.

“Term Loan Commitment” means, the sum of each Lender’s Term Loan Commitment Amount, which is equal to $60,000,000,

“Term Loan Commitment Amount” means, with respect to each Lender, the sum of such Lender’s Term Loan Tranche 1 Commitment Amount and Term Loan Tranche 2 Commitment Amount.

“Term Loan Commitment Percentage” means, as to any Lender with respect to each of such Lender’s Term Loan Commitments, (a) on the Closing Date with respect to each tranche of the Term Loan, the applicable percentage set forth opposite such Lender’s name on the Commitment Annex under the column “Term Loan Tranche 1 Commitment Percentage” and “Term Loan Tranche 2 Commitment percentage” (if such Lender’s name is not so set forth thereon, then, on the Closing Date, such percentage for such Lender shall be deemed to be zero), and (b) on any date following the Closing Date, as applicable to each tranche of Term Loan, the percentage equal to (i) the Term Loan Tranche 1 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 1 Commitments on such date or (ii) the Term Loan Tranche 2 Commitment of such Lender on such date divided by the aggregate Term Loan Tranche 2 Commitments on such date.

“Term Loan Tranche 1” has the meaning set forth in Section 2.1(a)(i)(A).

“Term Loan Tranche 1 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 1 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.

“Term Loan Tranche 1 Commitments” means the sum of each Lender’s Term Loan Tranche 1 Commitment Amount.

“Term Loan Tranche 2” has meaning set forth in Section 2.1(a)(ii)(B).

“Term Loan Tranche 2 Commitment Amount” means, with respect to each Lender, the amount set forth opposite such Lender’s name on Annex A hereto under the caption “Term Loan Tranche 2 Commitment Amount”, as amended from time to time to reflect any permitted and effective assignments and as such amount may be reduced or terminated pursuant to this Agreement.

“Term Loan Tranche 2 Commitment Termination Date” means December 31, 2018.

“Term Loan Tranche 2 Commitments” means the sum of each Lender’s Term Loan Tranche 2 Commitment Amount.

“Total Debt” means, at any time, all Debt described in clauses (a), (b), (c), (d), and (e) (but in the case of clause (e), only to the extent such letter of credit has been drawn and not reimbursed within 3 Business Days) in the definition thereof of such Person and its Subsidiaries at such time.

“Total Leverage Ratio” means, the ratio of (a) the Total Debt as of the end of such period (including, for the avoidance of doubt, the Convertible Notes Debt), to (b) EBITDA for such period.

“UCC” means the Uniform Commercial Code of the State of New York or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.

“Unfinanced Capital Expenditures” means, for any period, the Capital Expenditures for such period; provided Unfinanced Capital Expenditures shall not include any Capital Expenditure (i) for replacements, restorations or substitutions for assets to the extent made with the net cash proceeds of a Permitted Asset Disposition, (ii) for any asset acquired in exchange for an existing asset (but only to the extent of the value of such existing asset), (iii) that constitutes a Permitted Acquisition, (iv) made during such period to the extent made with the identifiable proceeds of an issuance of equity by Borrower Representative, (v) that, pursuant to a written agreement, are reimbursed (or reimbursable and reasonably expected to be received in cash within 120 days of the last day of such period) by a third Person (excluding Borrower Representative or any of its Subsidiaries) or (vi) that is paid with the proceeds of Permitted Debt.

“United States” means the United States of America.

“Wholly-Owned Subsidiary” means, as to any Person, another Person, all of the equity interests of which (except directors’ qualifying shares) are, at the time, directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

Section 1.2            Accounting Terms and Determinations.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder (including, without limitation, determinations made pursuant to the exhibits hereto) shall be made, and all financial statements required to be delivered hereunder shall be prepared on a consolidated basis in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of each Borrower and its Consolidated Subsidiaries delivered to Agent and each of Lenders on or prior to the Closing Date.  If at any time any change in GAAP would affect the computation of any financial ratio or financial requirement set forth in any Financing Document, and either Borrowers or the Required Lenders shall so request, Agent, Lenders and Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Borrower Representative and the Required Lenders); provided, however, that until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) Borrowers shall provide to Agent and Lenders financial statements and other documents required under this Agreement which shall include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 (or any other Financial Accounting Standard having a similar result or effect) to value any Debt or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value”, as defined therein and (ii) to the extent that any change in GAAP after the

Closing Date results in leases which are, or would have been, classified as operating leases under GAAP as it exists on the Closing Date being classified as a Capital Lease under as revised GAAP (whether such lease is entered into before or after the date hereof), such change in classification of leases from operating leases to Capital Leases shall be ignored for purposes of this Agreement, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

Section 1.3            Other Definitional and Interpretive Provisions.  References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits”, or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided.  Any term defined herein may be used in the singular or plural.  “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”.  Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person.  References “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively.  Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds.  References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations.  All amounts used for purposes of financial calculations required to be made herein shall be without duplication.  References to any statute or act, without additional reference, shall be deemed to refer to federal statutes and acts of the United States.  References to any agreement, instrument or document shall include all schedules, exhibits, annexes and other attachments thereto.  As used in this Agreement, the meaning of the term “material” or the phrase “in all material respects” is intended to refer to an act, omission, violation or condition which reflects or could reasonably be expected to result in a Material Adverse Effect.  References to capitalized terms that are not defined herein, but are defined in the UCC, shall have the meanings given them in the UCC.  All references herein to times of day shall be references to daylight or standard time, as applicable.

Section 1.4            Time is of the Essence.  Time is of the essence in Borrower’s and each other Credit Party’s performance under this Agreement and all other Financing Documents

ARTICLE 2

LOANS

Section 2.1            Loans.

(a)           Term Loans.

(i)            Term Loan Amounts.

(A)          On the terms and subject to the conditions set forth herein, each Lender with a Term Loan Tranche 1 Commitment severally hereby agrees to make to Borrowers a term loan on the Closing Date in an original aggregate principal amount equal to the Term Loan Tranche 1 Commitment (the “Term Loan Tranche 1”).  Each such Lender’s obligation to fund the Term Loan Tranche 1 shall be limited to such Lender’s Term Loan Tranche 1 Commitment Percentage, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded.

(B)          On the terms and subject to the conditions set forth herein and in the other Financing Documents, each Lender with a Term Loan Tranche 2 Commitment severally hereby agrees to make to Borrowers a term loan on a Business Day occurring after the Closing Date and on or prior to the Term Loan Tranche 2 Commitment Termination Date (the “Term Loan Tranche 2 Funding Date”) in an original aggregate principal amount not to exceed the Term Loan Tranche 2 Commitment (the “Term Loan Tranche 2”); provided that the original aggregate principal amount of the Term Loan Tranche 2 shall not be less than $5,000,000 and, if greater, shall be a multiple of $5,000,000.   Each such Lender’s obligation to fund the Term Loan Tranche 2 shall be limited to such Lender’s Term Loan Tranche 2 Commitment Percentage, and no Lender shall have any obligation to fund any portion of any Term Loan required to be funded by any other Lender, but not so funded.  Unless previously terminated, on the Term Loan Tranche 2 Commitment Termination Date, the Term Loan Tranche 2 Commitment shall thereupon automatically be terminated and the Term Loan Tranche 2 Commitment Amount of each Lender as of such date shall be reduced by such Lender’s Pro Rata Share of such total reduction in the Term Loan Commitments.  Similarly, if the full amount of the Term Loan Tranche 2 Commitment is not funded on the Term Loan Tranche 2 Funding Date, the unfunded portion of the Term Loan Tranche 2 Commitment shall thereupon automatically be terminated and the Term Loan Tranche 2 Commitment Amount of each Lender as of such date shall be reduced by such Lender’s Pro Rata Share of such total reduction in the Term Loan Commitments.

(C)          No Borrower shall have any right to reborrow any portion of the Term Loan that is repaid or prepaid from time to time.  Borrowers shall deliver to Agent a Notice of Borrowing with respect to each proposed Term Loan advance, such Notice of Borrowing to be delivered no later than noon (Eastern time) two (2) Business Days prior to such proposed borrowing; provided that for the borrowing of the Term Loan on the Closing Date, Borrower may deliver the Notice of Borrowing on the Closing Date; provided further that, with respect to Term Loan Tranche 2, Borrowers further shall provide Agent written notice of its intent to borrow not less than thirty (30) days prior to such proposed borrowing, which notice shall set forth the proposed date of borrowing.

(ii)           Scheduled Repayments; Mandatory Prepayments; Optional Prepayments.

(A)          There shall become due and payable, and Borrowers shall repay the Term Loan through, scheduled payments as set forth on Schedule 2.1 attached hereto.  Notwithstanding the payment schedule set forth above, the outstanding principal amount of the Term Loan shall become immediately due and payable in full on the Termination Date.

(B)          There shall become due and payable and Borrowers shall prepay the Term Loan in the following amounts and at the following times:

(1)           Unless Agent shall otherwise consent in writing, on the date on which any Credit Party (or Agent as loss payee or assignee) receives any casualty proceeds in excess of $1,000,000 with respect to assets upon which Agent maintained a Lien, an amount equal to one hundred percent (100%) of such proceeds (net of anticipated taxes, out-of-pocket expenses and repayment of secured debt permitted under clause (c) of the definition of Permitted Debt and encumbering the property that suffered such casualty), or such lesser portion of such proceeds as Agent shall elect to apply to the Obligations;

(2)           an amount equal to any interest that is deemed to be in excess of the Maximum Lawful Rate (as defined below) and is required to be applied to the reduction of the principal balance of the Loans by any Lender as provided for in Section 2.7;

(3)           unless Agent shall otherwise consent in writing, upon receipt by any Credit Party of the proceeds of any Asset Disposition that is not made in the Ordinary Course of Business, other than Asset Dispositions constituting Permitted Asset Dispositions under clauses (d),  (k) or (m) of such definition, in excess of $1,000,000, an amount equal to one hundred percent (100%) of the net cash proceeds of such Asset Disposition (net of taxes, out-of-pocket expenses and repayment of secured debt permitted under clause (c) of the definition of Permitted Debt and encumbering such asset), or such lesser portion as Agent shall elect to apply to the Obligations;

(4)           unless Agent shall otherwise consent in writing, upon receipt by any Credit Party of any proceeds from the incurrence of Debt that is not Permitted Debt or equity securities issued to pay the Cure Amount, an amount equal to one hundred percent (100%) of such Debt or equity securities or such lesser portion as Agent shall elect to apply to the Obligations; and

(5)           Upon the termination of all Revolving Loan Commitments (as defined in the Affiliated Financing Documents) and the payment of the then existing aggregate outstanding principal amount of the Revolving Loans, the aggregate outstanding Obligations.

Notwithstanding the foregoing and so long as no Event of Default or Default then exists:  (y) any such casualty proceeds in excess of $1,000,000 (other than with respect to Inventory and any real property encumbered by a Lien in favor of Agent, unless Agent shall otherwise elect) within one hundred eighty (180) days (or such longer period as Agent may agree in its reasonable discretion) from the receipt of such proceeds to purchase new or replacement assets so long as such proceeds are deposited into an account that is subject to a Deposit Account Control Agreement or Securities Account Control Agreement; and (z) proceeds of Asset Dispositions described in clause (3) above may be used by Borrowers within one hundred eighty (180) days (or such longer period as Agent may agree in its reasonable discretion) from the receipt of such proceeds to purchase new or replacement assets, provided, however, that such proceeds are deposited into an account that is subject to a Deposit Account Control Agreement or Securities Account Control Agreement.

(C)          Borrowers may from time to time, with at least two (2) Business Days prior delivery to Agent of an appropriately completed Payment Notification, prepay the Term Loan in whole but not in part (other than mandatory partial prepayments required under this Agreement); provided, however, that each such prepayment shall be accompanied by any prepayment fees required hereunder.

(iii)          All Prepayments.  Except as this Agreement may specifically provide otherwise, all prepayments of the Term Loan shall be applied by Agent to the Obligations in inverse order of maturity.  The monthly payments required under Schedule 2.1 shall continue in the same amount (for so long as the Term Loan and/or (if applicable) any advance thereunder shall remain outstanding) notwithstanding any partial prepayment, whether mandatory or optional, of the Term Loan.

(iv)          LIBOR Rate.

(A)          Except as provided in subsection (C) below, the Term Loan shall accrue interest at the LIBOR Rate plus the Applicable Margin.

(B)          The LIBOR Rate may be adjusted by Agent by notice to Borrower Representative with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable Law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), which additional or increased costs would increase the cost of funding loans bearing interest based upon the LIBOR Rate; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.  In any such event, the affected Lender shall give Borrowers and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, along with a certificate from such Lender setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment.  Upon receipt of such notice, Borrowers may, by notice to such affected Lender, repay the Loans bearing interest based upon the LIBOR Rate with respect to which such adjustment is made.

(C)          In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain Loans bearing interest based upon the LIBOR Rate or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrowers and Agent promptly shall transmit the notice to each other Lender and (I) in the case of any outstanding Loans of such Lender bearing interest based upon the LIBOR Rate, the date specified in such Lender’s notice shall be deemed to be the last day of the Interest Period of such Loans, and interest upon such Lender’s Loans thereafter shall accrue interest at Base Rate plus the Applicable Margin, and (II) such Loans shall continue to accrue interest at Base Rate plus the Applicable Margin until such Lender determines that it would no longer be unlawful or impractical to maintain such Loans at the LIBOR Rate.

(D)          Anything to the contrary contained herein notwithstanding, neither Agent nor any Lender is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues based on the LIBOR Rate.

(b)           Reserved.

(c)           Reserved.

Section 2.2            Interest, Interest Calculations and Certain Fees.

(a)           Interest.  From and following the Closing Date, except as expressly set forth in this Agreement, Loans and the other Obligations shall bear interest at the sum of the LIBOR Rate plus the Applicable Margin.  Interest on the Loans shall be paid in arrears on the first (1st) day of each month and on the maturity of such Loans, whether by acceleration or otherwise.  Interest on all other Obligations shall be payable upon demand.

(b)           Reserved.

(c)           Fee Letter.  In addition to the other fees set forth herein, Borrowers agree to pay Agent the fees set forth in the Fee Letter.

(d)           Reserved.

(e)           Reserved.

(f)            Reserved.

(g)           Prepayment Fee.  If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrowers, by reason of the occurrence of an Event of Default or the acceleration of the Term Loan, or otherwise), or if the Term Loan shall become accelerated and due and payable in full, Borrowers shall pay to Agent, for the benefit of all Lenders committed to make Term Loan advances, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection.  The Prepayment Fee in respect of each of Term Loan Tranche 1 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (w) three percent (3.0%) for the first year following the Closing Date, (x) two percent (2.0%) for the second year following the Closing Date, (y) one percent (1.0%)  for the third year following the Closing Date and (z) zero percent (0.0%) thereafter.  The Prepayment Fee in respect of each of Term Loan Tranche 2 shall be equal to an amount determined by multiplying the amount being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount:  (w) three percent (3.0%) for the first year following the Term Loan Tranche 2 Funding Date, (x) two percent (2.0%) for the second year following the Term Loan Tranche 2 Funding Date, (y) one percent (1.0%)  for the third year following the Term Loan Tranche 2 Funding Date and (z) zero percent (0.0%) thereafter.  The Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (ii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned and non-refundable as of the Closing Date.

(h)           Audit Fees.  Borrowers shall pay to Agent, for its own account and not for the benefit of any other Lenders, all reasonable fees and expenses in connection with audits and inspections of Borrowers’ books and records, audits, valuations or appraisals of the Collateral, audits of Borrowers’ compliance with applicable Laws and such other matters as Agent shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Agent of a written request for payment thereof to Borrowers.

(i)            Wire Fees.  Borrowers shall pay to Agent, for its own account and not for the account of any other Lenders, on written demand, fees for incoming and outgoing wires made for the account of Borrowers, such fees to be based on Agent’s then current wire fee schedule (available upon written request of Borrowers).

(j)            Late Charges.  If payments of principal (other than a final installment of principal upon the Termination Date), interest due on the Obligations, or any other amounts due hereunder or under the other Financing Documents are not timely made and remain overdue for a period of five (5) days, Borrowers, without notice or demand by Agent, promptly shall pay to Agent, for its own account and not for the benefit of any other Lenders, as additional compensation to Agent in administering the Obligations, an amount equal to five percent (5.0%) of each delinquent payment.

(k)           Computation of Interest and Related Fees.  All interest and fees under each Financing Document shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  The date of funding of a Loan shall be included in the calculation of interest.  The date of payment of a Loan shall be excluded from the calculation of interest.  If a Loan is repaid on the same day that it is made, one (1) day’s interest shall be charged.

(l)            Automated Clearing House Payments.  If Agent (or its designated servicer or trustee on behalf of a securitization vehicle) so elects, monthly payments of principal, interest, fees, expenses or any other amounts due and owing from Borrowers to Agent hereunder shall be paid to Agent by Automated Clearing House debit of immediately available funds from the financial institution account designated by Borrower Representative in the Automated Clearing House debit authorization executed by Borrowers or Borrower Representative in connection with this Agreement, and shall be effective upon receipt.  Borrowers shall execute any and all forms and documentation necessary from time to time to effectuate such automatic debiting.  In no event shall any such payments be refunded to Borrowers.

Section 2.3            Notes.  The portion of the Loans made by each Lender shall be evidenced, if so requested by such Lender, by one or more promissory notes executed by Borrowers on a joint and several basis (each, a “Note”) in an original principal amount equal to such Lender’s Term Loan Commitment Amount.

Section 2.4            Reserved.

Section 2.5            Reserved.

Section 2.6            General Provisions Regarding Payment; Loan Account.

(a)           All payments to be made by each Borrower under any Financing Document, including payments of principal and interest made hereunder and pursuant to any other Financing Document, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim.  If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension (it being understood and agreed that, solely for purposes of calculating financial covenants and computations contained herein and determining compliance therewith, if payment is made, in full, on any such extended due date, such payment shall be deemed to have been paid on the original due date without giving effect to any extension thereto).  Any payments received in the Payment Account before 12:00 Noon (Eastern time) on any date shall be deemed received by Agent on such date, and any payments received in the Payment Account at or after 12:00 Noon (Eastern time) on any date shall be deemed received by Agent on the next succeeding Business Day.

(b)           Agent shall maintain a loan account (the “Loan Account”) on its books to record Loans and other extensions of credit made by Lenders hereunder or under any other Financing Document, and all payments thereon made by each Borrower.  All entries in the Loan Account shall be made in accordance with Agent’s customary accounting practices as in effect from time to time.  The balance in the Loan Account, as recorded in Agent’s books and records at any time shall be conclusive and binding evidence of the amounts due and owing to Agent by each Borrower absent manifest error; provided, however, that any failure to so record or any error in so recording shall not limit or otherwise affect any Borrower’s duty to pay all amounts owing hereunder or under any other Financing Document.  Agent shall endeavor to provide Borrowers with a monthly statement regarding the Loan Account (but neither Agent nor any Lender shall have any liability if Agent shall fail to provide any such statement).  Unless any Borrower notifies Agent of any objection to any such statement (specifically describing the basis for such objection) within ninety (90) days after the date of receipt thereof, it shall be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein.

Section 2.7            Maximum Interest.  In no event shall the interest charged with respect to the Loans or any other Obligations of any Borrower under any Financing Document exceed the maximum amount permitted under the laws of the State of New York or of any other applicable jurisdiction.  Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable hereunder or under any Note or other Financing Document (the “Stated Rate”) would exceed the highest rate of interest permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, each Borrower shall, to the extent permitted by law, continue to pay interest at the Maximum Lawful Rate until such time as the total interest received is equal to the total interest which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable.  Thereafter, the interest rate payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply.  In no event shall the total interest received by any Lender exceed the amount which it could lawfully have received had the interest been calculated for the full term hereof at the Maximum Lawful Rate.  If, notwithstanding the prior sentence, any Lender has received interest hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other amounts (other than interest) payable hereunder, and if no such principal or other amounts are then outstanding, such excess or part thereof remaining shall be paid to Borrowers.  In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made.

Section 2.8            Taxes; Capital Adequacy.

(a)           Except as required by applicable Law, all payments of principal and interest on the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp, documentary, payroll, employment, property or franchise taxes and other taxes, fees, duties, levies, assessments, withholdings or other charges of any nature whatsoever (including interest and penalties thereon) imposed by any taxing authority, (“Taxes”).  If any withholding or deduction from any payment to be made by any Borrower hereunder is required in respect of any Taxes pursuant to any applicable Law, then Borrowers will:  (i) be entitled to make such withholding or deduction, (ii) pay directly to the relevant authority the full amount required to be so withheld or deducted; (iii) promptly forward to Agent an official receipt or other documentation satisfactory to Agent evidencing such payment to such authority; and (iv) if such Tax is an Indemnified Tax, pay to Agent for the account of Agent and Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by Agent and each Lender will equal the full amount Agent and such Lender would have received had no such withholding or deduction been required (including, without limitation, such withholdings and deductions applicable to additional sums payable under this Section 2.8).  If any Indemnified Taxes are directly asserted against Agent or any Lender with respect to any payment received by Agent or such Lender hereunder, Agent or such Lender may pay such Indemnified Taxes and Borrowers will promptly pay such additional amounts (including any penalty, interest or expense) as is necessary in order that the net amount received by such Person after the payment of such Indemnified Taxes (including any Indemnified Taxes on such additional amount) shall equal the amount such Person would have received had such Indemnified Taxes not been asserted so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which Agent or such Lender first made written demand therefor.

(b)           The Credit Parties shall indemnify Agent and Lenders, within ten (10) days after demand thereof, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.8) payable or paid by Agent or any Lender or required to be withheld or deducted from a payment to Agent or any Lender and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes and Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate in reasonable detail as to the amount of such payment or liability delivered to Borrower Representative by a Lender (with a copy to Agent), or by Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(c)

(i)            Each Lender that (i) is organized under the laws of a jurisdiction other than the United States, and (ii)(A) is a party hereto on the Closing Date or (B) purports to become an assignee of an interest as a Lender under this Agreement after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall, to the extent legally entitled to do so, deliver on or prior to the date on which such Lender becomes a Lender (or such assignee acquires such assigned interest) to Borrower Representative and Agent one or more (as Borrower Representative or Agent may reasonably request) United States Internal Revenue Service (“IRS”) Forms W-8ECI, W-8BEN, W-8BEN-E, W-8IMY (as applicable) and other applicable forms, certificates or documents prescribed by the United States Internal Revenue Service or reasonably requested by Agent certifying as to such Lender’s entitlement to a complete exemption from, or reduced rate of, withholding or deduction of Taxes.  Each Lender that is a United States Person  and is a party hereto on the Closing Date or purports to become an assignee of an interest as a Lender under this Agreement after the Closing Date (unless such Lender was already a Lender hereunder immediately prior to such assignment) shall deliver on or prior to the date on which such Lender becomes a Lender (or such assignee acquires such assigned interest) to Borrower Representative and Agent an IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax.

(ii)           To the extent permitted by Law, each Lender shall deliver, at the time or times reasonably requested by Borrower Representative or Agent, such additional properly completed and executed documentation as is reasonably requested by Borrower Representative or Agent to permit payments hereunder to be made without withholding or at a reduced rate of withholding.  Without limiting the foregoing, each Lender shall timely provide any documentation reasonably requested by Borrower Representative or Agent sufficient for Borrowers and Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with applicable reporting requirements under FATCA.

(iii)          Each Lender shall (to the extent legally entitled to do so) provide updated forms to Borrower Representative and Agent on or prior to the date any prior form previously provided under this Section 2.8(c) becomes obsolete or expires, after the occurrence of an event requiring a change in the most recent form or certification previously delivered by it pursuant to this Section 2.8(c) or from time to time if requested by Borrowers or Agent.

(d)           If any Lender shall determine in its commercially reasonable judgment that the adoption or taking effect of, or any change in, any applicable Law regarding capital adequacy, in each instance, after the Closing Date, or any change after the Closing Date in the interpretation, administration or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation, administration or application thereof, or the compliance by any Lender or any Person controlling such Lender with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency adopted or otherwise taking effect after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or such controlling Person’s capital as a consequence of such Lender’s obligations hereunder to a level below that which such Lender or such controlling Person could have achieved but for such adoption, taking effect, change, interpretation, administration, application or compliance (taking into consideration such Lender’s or such controlling Person’s policies with respect to capital adequacy) then from time to time, upon written demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to Agent), Borrowers shall promptly pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction, so long as such amounts have accrued on or after the day which is two hundred seventy (270) days prior to the date on which such Lender first made demand therefor; provided, however, that notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “change in applicable Law”, regardless of the date enacted, adopted or issued.

(e)           If any Lender requires compensation under Section 2.8(d), or requires any Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8(a), then, upon the written request of Borrower Representative, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder (subject to the terms of this Agreement) to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or materially reduce amounts payable pursuant to any such subsection, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender (as determined in its sole discretion).  Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(f)            If any Lender determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Taxes as to which it has been indemnified by any Borrower pursuant to this Section 2.8 (including the payment of additional amounts pursuant to this Section 2.8), then it shall promptly pay an amount equal to such refund to Borrower Representative, net of all reasonable out-of-pocket expenses of such Lender or of Agent with respect thereto, including any Taxes; provided, however, that each Borrower, upon the written request of such Lender or Agent, agrees to repay any amount paid over to Borrower Representative to such Lender or to Agent (plus any related penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such Lender or Agent is required, for any reason, to disgorge or otherwise repay such refund.  Notwithstanding anything to the contrary in this Section 2.8, in no event will a Lender be required to pay any amount to a Borrower pursuant to this Section 2.8(f) the payment of which would place such Lender in a less favorable net after-Tax position than such Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This Section 2.8 shall not be construed to require any Lender (or Agent) to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Borrower (or affiliate, successor or assignee thereof) or any other Person.

(g)           Each Lender shall severally indemnify Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.17(b)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Agent in connection with any Financing Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes Agent to set off and apply any and all amounts at any time owing to such Lender under any Financing Document or otherwise payable by Agent to such Lender from any other source against any amount due to Agent under this paragraph (g).

(h)           Each party’s obligations under this Section 2.8 shall survive the resignation or replacement of Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Obligations and the repayment, satisfaction or discharge of all obligations under any Financing Document.

Section 2.9            Appointment of Borrower Representative.  Each Borrower hereby designates Borrower Representative as its representative and agent on its behalf for the purposes of issuing Notices of Borrowing and giving instructions with respect to the disbursement of the proceeds of the Loans, giving and receiving all other notices and consents hereunder or under any of the other Financing Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Financing Documents.  Borrower Representative hereby accepts such appointment.  Notwithstanding anything to the contrary contained in this Agreement, no Borrower other than Borrower Representative shall be entitled to take any of the foregoing actions.  The proceeds of each Loan made hereunder shall be advanced to or at the direction of Borrower Representative and if not used by Borrower Representative in its business (for the purposes provided in this Agreement) shall be deemed to be immediately advanced by Borrower Representative to the appropriate other Borrower hereunder as an intercompany loan (collectively, “Intercompany Loans”).  All collections of each Borrower in respect of Accounts and other proceeds of Collateral of such Borrower received by Agent and applied to the Obligations shall also be deemed to be repayments of the Intercompany Loans owing by such Borrower to Borrower Representative.  Borrowers shall maintain accurate books and records with respect to all Intercompany Loans and all repayments thereof.  Agent and each Lender may regard any notice or other communication pursuant to any Financing Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or all Borrowers hereunder to Borrower Representative on behalf of such Borrower or all Borrowers.  Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

Section 2.10         Joint and Several Liability; Rights of Contribution; Subordination and Subrogation.

(a)           Borrowers are defined collectively to include all Persons named as a Borrower herein; provided, however, that any references herein to “any Borrower”, “each Borrower” or similar references, shall be construed as a reference to each individual Person named as a Borrower herein.  Each Person so named shall be jointly and severally liable for all of the obligations of Borrowers under this Agreement.  Each Borrower, individually, expressly understands, agrees and acknowledges, that the credit facilities would not be made available on the terms herein in the absence of the collective credit of all of the Persons named as a Borrower herein, the joint and several liability of all such Persons, and the cross-collateralization of the collateral of all such Persons.  Accordingly, each Borrower individually acknowledges that the benefit to each of the Persons named as a Borrower as a whole constitutes reasonably equivalent value, regardless of the amount of the credit facilities actually borrowed by, advanced to, or the amount of collateral provided by, any individual Borrower.  In addition, each entity named as a Borrower herein hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon and measured and enforceable individually against each Person named as a Borrower herein as well as all such Persons when taken together.  By way of illustration, but without limiting the generality of the foregoing, the terms of Section 10.1 of this Agreement are to be applied to each individual Person named as a Borrower herein (as well as to all such Persons taken as a whole), such that the occurrence of any of the events described in Section 10.1 of this Agreement as to any Person named as a Borrower herein shall constitute an Event of Default even if such event has not occurred as to any other Persons named as a Borrower or as to all such Persons taken as a whole.

(b)           Notwithstanding any provisions of this Agreement to the contrary, it is intended that the joint and several nature of the liability of each Borrower for the Obligations and the Liens granted by Borrowers to secure the Obligations, not constitute a Fraudulent Conveyance (as defined below).  Consequently, Agent, Lenders and each Borrower agree that if the liability of a Borrower for the Obligations, or any Liens granted by such Borrower securing the Obligations would, but for the application of this sentence, constitute a Fraudulent Conveyance, the liability of such Borrower and the Liens securing such liability shall be valid and enforceable only to the maximum extent that would not cause such liability or such Lien to constitute a Fraudulent Conveyance, and the liability of such Borrower and this Agreement shall automatically be deemed to have been amended accordingly.  For purposes hereof, the term “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of Chapter 11 of Title II of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the applicable provisions of any fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

(c)           Agent is hereby authorized, without notice or demand (except as otherwise specifically required under this Agreement) and without affecting the liability of any Borrower hereunder, at any time and from time to time, to:  (i) renew, extend or otherwise increase the time for payment of the Obligations; (ii) with the written agreement of any Borrower, change the terms relating to the Obligations or otherwise modify, amend or change the terms of any Note or other agreement, document or instrument now or hereafter executed by any Borrower and delivered to Agent for any Lender; (iii) accept partial payments of the Obligations; (iv) take and hold any Collateral for the payment of the Obligations or for the payment of any guaranties of the Obligations and exchange, enforce, waive and release any such Collateral; (v) apply any such Collateral and direct the order or manner of sale thereof as Agent, in its sole discretion, may determine; and (vi) settle, release, compromise, collect or otherwise liquidate the Obligations and any Collateral therefor in any manner, all guarantor and surety defenses being hereby waived by each Borrower.  Without limitation of the foregoing, with respect to the Obligations, each Borrower hereby makes and adopts each of the agreements and waivers set forth in each Guarantee, the same being incorporated hereby by reference.  Except as specifically provided in this Agreement or any of the other Financing Documents, Agent shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from any Borrower or any other source, and such determination shall be binding on all Borrowers.  All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations that Agent shall determine, in its sole discretion, without affecting the validity or enforceability of the Obligations of the other Borrower.

(d)           Each Borrower hereby agrees that, except as hereinafter provided, its obligations hereunder shall be unconditional, irrespective of:  (i) the absence of any attempt to collect the Obligations from any obligor or other action to enforce the same; (ii) the waiver or consent by Agent with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by a Borrower and delivered to Agent; (iii) failure by Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations; (iv) the institution of any proceeding under the Bankruptcy Code, or any similar proceeding, by or against a Borrower or Agent’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code; (v) any borrowing or grant of a security interest by a Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code; (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s claim(s) for repayment of any of the Obligations; or (vii) any other circumstance other than payment in full of the Obligations which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

(e)           Borrowers hereby agree, as between themselves, that to the extent that Agent, on behalf of Lenders, shall have received from any Borrower any Recovery Amount (as defined below), then the paying Borrower shall have a right of contribution against each other Borrower in an amount equal to such other Borrower’s contributive share of such Recovery Amount; provided, however, that in the event any Borrower suffers a Deficiency Amount (as defined below), then the applicable Borrower suffering the Deficiency Amount shall be entitled to seek and receive contribution from and against the other Borrowers in an amount equal to the Deficiency Amount; and provided, further, that in no event shall the aggregate amounts so reimbursed by reason of the contribution of any Borrower equal or exceed an amount that would, if paid, constitute or result in Fraudulent Conveyance.  Until all Obligations have been paid and satisfied in full, no payment made by or for the account of a Borrower including, without limitation, (i) a payment made by such Borrower on behalf of the liabilities of any other Borrower, or (ii) a payment made by any other Guarantor under any Guarantee, shall entitle such Borrower, by subrogation or otherwise, to any payment from such other Borrower or from or out of such other Borrower’s property.  The right of each Borrower to receive any contribution under this Section 2.10(e) or by subrogation or otherwise from any other Borrower shall be subordinate in right of payment to the Obligations and such Borrower shall not exercise any right or remedy against such other Borrower or any property of such other Borrower by reason of any performance of such Borrower of its joint and several obligations hereunder, until the Obligations have been indefeasibly paid and satisfied in full, and no Borrower shall exercise any right or remedy with respect to this Section 2.10(e) until the Obligations have been indefeasibly paid and satisfied in full.  As used in this Section 2.10(e), the term “Recovery Amount” means the amount of proceeds received by or credited to Agent from the exercise of any remedy of Lenders under this Agreement or the other Financing Documents, including, without limitation, the sale of any Collateral.  As used in this Section 2.10(e), the term “Deficiency Amount” means any amount that is less than the entire amount a Borrower is entitled to receive by way of contribution or subrogation from, but that has not been paid by, the other Borrowers in respect of any Recovery Amount attributable to such Borrower entitled to contribution, until the Deficiency Amount has been reduced to Zero Dollars ($0) through contributions and reimbursements made under the terms of this Section 2.10(e) or otherwise.

Section 2.11         Reserved.

Section 2.12         Termination; Restriction on Termination.

(a)           Termination by Lenders.  In addition to the rights set forth in Section 10.2, Agent may, and at the direction of Required Lenders shall, terminate this Agreement without notice during the existence of an Event of Default.

(b)           Termination by Borrowers.  Upon at least five (5) Business Days’ (or such shorter period as Agent, in its sole discretion, shall agree) prior written notice to Agent and Lenders, Borrowers may, at their option, terminate this Agreement; provided, however, that no such termination shall be effective until Borrowers have (i) paid or collateralized to Agent’s reasonable satisfaction all of the Obligations in immediately available funds, and (ii) complied with Section 2.2(g) and the terms of the Fee Letter.  Any notice of termination given by Borrowers shall be irrevocable unless all Lenders otherwise agree in writing and no Lender shall have any obligation to make any Loans on or after the termination date stated in such notice.  Borrowers may elect to terminate this Agreement in its entirety only.  No section of this Agreement or type of Loan available hereunder may be terminated singly.

(c)           Effectiveness of Termination.  All of the Obligations shall be immediately due and payable upon the Termination Date.  All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Financing Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Financing Documents notwithstanding such termination until all Obligations (other than with respect to contingent indemnification obligations for which no claim has been made) have been discharged or paid, in full, in immediately available funds, including, without limitation, all Obligations under Section 2.2(g) and the terms of the Fee Letter resulting from such termination.  Notwithstanding the foregoing or the payment in full of the Obligations, Agent shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Agent may reasonably expect to incur as a result of dishonored checks or other items of payment received by Agent from Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement reasonably satisfactory to Agent, executed by Borrowers and by any Person whose loans or other advances to Borrowers are used in whole or in part to satisfy the Obligations, indemnifying Agent and each Lender from any such loss or damage or (ii) have retained cash Collateral or other Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and each Lender from any such loss or damage.

(d)           Partial Collateral Release.  In respect of Collateral that is disposed of in connection with a Permitted Asset Disposition, the security interest in such Collateral (but not in respect of Collateral not so disposed of) shall be automatically terminated upon such disposition without any further action by any party.

(e)           Actions by Agent.  Without limiting the foregoing clauses (a) — (d), Agent will, at the sole expense of Borrowers, take such actions as may be reasonably requested by Borrowers to evidence any of the foregoing releases set forth in clauses (c) and (d) above (including duly assigning, transferring and delivering to or at the direction of Borrowers (without recourse and without any representation or warranty) such of the Collateral as may then be in the possession of Agent, together with any monies at the time held by Agent hereunder, and executing and delivering to Borrowers a proper instrument or instruments, as reasonably requested, acknowledging the satisfaction and termination of this Agreement (in the case of clause (c) above) and the release of Liens hereunder and under the other Financing Documents), all of which shall be in form and substance acceptable to Agent.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

To induce Agent and Lenders to enter into this Agreement and to make the Loans and other credit accommodations contemplated hereby, each Borrower hereby represents and warrants to Agent and each Lender that:

Section 3.1            Existence and Power.  Each Credit Party is an entity as specified on Schedule 3.1, is duly organized, validly existing and in good standing under the laws of the jurisdiction specified on Schedule 3.1 and no other jurisdiction, has the same legal name as it appears in such Credit Party’s Organizational Documents and an organizational identification number (if any), in each case as specified on Schedule 3.1, and has all powers and all Permits necessary or desirable in the operation of its business as presently conducted or as proposed to be conducted, except where the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect.  Each Credit Party is qualified to do business as a foreign entity in each jurisdiction in which it is required to be so qualified, which jurisdictions as of the Closing Date are specified on Schedule 3.1, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.  As of the Closing Date, except as set forth on Schedule 3.1, no Credit Party (a) has had, over the five (5) year period preceding the Closing Date, any name other than its current name, or (b) was incorporated or organized under the laws of any jurisdiction other than its current jurisdiction of incorporation or organization.

Section 3.2            Organization and Governmental Authorization; No Contravention.  The execution, delivery and performance by each Credit Party of the Operative Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any Governmental Authority, except for the filings necessary to perfect the Liens created by the Financing Documents and any necessary filings with the SEC, and do not violate, conflict with or cause a breach or a default under (a) any Law applicable to any Credit Party or any of the Organizational Documents of any Credit Party, or (b) any agreement or instrument binding upon it, except for such violations, conflicts, breaches or defaults as could not, with respect to this clause (b), reasonably be expected to have a Material Adverse Effect.

Section 3.3            Binding Effect.  Each of the Operative Documents to which any Credit Party is a party constitutes a valid and binding agreement or instrument of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

Section 3.4            Capitalization.  The authorized equity securities of each of the Credit Parties (other than Accuray) as of the Closing Date are as set forth on Schedule 3.4.  All issued and outstanding equity securities of each of the Credit Parties (other than Accuray) are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such equity securities were issued in compliance with all applicable Laws.  The identity of the holders of the equity securities of each of the Credit Parties (other than Accuray) and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties (other than Accuray) as of the Closing Date is set forth on Schedule 3.4.  No shares of the capital stock or other equity securities of any Credit Party (other than Accuray), other than those described above, are issued and outstanding as of the Closing Date.  Except as set forth on Schedule 3.4, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party (other than Accuray) of any equity securities of any such entity.

Section 3.5            Financial Information.  The Financial Statements delivered to Agent fairly present, in all material respects, the financial position of Accuray and its Consolidated Subsidiaries as of such date in conformity with GAAP.  Since June 30, 2017, no Material Adverse Effect has occurred.

Section 3.6            Litigation.  Except as set forth on Schedule 3.6 as of the Closing Date, and except as hereafter disclosed to Agent in writing, there is no Litigation pending against, or to such Borrower’s knowledge threatened, in writing, against or affecting, any Credit Party that, individually or the aggregate, could reasonably be expected to have a Material Adverse Effect or which in any manner draws into question the validity of any of the Operative Documents.

Section 3.7            Ownership of Property.  Each Borrower is the lawful owner of, has good and marketable title to, subject to Permitted Liens, and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by such Person, except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes.

Section 3.8            No Default.  No Event of Default, or to such Borrower’s knowledge, Default, has occurred and is continuing.  No Credit Party is in breach or default under or with respect to any contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect.

Section 3.9            Labor Matters.  As of the Closing Date, there are no strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened in writing against any Credit Party.  Hours worked and payments made to the employees of the Credit Parties have not been in material violation of the Fair Labor Standards Act or any other applicable Law dealing with such matters.  All material payments due from the Credit Parties, or for which any claim may be made against any of them, on account of wages and employee retirement and health and welfare benefits or insurance have been paid or accrued as a liability on their books, as the case may be.  The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which it is a party or by which it is bound.

Section 3.10         Regulated Entities.  No Credit Party is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 3.11         Margin Regulations.  None of the proceeds from the Loans have been or will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” (as defined in Regulation U of the Federal Reserve Board) or for any other purpose which might cause any of the Loans to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board.

Section 3.12         Compliance With Laws; Anti-Terrorism Laws.

(a)           Each Credit Party is in compliance with the requirements of all applicable Laws, except for such Laws the noncompliance with which could not reasonably be expected to have a Material Adverse Effect.

(b)           None of the Credit Parties and, to the knowledge of the Credit Parties, none of their Affiliates (i) is in violation of any Anti-Terrorism Law, (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, (iii) is a Blocked Person, (iv) is acting or will act for or on behalf of a Blocked Person, (v) is associated with, or will become associated with, a Blocked Person or (vi) is providing, or will provide, material, financial or technical support or other services to or in support of acts of terrorism of a Blocked Person.  No Credit Party nor, to the knowledge of any Credit Party, any of its Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, except in compliance with applicable Law or (B) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

Section 3.13         Taxes.  All material federal, state, foreign and local tax returns, reports and statements required to be filed by or on behalf of each Credit Party have been filed with the appropriate Governmental Authorities in all jurisdictions in which such returns, reports and statements are required to be filed and, except to the extent subject to a Permitted Contest, all income and other material Taxes (including real property Taxes) and other charges shown to be due and payable in respect thereof have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof.  Except to the extent subject to a Permitted Contest, all material state and local sales and use Taxes required to be paid by each Credit Party have been paid.  All income and other material federal and state Tax returns have been filed by each Credit Party for all periods for which returns were due with respect to employee income tax withholding, social security and unemployment taxes, and, except to the extent subject to a Permitted Contest, the material amounts shown thereon to be due and payable have been paid in full or adequate provisions therefor have been made.  For purposes of this Section 3.13, any federal, state, local or foreign tax, assessment, deposit or contribution, and any return with respect thereto, shall not be considered “material” only if and to the extent that the amount of such tax, assessment, deposit or contribution, when added to all other outstanding taxes, assessments, deposits or contributions, is equal to or less than $1,000,000 in the aggregate at any time.

Section 3.14         Compliance with ERISA.

(a)           Each ERISA Plan (and the related trusts and funding agreements) complies in form and in operation with, has been administered in compliance with, and the terms of each ERISA Plan satisfy, the applicable requirements of ERISA and the Code in all material respects.  Each ERISA Plan which is intended to be qualified under Section 401(a) of the Code is so qualified, and the United States Internal Revenue Service has issued a favorable determination letter with respect to each such ERISA Plan which may be relied on currently.  No Credit Party has incurred liability for any material excise tax under any of Sections 4971 through 5000 of the Code.

(b)           Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Borrower and each Subsidiary is in compliance with the applicable provisions of ERISA and the provision of the Code relating to ERISA Plans and the regulations and published interpretations therein.  During the thirty-six (36) month period prior to the Closing Date or the making of any Loan, (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code and no event has occurred that would give rise to a Lien under Section 4068 of ERISA.  No condition exists or event or transaction has occurred with respect to any Pension Plan that could be reasonably expected to result in the incurrence by any Credit Party of any material liability, fine or penalty.  No Credit Party has incurred liability to the PBGC (other than for current premiums) with respect to any Pension Plan.  Except as could not reasonably be expected to result in material liability to any Credit Party, all contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable Law; no Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and no Credit Party nor any member of the Controlled Group has received any notice that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is being or is likely to be terminated, or that any such plan is being or is likely to become insolvent.

Section 3.15         Consummation of Operative Documents; Brokers.  Except for fees payable to Agent and/or Lenders and as scheduled on Schedule 3.15, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Operative Documents, and no Credit Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith or therewith.

Section 3.16         Related Transactions.  All transactions contemplated by the Operative Documents to be consummated on or prior to the date hereof have been so consummated (including, without limitation, the disbursement and transfer of all funds in connection therewith) in all material respects pursuant to the provisions of the applicable Operative Documents, true and complete copies of which have been delivered to Agent, and in compliance with all applicable Law, except for such Laws the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

Section 3.17         Material Contracts.  Except for (a) the Operative Documents, (b) the  Convertible Notes Debt, (c) the Indenture and any other indenture in respect of Convertible Notes Debt, and (d) the other agreements set forth on Schedule 3.17 (collectively with the Operative Documents, the “Material Contracts”), as of the Closing Date there are no agreements or instruments to which any Credit Party is a party, and the breach, nonperformance or cancellation of which, or the failure of which to renew, could reasonably be expected to have a Material Adverse Effect.  Schedule 3.17 sets forth, with respect to each real estate lease agreement to which any Borrower is a party (as a lessee) as of the Closing Date, the address of the subject property and the annual rental (or, where applicable, a general description of the method of computing the annual rental).  The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Credit Party), except for such Material Contracts the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

Section 3.18         Compliance with Environmental Requirements; No Hazardous Materials.  Except in each case as set forth on Schedule 3.18:

(a)           no Credit Party has received notice, notification, demand, request for information, citation, summons, complaint or order, no complaint has been filed and served on any Credit Party, and no penalty has been assessed and no investigation or review is pending, or to such Borrower’s knowledge, threatened by any Governmental Authority or other Person with respect to any (i) alleged violation by any Credit Party of any Environmental Law, (ii) alleged failure by any Credit Party to have any Permits required under Environmental Law in connection with the conduct of its business or to comply with the terms and conditions thereof, (iii) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials, or (iv) release of Hazardous Materials, which, in each case, could reasonably be expected to have a Material Adverse Effect; and

(b)           no property now owned or leased by any Credit Party and, to the knowledge of each Borrower, no such property previously owned or leased by any Credit Party, to which any Credit Party has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to such Borrower’s knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of federal, state or local enforcement actions or, to the knowledge of such Borrower, other investigations which may lead to claims against any Credit Party for clean-up costs, remedial work, damage to natural resources or personal injury claims, including, without limitation, claims under CERCLA, except for such listings or claims that could not reasonably be expected to have a Material Adverse Effect.

Section 3.19         Intellectual Property.  Except as would not reasonably be expected to have a Material Adverse Effect, each Credit Party owns, is licensed to use or otherwise has the right to use, all Intellectual Property that is necessary for the conduct of such Credit Party’s business.  All Intellectual Property existing as of the Closing Date which is issued, registered or pending with any United States or foreign Governmental Authority (including, without limitation, any and all applications for the registration of any Intellectual Property with any such United States or foreign Governmental Authority) owned by each Credit Party, all material in-bound license or sub-license agreements, all exclusive out-bound license or sub-license agreements, and all other rights of any Credit Party to use any Intellectual Property of any Person that is material to the business of the Credit Parties as currently conducted, taken as a whole (but excluding in-bound licenses of over-the-counter software that is commercially available to the public), as of the Closing Date and, as updated pursuant to Section 4.11, is set forth on Schedule 3.19 in a form acceptable to Agent, including the information required to sufficiently identify each item individually.  Except as indicated on Schedule 3.19, the applicable Credit Party is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each such registered Intellectual Property (or application therefor) owned by such Credit Party, free and clear of any Liens and/or licenses in favor of third parties (other than Permitted Liens and non-exclusive licenses of Intellectual Property).  All registered Intellectual Property of each Credit Party is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.  No Credit Party is party to, nor bound by, any material license or other material agreement, as the licensee thereto, that prohibits or otherwise restricts such Credit Party from granting a security interest in such license or agreement or other property (after giving effect to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other applicable law).  To each Credit Party’s knowledge, (i) such Credit Party’s conduct of its business does not infringe any Intellectual Property rights of others and (ii) no third party has infringed or is infringing any Intellectual Property rights of any Credit Party, in each case, except as would not reasonably be expected to have a Material Adverse Effect.

Section 3.20         Solvency.  After giving effect to the Loan advance and the liabilities and obligations of each Borrower under the Operative Documents, each Borrower and each additional Credit Party is Solvent.

Section 3.21         Full Disclosure.  None of the written information (financial or otherwise) (other than projections, other forward-looking information and industry information) furnished by or on behalf of any Credit Party to Agent or any Lender in connection with the consummation of the transactions contemplated by the Operative Documents, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which such statements were made.  Such projections represent each Borrower’s best estimate of such Borrower’s future financial performance and such assumptions are believed by such Borrower to be fair and reasonable in light of the business conditions at the time such projections were made; provided, however, that (i) projections as to future events are not to be viewed as facts, (ii) Borrowers can give no assurance that such projections will be attained and (iii) Agent and Lenders are hereby notified that the differences between projected results and actual results may be material.

Section 3.22                            Reserved.

Section 3.23                            Subsidiaries.  Borrowers do not own any stock, partnership interests, limited liability company interests or other equity securities or Subsidiaries except for Permitted Investments.

Section 3.24                            Reserved.

Section 3.25                            Regulatory Matters.

(a)                                 (i) The businesses of Borrowers have been and are being conducted in compliance in all material respects with all applicable Law, including the Healthcare Laws, and all Permits, (ii) each Product (whether manufactured by Accuray or any of its Subsidiaries, any of their respective Affiliates or by a third party manufacturer under contract to Accuray or any of its Subsidiaries) has been, and currently is, being researched, developed, designed, investigated, manufactured, made, assembled, stored, packaged, labeled, marketed and distributed in compliance with all applicable Law, including, without limitation, the Healthcare Laws, all required Permits, cGMP, QSR, the Device Master Record as defined in 21 CFR 820.181 and Document Controls under 21 CFR 820.40 and all Product specifications as established in company documentation, except to the extent any failure to so comply could not reasonably be expected to result in any adverse consequences to the Credit Parties (other than immaterial consequences), (iii) each contract between Accuray and any of its Subsidiaries on the one hand, and any third party manufacturer on the other hand contain (and Accuray and each of its Subsidiaries implement), appropriate quality assurance arrangements in accordance with FDA requirements, (iv) Accuray and its Subsidiaries are in compliance in all material respects with applicable Law governing reporting and recordkeeping of Product modifications, adverse event reporting, reporting of corrections and removals, and recordkeeping for each Product, and all manufacturing and release documents and records are true and accurate in all material respects, and (v) neither Accuray nor any of its Subsidiaries has received or been subject to any written or oral communications from the FDA, the NRC or any other Governmental Authority asserting that Accuray, any such Subsidiary or any such Product was not in compliance in any material respect with any applicable Law or any Permit.

(b)                                 Other than routine surveillance audits and inspections, no investigation by any Governmental Authority with respect to Accuray or any of its Subsidiary is pending or, to the knowledge of the Credit Parties, threatened.  None of Accuray or any of its Subsidiaries has received any written or oral communication from any Governmental Authority of any noncompliance with any Law or any written or oral communication from any Governmental Authority or accrediting organization of any material issues, problems, or concerns regarding the quality or performance of the Products.

(c)                                  Accuray and its Subsidiaries own, free and clear of all Liens, except Liens securing the Obligations, all Permits, including all authorizations under the FD&C Act, other United States federal laws, and all applicable state and foreign laws, necessary (i) for the research and development and commercialization of the Products, including, without limitation, all Permits necessary in connection with testing, manufacturing, marketing or selling of such Products, as such testing, manufacturing, marketing or selling are currently being conducted, and (ii) to carry on the business of Accuray and each of its Subsidiaries.  All such Permits are valid and in full force and effect and Accuray and each Subsidiary is in compliance in all material respects with all terms and conditions of such Permits.  None of Accuray or any Subsidiary has received any written notice from any Governmental Authority that any Permit has been or is being revoked, withdrawn, suspended or challenged or that such Governmental Authority is conducting an investigation or review thereof or has issued any order or recommendation stating that the development, testing and/or manufacturing of such Product should cease or that such Product should be withdrawn from the marketplace.

(d)                                 There have been no adverse clinical test results which have or could reasonably be expected to have a materially adverse impact on Accuray or any of its Subsidiaries, and there have been no Product recalls or voluntary Product withdrawals from any market (other than specific and discrete batches or lots not made in conjunction with a larger recall).

(e)                                  Neither Accuray nor any of its Subsidiaries have experienced any significant failures in its manufacturing of any Product such that the amount of such Product successfully manufactured by Accuray or any of its Subsidiaries in accordance with all specifications thereof and the required payments related thereto in any twelve (12) month period have decreased by more than twenty percent (20%) with respect to the quantities of such Product produced in the prior twelve (12) month period.

(f)                                   There has been no material untrue statement of fact and no fraudulent statement made by Accuray or any of its Subsidiaries or any of their respective agents or representatives to the FDA, NRC, or any other Governmental Authority, and there has been no failure to disclose any material fact required to be disclosed to the FDA, NRC or any other Governmental Authority.

(g)                                  To the best knowledge of the Credit Parties, no insurance company, managed care organization or Governmental Authority has (i) terminated coverage or reimbursement for procedures and treatments performed using the CyberKnife and TomoTherapy Products, or (ii) reduced the scope of coverage or the rate of reimbursement it provides for procedures and treatments performed using the CyberKnife and TomoTherapy Products, and, in the case of this clause (ii), such reduction could reasonably be expected to have a materially adverse impact on the revenues of Accuray and its Subsidiaries.  None of Accuray or any of its Subsidiaries has been the subject of any “for cause” inspection, investigation or audit by any Governmental Authority in connection with any alleged improper activity.

(h)                                 There is no arrangement relating to Accuray or any of its Subsidiaries providing for any rebates, kickbacks or other forms of compensation or remuneration that are unlawful to be paid to any Person to induce, or in return for obtaining or the referral of business or for the arrangement for recommendation of such referrals.  All billings by Accuray and each of its Subsidiaries for its services have been true and correct in all material respects and are in compliance in all material respects with all applicable Law, including the Healthcare Laws.

(i)                                     None of Accuray or any of its Subsidiaries, or, to the knowledge of the Credit Parties, any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries has been convicted of, charged with or, to the knowledge of the Credit Parties, investigated for any federal or state health program-related offense or been excluded or suspended from participation in any such program; or, to the knowledge of the Credit Parties, within the past five (5) years, has been convicted of, charged with or, to the knowledge of the Credit Parties, investigated for a violation of any Law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances, or has been subject to any judgment, stipulation, order or decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances.  None of Accuray or any of its Subsidiaries or, to the knowledge of the Credit Parties, any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries has been convicted of any crime or engaged in any conduct including but not limited to any misrepresentation to any Governmental Authority or that has otherwise resulted or would reasonably be expected to result in a debarment or exclusion (i) under 21 U.S.C. Section 335a, or (ii) any similar applicable Law.  No debarment proceedings or investigations in respect of the business of Accuray or any of its Subsidiaries are pending or, to the knowledge of the Credit Parties, threatened against Accuray or any of its Subsidiaries or any individual who is an officer, director, employee or manager of Accuray or any of its Subsidiaries.

(j)                                    All studies, tests and preclinical and clinical trials conducted relating to the Products, sponsored by Accuray or any of its Subsidiaries have been conducted, and are currently being conducted, in all material respects in accordance with all applicable Law and IDEs, including procedures and controls pursuant to, where applicable, current good clinical practices and current good laboratory practices and other applicable laws, rules regulations.  To the extent required by applicable Law, Accuray and each of its Subsidiaries has obtained all necessary authorizations from Governmental Authorities and IECs, including an IDE for the conduct of any clinical investigations conducted by or on behalf of Accuray or such Subsidiary, as applicable.

(k)                                 To the knowledge of the Credit Parties, none of the clinical investigators in any clinical trial sponsored by Accuray or any of its Subsidiaries has been or is disqualified or otherwise sanctioned by the FDA, the Department of Health and Human Services, or any Governmental Authority and, to the knowledge of the Credit Parties, no such disqualification, or other sanction of any such clinical investigator is pending or threatened.  None of Accuray or any of its Subsidiaries has received from the FDA or other applicable Governmental Authority any notices or correspondence requiring or threatening the termination, suspension, material modification or clinical hold of any studies, tests or clinical trials with respect to or in connection with the Products.

ARTICLE 4

AFFIRMATIVE COVENANTS

Each Borrower agrees that, so long as any Credit Exposure exists:

Section 4.1                                   Financial Statements and Other Reports.  Each Borrower will deliver to Agent:  (a) as soon as available, but no later than forty-five (45) days after the last day of each fiscal quarter (beginning with the first full fiscal quarter ending after the Closing Date), a company prepared consolidated balance sheet, cash flow and income statement covering Borrowers’ and its Consolidated Subsidiaries’ consolidated operations during the period, prepared under GAAP, consistently applied, certified by a Responsible Officer and in a form acceptable to Agent; (b) together with the financial reporting package described in (a) above, evidence of payment and satisfaction of all payroll, withholding and similar Taxes due and owing by all Borrowers with respect to the payroll period(s) occurring during such month; (c) as soon as available, but no later than ninety (90) days after the last day of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an opinion on the financial statements from Grant Thornton LLP or another independent certified public accounting firm acceptable to Agent in its reasonable discretion; provided that such opinion shall not contain a “going concern” or like qualification or exception or a qualification arising out of the scope of the audit (other than solely with respect to, or resulting solely from (i) an upcoming maturity date under this Agreement or other Permitted Debt occurring within one year from the time such report is delivered or (ii) any potential inability to satisfy any financial maintenance covenant on a future date or in a future period); (d) within five (5) days of delivery or filing thereof, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt and copies of all reports and other filings made by Borrower with any stock exchange on which any securities of any Borrower are traded and/or the SEC; (e) a prompt written report of any legal actions pending or threatened in writing against any Borrower or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and (f) budgets, sales projections, operating plans and other financial information and information, reports or statements regarding Borrowers, their business and the Collateral as Agent may from time to time reasonably request (unless the disclosure of such information would require the forfeiture by such Credit Party or Subsidiary of attorney client privilege with respect to such document; provided, however, that such Credit Party or Subsidiary shall take all actions reasonably requested by Agent to allow access to such document without otherwise forfeiting such privilege).  If  Accuray publicly files with the SEC reports on Form 10-K or Form 10-Q for the applicable periods or any other periodic reports containing the information required by clauses (a), (c) and (d) above, Accuray shall be deemed to satisfy such requirements by such filing.  Each Borrower will, within thirty (30) days after the last day of each of the first two (2) months of each fiscal quarter, and within forty-five (45) days after the last day of each fiscal quarter, deliver to Agent a duly completed Compliance Certificate signed by a Responsible Officer setting forth calculations showing monthly cash and Cash Equivalents of Borrowers and, with respect to Compliance Certificates delivered in connection with the quarterly financial statements described in clause (a) above only, setting forth calculations showing compliance with any applicable financial covenant set forth in this Agreement.  Promptly upon their becoming available, Borrowers shall deliver to Agent copies of all Material Contracts.

Section 4.2                                   Payment and Performance of Obligations.  Each Borrower (a) will pay and discharge on a timely basis as and when due (after giving effect to any applicable grace periods), all of their respective obligations and liabilities, except for such obligations and/or liabilities (i) that may be the subject of a Permitted Contest, and (ii) the nonpayment or nondischarge of which could not reasonably be expected to have a Material Adverse Effect or result in a Lien against the Collateral, except for Permitted Liens, (b) without limiting anything contained in the foregoing clause (a) and unless subject to a Permitted Contest, will pay all amounts due and owing in respect of income and other material Taxes (including, without limitation, payroll and withholding tax liabilities) on a timely basis as and when due, and in any case prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for nonpayment thereof, (c) will maintain, and cause each Subsidiary to maintain, in accordance with GAAP, appropriate reserves for the accrual of all of their respective obligations and liabilities, and (d) will not breach, or permit to exist any default under, the terms of any lease, commitment, contract, instrument or obligation to which it is a party, or by which its properties or assets are bound, except for such breaches or defaults which could not reasonably be expected to have a Material Adverse Effect. For purposes of this Section 4.2, any federal, state, local or foreign tax, assessment, deposit or contribution, and any return with respect thereto, shall not be considered “material” only if and to the extent that the amount of such tax, assessment, deposit or contribution, when added to all other outstanding taxes, assessments, deposits or contributions, is equal to or less than $1,000,000 in the aggregate at any time

Section 4.3                                   Maintenance of Existence.  Unless otherwise permitted under Section 5.6, each Borrower will preserve, renew and keep in full force and effect (a) their respective existence and good standing and (b) their respective rights, privileges and franchises necessary or desirable in the normal conduct of business except, in the case of this clause (b), where a failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 4.4                                   Maintenance of Property; Insurance.

(a)                                 Each Borrower will keep all material tangible property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.  If all or any part of the Collateral useful or necessary in its business becomes damaged or destroyed, each Borrower will promptly and completely repair and/or restore the affected Collateral in a good and workmanlike manner, regardless of whether Agent agrees to disburse insurance proceeds or other sums to pay costs of the work of repair or reconstruction, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Upon completion of any Permitted Contest, Borrowers shall promptly pay the amount due, if any, and deliver to Agent proof of the completion of the contest and payment of the amount due, if any, following which Agent shall return the security, if any, deposited with Agent pursuant to the definition of Permitted Contest.

(c)                                  Each Borrower will maintain (i) casualty insurance on all real and personal property on an all risks basis (including the perils of flood (if applicable), windstorm and quake), covering the repair and replacement cost of all such property and coverage, business interruption and rent loss coverages with extended period of indemnity (for the period required by Agent from time to time) and indemnity for extra expense, in each case without application of coinsurance and with agreed amount endorsements, (ii) general and professional liability insurance (including products and completed operations liability coverage), and (iii) such other insurance coverage in each case against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons (in the reasonable judgment of Borrower

Representative); provided, however, that, in no event shall such insurance be in amounts or with coverage less than, or with carriers with qualifications inferior to, any of the insurance or carriers in existence as of the Closing Date (or required to be in existence after the Closing Date under a Financing Document).  All such insurance shall be provided by insurers having an A.M. Best policyholders rating reasonably acceptable to Agent.

(d)                                 On or prior to the Closing Date, and at all times thereafter, each Borrower will cause Agent to be named as (x) an additional insured in the case of each liability policy and (y) lender loss payee (which shall include, as applicable, identification as mortgagee), in the case of each casualty or property insurance policy (except for workers’ compensation and employer’s liability insurance policies) required to be maintained pursuant to this Section 4.4 pursuant to endorsements or policy form in form and substance reasonably acceptable to Agent.  Borrowers shall deliver to Agent and Lenders (i) a certificate from Borrowers’ insurance broker and/or insurance carrier dated such date showing the amount of coverage as of such date, and that such policies will include effective waivers (whether under the terms of any such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and/or additional insureds (as applicable) and all rights of subrogation against all loss payees and/or additional insureds (as applicable), and that if all or any part of such policy is canceled, terminated or expires, the insurer will forthwith give notice thereof to each additional insured, assignee and loss payee (as applicable) and that no cancellation, reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by each additional insured, assignee and loss payee of written notice thereof, (ii) on an annual basis, and upon the reasonable request of any Lender through Agent from time to time full information as to the insurance carried, (iii) within five (5) days of receipt of notice from any insurer (or such longer period as Agent may agree in its reasonable discretion), a copy of any notice of cancellation or nonrenewal in coverage from that existing on the date of this Agreement, (iv) forthwith, notice of any cancellation or nonrenewal of coverage by any Borrower, and (v) at least ten (10) days (or such shorter period as Agent may agree in its reasonable discretion) prior to expiration of any policy of insurance, evidence of renewal of such insurance upon the terms and conditions herein required.

(e)                                  In the event any Borrower fails to provide Agent with evidence of the insurance coverage required by this Agreement within five (5) Business Days of Agent’s written request therefor (unless an Event of Default has occurred and is continuing, in which case no such waiting period shall apply), Agent may purchase insurance at Borrowers’ expense to protect Agent’s interests in the Collateral.  This insurance may, but need not, protect such Borrower’s interests.  The coverage purchased by Agent may not pay any claim made by such Borrower or any claim that is made against such Borrower in connection with the Collateral.  Such Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that such Borrower has obtained insurance as required by this Agreement.  If Agent purchases insurance for the Collateral, Borrowers will be responsible for the costs of that insurance to the fullest extent provided by law, including interest and other charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance.  The costs of the insurance may be added to the Obligations.  The costs of the insurance may be more than the cost of insurance such Borrower is able to obtain on its own.

Section 4.5                                   Compliance with Laws and Material Contracts.  Each Borrower will comply with the requirements of all applicable Laws and Material Contracts, except to the extent that failure to so comply could not reasonably be expected to (a) have a Material Adverse Effect, or (b) result in any Lien upon a material portion of the assets of any such Person in favor of any Governmental Authority.

Section 4.6                                   Inspection of Property, Books and Records.  Each Borrower will keep proper books of record substantially in accordance with GAAP in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit at the sole cost of the applicable Borrower or any applicable Subsidiary, representatives of Agent and of any Lender to visit and inspect any of their respective properties (subject to the terms of the applicable lease), to examine and make abstracts or copies from any of their respective books and records, to conduct a collateral audit and analysis of their respective operations and the Collateral, to verify the amount and age of the Accounts, the identity and credit of the respective Account Debtors, to review the billing practices of Borrowers and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants as often as may reasonably be desired.  Except to the extent a Default or an Event of Default exists at the time any such inspection begins, (a) Agent or any Lender exercising any rights pursuant to this Section 4.6 shall give the applicable Borrower at least two (2) Business Days’ notice of such exercise, (b) such rights may be exercised only during reasonable business hours and (c) Borrowers shall be responsible for the costs and expenses of only two (2) inspections pursuant to this Section 4.6 each calendar year.  No notice shall be required during the existence and continuance of any Default.  Unless a Default or an Event of Default has occurred and is continuing, Agent shall give Borrowers the opportunity to participate in any discussions with Borrowers’ independent public accountants.  Notwithstanding anything to the contrary contained herein, in no event shall any Borrower be required to disclose  trade secrets (other than financial trade secrets) or documents that would violate attorney-client privilege, in each case, to the extent such Borrower has been advised by counsel that such information constitutes trade secrets or that such disclosure would violate attorney-client privilege.

Section 4.7                                   Use of Proceeds.  Borrowers shall use the proceeds of Term Loans solely for (a) transaction fees incurred in connection with the Financing Documents, (b) a prepayment of outstanding Revolving Loans and a concurrent reduction of the Revolving Loan Commitments (as defined in the Affiliated Financing Documents), (c) prepayment, redemption or purchase of 2018 Convertible Notes (including any interest or premium thereon) and (d) for the working capital needs of Borrowers.  No portion of the proceeds of the Loans will be used for family, personal, agricultural or household use nor as prohibited under Section 5.16.

Section 4.8                                   Excess Cash.  At any time that an Event of Default has occurred and is continuing, at the request of the Agent, Borrowers shall promptly cause each Subsidiary of the Borrowers that is not a Credit Party to transfer all cash and Cash Equivalents of each such Subsidiary (in excess of the amount required to be maintained by each such Subsidiary pursuant to applicable statutory requirements) to a Credit Party, pursuant to documentation reasonably satisfactory to the Agents.

Section 4.9                                   Notices of Litigation and Defaults.  Borrowers will give prompt written notice to Agent (a) of any litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party which would reasonably be expected to have a Material Adverse Effect with respect to Borrowers or any other Credit Party or which in any manner calls into question the validity or enforceability of any Financing Document, (b) upon any Borrower becoming aware of the existence of any Default or Event of Default, (c) if any Credit Party is in breach or default under or with respect to any Material Contract, or if any Credit Party is in breach or default under or with respect to any other contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect, (d) of any strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened against any Credit Party, (e) if, to the knowledge of the Credit Parties, there is any infringement by any other Person with respect to any Intellectual Property rights of any Credit Party that could reasonably be expected to result in a Material Adverse Effect, or if, to the knowledge of the Credit Parties, there is any claim by any other Person that any Credit Party, in the conduct of its business, is infringing the Intellectual Property rights of such other party that could reasonably be expected to result in a Material Adverse Effect, and (f) of all returns, recoveries, disputes and claims that involve more than $2,500,000.  Borrowers represent and warrant that Schedule 4.9 sets forth a complete list of all matters existing as of the Closing Date for which notice could be required under this Section.

Section 4.10                            Hazardous Materials; Remediation.  If any release or disposal of Hazardous Materials that could reasonably be expected to have a Material Adverse Effect shall occur or shall have occurred on any real property owned or leased by a Borrower or any other assets of any Borrower or any other Credit Party, such Borrower will cause, or direct the applicable Credit Party to cause, the prompt containment and removal of such Hazardous Materials and the remediation of such real property or other assets to the extent required pursuant to Environmental Laws and Healthcare Laws.  Without limiting the generality of the foregoing, each Borrower shall, and shall cause each other Credit Party to, comply with each Environmental Law and Healthcare Law requiring the performance at any real property by any Borrower or any other Credit Party of activities in response to the release or threatened release of Hazardous Materials that could reasonably be expected to have a Material Adverse Effect.

Section 4.11                            Further Assurances.

(a)                                 Each Borrower will, and will cause each Subsidiary (other than any such Subsidiary that is an Excluded Subsidiary) to, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver all such further acts, documents and assurances as may from time to time be necessary or as Agent or the Required Lenders may from time to time reasonably request in order to carry out the intent and purposes of the Financing Documents and the transactions contemplated thereby, including all such actions to (i) establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) in favor of Agent for itself and for the benefit of Lenders on the Collateral (including Collateral acquired after the date hereof), and (ii) unless Agent shall agree otherwise in writing, cause all Subsidiaries of Borrowers (other than Excluded Subsidiaries) to be jointly and severally obligated with the other Borrowers under all covenants and obligations under this Agreement, including the obligation to repay the Obligations.  Without limiting the generality of the foregoing, Borrowers shall, at the time of the delivery of any Compliance Certificate disclosing the acquisition by an Credit Party of any registered Intellectual Property or application for the registration of Intellectual Property, deliver to Agent a duly completed and executed supplement to the applicable Credit Party’s Patent Security Agreement or Trademark Security Agreement in the form of the respective Exhibit thereto.  Notwithstanding anything herein to the contrary, unless and until an Event of Default occurs, no Credit Party shall be required, nor is the Agent authorized, to perfect the lien granted in any Intellectual Property in any jurisdiction other than the United States.  For purposes of clarity, only after the occurrence of an Event of Default, Borrowers shall execute any documents reasonably requested by Agent to establish, create, preserve, protect and perfect a first priority Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) in favor of Agent in any Intellectual Property registered in a jurisdiction other than the United States.

(b)                                 Upon receipt of an affidavit of an authorized representative of Agent or a Lender as to the loss, theft, destruction or mutilation of any Note or any other Financing Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other applicable Financing Document, Borrowers will issue, in lieu thereof, a replacement Note or other applicable Financing Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Financing Document in the same principal amount thereof and otherwise of like tenor; provided that each such affidavit shall contain customary indemnifications in favor of Borrower.

(c)                                  Borrowers shall obtain such landlord, warehouseman, bailee or mortgagee letters as required under the Affiliated Financing Documents and such requirement under this Section 4.11(c) shall be considered satisfied so long as such agreements have been provided to the Affiliated Financing Agent and the Affiliated Financing Agent continues to serve as the bailee for Agent under the Affiliated Intercreditor Agreement.

(d)                                 Upon the formation or acquisition of a new Domestic Subsidiary (other than a FSHCO), Borrowers shall (i) pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, all of the outstanding shares of equity interests or other equity interests of such new Domestic Subsidiary owned directly or indirectly by any Borrower, along with undated stock or equivalent powers for such certificates, if any, executed in blank; (ii) unless Agent shall agree otherwise in writing, cause the new Domestic Subsidiary (other than an Excluded Subsidiary) to take such other actions (including entering into or joining any Security Documents) as are necessary or advisable in the reasonable opinion of Agent in order to grant Agent, acting on behalf of Lenders, a first priority Lien (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) on all Material Real Property and personal property (in the case of the perfection of the Liens granted, subject to the Excluded Perfection Assets) of such Domestic Subsidiary in existence as of such date and in all after acquired property, which first priority Liens (subject only to Permitted Liens and the terms of the Affiliated Intercreditor Agreement) are required to be granted pursuant to this Agreement; (iii) unless Agent shall agree otherwise in writing, cause such new Domestic Subsidiary (other than an Excluded Subsidiary) to become a Borrower hereunder with joint and several liability for all obligations of Borrowers hereunder and under the other Financing Documents pursuant to a joinder agreement or other similar agreement in form and substance reasonably satisfactory to Agent; and (iv) cause the new Domestic Subsidiary (other than an Excluded Subsidiary) to deliver certified copies of such Domestic Subsidiary’s certificate or articles of incorporation, together with good standing certificates, by-laws (or other operating agreement or governing documents), resolutions of the Board of Directors or other governing body, approving and authorizing the execution and delivery of the Security Documents, incumbency certificates and to execute and/or deliver such other documents and legal opinions or to take such other actions as may be reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to Agent.

(e)                                  Upon the request of Agent, Borrowers shall pledge, have pledged or cause or have caused to be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent, 65% of the outstanding shares of equity interests or other equity interests of any new Foreign Subsidiary or FSHCO owned directly by any Borrower and, subject to the Excluded Perfection Assets, undated stock or equivalent powers for such certificates, if any, executed in blank.

Section 4.12                            Power of Attorney.  Each of the authorized representatives of Agent is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrowers (without requiring any of them to act as such) with full power of substitution to do the following during the continuance of an Event of Default:  (a) endorse the name of Borrowers upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrowers and constitute collections on Borrowers’ Accounts; (b) so long as Agent has provided not less than three (3) Business Days’ prior written notice to Borrower to perform the same and Borrower has failed to take such action, execute in the name of Borrowers any schedules, assignments, instruments, documents, and statements that Borrowers are obligated to give Agent under this Agreement; (c)  take any action Borrowers are required to take under this Agreement; (d) so long as Agent has provided not less than three (3) Business Days’ prior written notice to Borrower to perform the same and Borrower has failed to take such action, do such other and further acts and deeds in the name of Borrowers that Agent may deem necessary or desirable to enforce any Account or other Collateral or perfect Agent’s security interest or Lien in any Collateral; and (e) do such other and further acts and deeds in the name of Borrowers that Agent may deem necessary or desirable to enforce its rights with regard to any Account or other Collateral.  This power of attorney shall be irrevocable and coupled with an interest.

Section 4.13                            Reserved.

Section 4.14                            Schedule Updates.  Borrowers shall, together with the Compliance Certificate required to be delivered pursuant to Section 4.1 (at the end of only the second and fourth fiscal quarters of each fiscal year beginning with June 30, 2018 and only if any information in the Schedules has become outdated, inaccurate, incomplete or misleading) deliver to Agent, proposed updates to the Schedules correcting all outdated, inaccurate, incomplete or misleading information; provided, however, (i) with respect to any proposed updates to the Schedules involving Permitted Liens, Permitted Debt or Permitted Investments, Agent will replace the respective Schedule attached hereto with such proposed update only if such updated information is consistent with the definitions of and limitations herein pertaining to Permitted Liens, Permitted Debt or Permitted Investments and (ii) with respect to any proposed updates to such Schedule involving other matters, Agent will replace the applicable portion of such Schedule attached hereto with such proposed update upon Agent’s approval thereof.

Section 4.15                            Intellectual Property and Licensing.

(a)                                 Together with each Compliance Certificate required to be delivered pursuant to Section 4.1 (at the end of each fiscal quarter only) to the extent (A) any Borrower acquires and/or develops any new registered Intellectual Property, or (B) any Borrower enters into or becomes bound by any additional in-bound license or sublicense agreement, any additional exclusive out-bound license or sublicense agreement or other agreement with respect to rights in Intellectual Property (other than over-the-counter software that is commercially available to the public), in each case with respect to clause (B), that is material to the Borrowers and their Subsidiaries taken as a whole, or (C) there occurs any other material change in the current status of Borrower’s registered Intellectual Property listed on Schedule 3.19 or an expiration or termination of the material in-bound licenses or sublicenses or exclusive out-bound licenses or sublicenses listed on Schedule 3.19, deliver to Agent an updated Schedule 3.19 reflecting such updated information. With respect to any updates to Schedule 3.19 involving exclusive out-bound licenses or sublicenses, such licenses shall be consistent with the definitions of and limitations herein pertaining to Permitted Licenses.

(b)                                 If Borrowers obtain any new registered Intellectual Property (other than copyrights, mask works and related applications, which are addressed below), Borrowers shall promptly (and in any event within fifteen (15) days of Agent’s request as provided herein) execute such documents and provide such other information (including, without limitation, copies of applications) and take such other actions, in each case, as Agent shall reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent, for the ratable benefit of Lenders, in such registered Intellectual Property.

(c)                                  Borrowers shall use commercially reasonable efforts to take such steps as Agent reasonably requests in writing to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (x) all material licenses or agreements specifically identified by Agent in writing in connection with such request to be deemed “Collateral” and for Agent to have a security interest in it that might otherwise be restricted or prohibited by Law or by the terms of any such license or agreement, whether now existing or entered into in the future, and (y) Agent to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Agent’s rights and remedies under this Agreement and the other Financing Documents.

(d)                                 Each Borrower shall, as determined by such Borrower in its good faith business judgment, cause all registered Intellectual Property to be duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.  To each Borrower’s knowledge, each Borrower shall at all times conduct its business without infringement or claim of infringement of any Intellectual Property rights of others, except as would not reasonably be expected to have a Material Adverse Effect.  Each Borrower shall, as determined by such Borrower in its good faith business judgment, (i) protect, defend and maintain the validity and enforceability of its Material Intangible Assets; (ii) promptly advise Agent in writing if, to such Borrower’s knowledge, there is any infringement of its Material Intangible Assets or claim of infringement by such Borrower on the Intellectual Property rights of others, in each case, that would reasonably be expected to have a Material Adverse Effect; and (iii) not allow any of such Borrower’s Material Intangible Assets to be abandoned, invalidated, forfeited or dedicated to the public or to become unenforceable.

ARTICLE 5

NEGATIVE COVENANTS

Each Borrower agrees that, so long as any Credit Exposure exists:

Section 5.1                                   Debt; Contingent Obligations.  No Borrower will directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for Permitted Debt.  No Borrower will directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.  No Borrower will permit any Excluded Subsidiary to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, Debt describe in clauses (a) or (b) of the definition thereof in an aggregate principal amount not to exceed $2,500,000 (excluding the principal amount of any Permitted Intercompany Investments made to such Excluded Subsidiaries) at any one time outstanding, it being understood that any Debt existing as of the Closing Date and set forth on Schedule 5.1 (and any Permitted Refinancing Debt in respect thereof) shall be permitted and not count against such $2,500,000 basket.

Section 5.2                                   Liens.  No Borrower will directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for Permitted Liens.

Section 5.3                                   Distributions.  No Borrower will, directly or indirectly, declare, order, pay, make or set apart any sum for any Distribution, except for Permitted Distributions.

Section 5.4                                   Restrictive Agreements.  No Borrower will, or will permit any Subsidiary to, directly or indirectly (a) enter into or assume any agreement (other than the Financing Documents, the Affiliated Financing Documents, and any agreements for purchase money debt permitted under clause (c) of the definition of Permitted Debt) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or (b) create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind (except as provided by the Financing Documents and the Affiliated Financing Documents) on the ability of any Subsidiary to:  (i) pay or make Distributions to any Borrower; (ii) pay any Debt owed to any Borrower; (iii) make loans or advances to any Borrower; or (iv) transfer any of its property or assets to any Borrower, other than (1) the Financing Documents, (2) an encumbrance or restriction consisting of customary non-assignment provisions in leases or licenses entered into in the Ordinary Course of Business, (3) customary provisions in joint venture agreement and other similar agreements that restrict the transfer of ownership interests in such joint ventures or provisions limiting the disposition or distribution of assets or property (other than dividends on a pro rata basis based on ownership percentage) of the applicable joint venture, which limitation is applicable only to the assets that are the subject of such agreements; provided that such agreement was not entered into in contravention of the terms of the Financing Documents, (4) limitations set forth in Subordinated Debt (if acceptable to Agent in its sole discretion) and (5) limitations set forth in the 2018 Convertible Notes and/or 2022 Convertible Notes on the Closing Date and in any other Convertible Notes Debt (if, in the case of other Convertible Notes Debt, such limitations are permitted in the definition of “Permitted Refinancing Debt” or are otherwise acceptable to Agent in its sole discretion).

Section 5.5                                   Payments and Modifications of Subordinated Debt.  No Borrower will directly or indirectly (a) declare, pay, make or set aside any amount for payment in respect of Subordinated Debt, except for payments made in full compliance with and expressly permitted under the Subordination Agreement, (b) amend or otherwise modify the terms of any Subordinated Debt, except for amendments or modifications made in full compliance with the Subordination Agreement, (c) make any optional repurchase or optional redemption of the Convertible Notes, (d) amend or otherwise modify the terms of the Convertible Notes term if such change or amendment would materially increase the obligations of Borrowers or confer additional material rights on the holder of such Debt in a manner adverse to Credit Parties, any Subsidiaries, Agent or Lenders, except, in any case, for modifications or amendments constituting Permitted Refinancing Debt; provided that amendment of, or side letter in connection with, the 2018 Convertible Notes in a manner that aligns the settlement and conversion provisions with those contained in the 2022 Convertible Notes shall be permitted (any such amendment or side letter, a “2018 Specified Amendment”).  Borrowers shall, prior to entering into any such amendment or modification, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy thereof.  Notwithstanding anything to the contrary set forth in this Section 5.5 or otherwise in this Agreement, the Borrowers may (A) refund, refinance, replace or exchange any Convertible Notes Debt with Permitted Refinancing Debt; (B) repay any Convertible Notes Debt by making payment in equity interests that are not Disqualified Equity Interests upon the conversion thereof (and making cash payments on account of fractional shares in connection with such conversion to the extent constituting a Permitted Distribution); (C) on the stated maturity thereof, or, solely with respect to the 2018 Convertible Notes, such earlier date between the Closing Date and the stated maturity thereof upon notice thereof by Borrowers to Agent, repay, purchase or redeem the 2018 Convertible Notes and repay the 2022 Convertible Notes in cash using Qualified Cash described in the definition of “Liquidity Condition” and, in the case of the 2018 Convertible Notes, proceeds of the Term Loans; provided that the maximum amount of Qualified Cash and proceeds of Term Loans used to repay the 2018 Convertible Notes shall not exceed $45,000,000 (with any excess beyond the then-outstanding principal amount thereof being allocated to pay premiums to incentivize the holders thereof to forego any settlement in shares); (D) pay, when due, interest, fees and reimbursable indemnities and expenses payable in respect of any Convertible Notes Debt; and (E) pay an amendment fee to the holders of the 2018 Convertible Notes in connection with a 2018 Specified Amendment in an amount not to exceed $275,000.

Section 5.6                                   Consolidations, Mergers and Sales of Assets; Change in Control.  No Borrower will directly or indirectly (a) consolidate or merge or amalgamate with or into any other Person other than consolidations or mergers among Borrowers where a Borrower is the surviving entity (provided that, in the case of any consolidation or merger involving Accuray, Accuray shall be the surviving entity), or (b) consummate any Asset Dispositions other than Permitted Asset Dispositions.  No Borrower will suffer or permit to occur any Change in Control.

Section 5.7                                   Purchase of Assets, Investments.  No Borrower will directly or indirectly (a) engage or enter into any agreement to engage in any joint venture or partnership with any other Person or (b) acquire or own or enter into any agreement to acquire or own any Investment in any Person, in each case, other than Permitted Investments.

Section 5.8                                   Transactions with Affiliates.  Except (a) as otherwise disclosed on Schedule 5.8, (b) for transactions that contain terms that are no less favorable to the applicable Borrower, as the case may be, than those which might be obtained from a third party not an Affiliate of any Credit Party, (c) for Permitted Investments, Permitted Asset Dispositions and Permitted Distributions, (d) for sales of equity interests in Borrower Representative to Affiliates of Borrower Representative not otherwise prohibited by the Financing Documents and the granting of registration and other customary rights in connection therewith and (e) for the payment of reasonable and customary director and officer compensation (including bonuses and stock option programs), benefits and indemnification arrangements in the Ordinary Course of Business, in each case approved by the board of directors (or a committee thereof) of such Borrower,  no Borrower will directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Borrower.

Section 5.9                                   Modification of Organizational Documents.  No Borrower will directly or indirectly, amend or otherwise modify any Organizational Documents of such Person, except for Permitted Modifications.

Section 5.10                            Modification of Certain Agreements.  No Borrower will (i) amend or otherwise modify any Material Contract, which amendment or modification in any case:  (a) is contrary to the terms of this Agreement or any other Financing Document; (b) could reasonably be expected to be materially adverse to the rights, interests or privileges of Agent or Lenders or their ability to enforce the same; (c) results in the imposition or expansion in any material respect of any obligation of or restriction or burden on any Borrower; or (d) reduces in any material respect any rights or benefits of any Borrower (it being understood and agreed that any such determination shall be in the discretion of Agent) or (ii) without the prior written consent of Agent, amend or otherwise modify any Affiliated Financing Document.  Each Borrower shall, prior to entering into any amendment or other modification of any of the foregoing documents, deliver to Agent reasonably in advance of the execution thereof, any final or execution form copy of amendments or other modifications to such documents, and such Borrower agrees not to take any such action with respect to any such documents without obtaining such approval from Agent.

Section 5.11                            Conduct of Business.  No Borrower will directly or indirectly, engage in any line of business other than those businesses engaged in on the Closing Date and businesses reasonably related thereto.  No Borrower will, other than in the Ordinary Course of Business, change its normal billing payment and reimbursement policies and procedures with respect to its Accounts (including, without limitation, the amount and timing of finance charges, fees and write-offs).

Section 5.12                            Reserved.

Section 5.13                            Limitation on Sale and Leaseback Transactions.  No Borrower will, directly or indirectly, enter into any arrangement with any Person whereby, in a substantially contemporaneous transaction, any Borrower sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.

Section 5.14                            Deposit Accounts and Securities Accounts; Payroll and Benefits Accounts.  No Borrower will, directly or indirectly, establish any new Deposit Account or Securities Account unless Agent, such Borrower and the bank, financial institution or securities intermediary at which the account is to be opened enter into a Deposit Account Control Agreement or Securities Account Control Agreement prior to or concurrently with the establishment of such Deposit Account or Securities Account.  Borrowers represent and warrant that Schedule 5.14 lists all of the Deposit Accounts and Securities Accounts of each Borrower.  The provisions of this Section requiring Deposit Account Control Agreements shall not apply to Excluded Accounts; provided, however, that at all times that any Obligations or Affiliated Obligations remain outstanding, Borrower shall maintain one or more separate Deposit Accounts to hold any and all amounts to be used for payroll, payroll taxes and other employee wage and benefit payments (including 401(k) contributions), and shall not commingle any monies allocated for such purposes with funds in any other Deposit Account.

Section 5.15                            Compliance with Anti-Terrorism Laws.  Agent hereby notifies Borrowers that pursuant to the requirements of Anti-Terrorism Laws, and Agent’s policies and practices, Agent is required to obtain, verify and record certain information and documentation that identifies Borrowers and its principals, which information includes the name and address of each Borrower and its principals and such other information that will allow Agent to identify such party in accordance with Anti-Terrorism Laws.  No Borrower will, directly or indirectly, knowingly enter into any Material Contracts with any Blocked Person.  Each Borrower shall immediately notify Agent if such Borrower has knowledge that any Borrower, any additional Credit Party or any of their respective Affiliates or agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is or becomes a Blocked Person or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.  No Borrower will, or will permit any Subsidiary to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, except in compliance with applicable Law, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

Section 5.16                            Transfers to Subsidiaries.  No Borrower shall assign or otherwise transfer any Collateral or any proceeds of the Loans to any Excluded Subsidiary except that a Borrower may transfer proceeds of Collateral to an Excluded Subsidiary in connection with Permitted Intercompany Investments.

Section 5.17                            Limitations on Morphormics, Inc.  No Borrower  shall permit Morphormics, Inc. to, directly or indirectly, (a) enter into or permit to exist any transaction or agreement (including any agreement for the incurrence or assumption of Debt), between itself and any other Person, (b) engage in any business or conduct any activity (including the making of any Investment or payment) or transfer any of its assets and the performance of ministerial or administrative activities and payment of taxes and administrative fees necessary for the maintenance of its existence, (c) consolidate or merge with or into any other Person, or (d) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired.

ARTICLE 6

FINANCIAL COVENANTS

Section 6.1                                   Additional Defined Terms.  The following additional definitions are hereby appended to Section 1.1 of this Agreement:

“Defined Period” means, for purposes of calculating the Fixed Charge Coverage Ratio or Net Revenues the twelve (12) month period ending on the last day of each fiscal quarter.

“Fixed Charge Coverage Ratio” means the ratio of Operating Cash Flow (as defined in the Compliance Certificate) to Fixed Charges (as defined in the Compliance Certificate) for each Defined Period.

“Net Revenue” means, for any period, the consolidated net revenues of Borrowers and their Subsidiaries generated solely through the commercial sale of Products by Borrowers and their Subsidiaries during such period, as reported (in accordance with GAAP) in the financial statements delivered pursuant to Section 4.1(a) or (c), as applicable, as of the last day of such Defined Period.

Section 6.2                                   Fixed Charge Coverage Ratio.  Borrowers will not permit the Fixed Charge Coverage Ratio for any Defined Period, as tested quarterly (as of the last day of such fiscal quarter), beginning with the first full fiscal quarter ending after the Closing Date, to be less than (a) in the case of the fiscal quarter ending December 31, 2017, 0.80 to 1.00 and (b) for each fiscal quarter thereafter, 1.00 to 1.00.

Section 6.3                                   Minimum Net Revenue.  Borrower shall not permit its consolidated Net Revenue for any Defined Period, as tested quarterly (as of the last day of such Defined Period), to be less than $360,000,000.

Section 6.4                                   Evidence of Compliance.  Borrowers shall furnish to Agent, together with the financial reporting required of Borrowers in Section 4.1 hereof, a Compliance Certificate as evidence of Borrowers’ compliance with the covenants in this Article and evidence that no Event of Default specified in this Article has occurred.  The Compliance Certificate shall include, without limitation, (a) a statement and report, on a form approved by Agent, detailing Borrowers’ calculations, and (b) if requested by Agent, back-up documentation (including, without limitation, invoices, receipts and other evidence of costs incurred during such quarter as Agent shall reasonably require) evidencing the propriety of the calculations.

ARTICLE 7

CONDITIONS

Section 7.1                                   Conditions to Closing.  The obligation of each Lender to make the initial Loans on the Closing Date shall be subject to the receipt by Agent of each agreement, document and instrument set forth on the closing checklist prepared by Agent or its counsel, each in form and substance satisfactory to Agent, and to the satisfaction of the following conditions precedent, each to the satisfaction of Agent and Lenders and their respective counsel in their sole discretion:

(a)                                 the payment of all fees, expenses and other amounts due and payable under each Financing Document on the Closing Date;

(b)                                 since June 30, 2017, the absence of any Material Adverse Effect;

(c)                                  an amendment to the Affiliated Financing Documents providing for, among other things, a reduction in the Revolving Loan Commitment thereunder (and as defined therein) to $32,000,000 together with a concurrent prepayment of the Revolving Loan to be less than or equal to such Revolving Loan Commitment; and

(d)                                 evidence of satisfaction of the Liquidity Condition in respect of the 2018 Convertible Notes.

Each Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Financing Document, each additional Operative Document and each other document, agreement and/or instrument required to be approved by Agent, Required Lenders or Lenders, as applicable, on the Closing Date.

Section 7.2                                   Conditions to Each Loan.  The obligation of Lenders to make a Loan or an advance in respect of any Loan (including on the Closing Date) is subject to the satisfaction of the following additional conditions:

(a)                                 the fact that, immediately before and after such advance or issuance, no Default or Event of Default shall have occurred and be continuing;

(b)                                 the fact that the representations and warranties of each Credit Party contained in the Financing Documents shall be true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) on and as of the date of such borrowing or issuance, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true, correct and complete in all material respects (or, if such representation or warranty is, by its terms, qualified by materiality, in all respects) as of such earlier date;

(c)                                  the fact that no event having a Material Adverse Effect has not occurred since the date of this Agreement; and

(d)                                 in the case of any borrowing of the Term Loan Tranche 2, Agent has received written notice of the intent to borrow at least thirty (30) day prior to the date of such borrowing and a duly executed Notice of Borrowing at least two (2) Business Days prior to such proposed borrowing.

Each giving of a Notice of Borrowing hereunder and each acceptance by any Borrower of the proceeds of any Loan made hereunder shall be deemed to be (y) a representation and warranty by each Borrower on the date of such notice or acceptance as to the facts specified in this Section, and (z) a restatement by each Borrower that each and every one of the representations made by it in any of the Financing Documents is true and correct as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date).

Section 7.3                                   Searches.  Before the Closing Date, and thereafter (not more than once per year unless an Event of Default exists at the time such search is conducted), Agent shall have the right to perform, all at Borrowers’ expense, the searches described in clauses (a), (b), and (c) below against Borrowers and any other Credit Party, the results of which are to be consistent with Borrowers’ representations and warranties under this Agreement and the satisfactory results of which shall be a condition precedent to all advances of Loan proceeds:  (a) UCC searches with the Secretary of State of the jurisdiction in which the applicable Person is organized; (b) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above; and (c) searches of applicable corporate, limited liability company, partnership and related records to confirm the continued existence, organization and good standing of the applicable Person and the exact legal name under which such Person is organized.

Section 7.4                                   Post-Closing Requirements.  Borrowers shall complete each of the post-closing obligations and/or provide to Agent each of the documents, instruments, agreements and information listed on Schedule 7.4 attached hereto on or before the date set forth for each such item thereon, each of which shall be completed or provided in form and substance reasonably satisfactory to Agent, and may be extended by Agent (acting reasonably) in writing in its sole discretion.

ARTICLE 8

RESERVED

ARTICLE 9

SECURITY AGREEMENT

Section 9.1                                   Generally.  As security for the payment and performance of the Obligations and without limiting any other grant of a Lien and security interest in any Security Document, Borrowers hereby assign, grant and pledge to Agent, for the benefit of itself and Lenders, and, subject only to the Affiliated Intercreditor Agreement, a continuing Lien on and security interest in, upon, and to the Collateral.

Section 9.2                                   Representations and Warranties and Covenants Relating to Collateral.

(a)                                 Schedule 9.2 sets forth (i) each chief executive office and principal place of business of each Borrower, and (ii) all of the addresses (including all warehouses) at which any Collateral, in each case with an aggregate value in excess of $500,000 is located and/or books and records of Borrowers regarding any material portion of the Collateral are kept, which such Schedule 9.2 indicates in each case which Borrower(s) have Collateral and/or books and records located at such address, and, in the case of any such address not owned by one or more Borrowers(s), indicates the nature of such location (e.g., leased business location operated by Borrower(s), third party warehouse, consignment location, processor location, etc.) and the name and address of the third party owning and/or operating such location.  Notwithstanding the foregoing, it is understood that, Borrowers may from time to time (1) sell or otherwise dispose of Collateral pursuant to the terms of this Agreement, (2) maintain de minimis amounts of Inventory with its sales personnel and at medical facilities and (3) send items of Collateral out for repair and, further, that from time to time certain items of Collateral will be in transit and that no such locations need be disclosed on Schedule 9.2.

(b)                                 Without limiting the generality of Section 3.2, except for the filing of financing statements under the UCC and filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by each Borrower to Agent of the security interests and Liens in the Collateral provided for under this Agreement and the other Security Documents (if any), or (ii) the exercise by Agent of its rights and remedies with respect to the Collateral provided for under this Agreement and the other Security Documents or under any applicable Law, including the UCC and neither any such grant of Liens in favor of Agent or exercise of rights by Agent shall violate or cause a default under any agreement between any Borrower and any other Person relating to any such Collateral.

(c)                                  As of the Closing Date, no Borrower has any ownership interest in any Chattel Paper (as defined in Article 9 of the UCC), letter of credit rights, commercial tort claims, Instruments (other than (i) checks and other ordinary course payment instruments, in each case in the Ordinary Course of Business and (ii) Excluded Perfection Assets), documents or investment property (other than equity interests in any Subsidiaries of such Borrower disclosed on Schedule 3.4 or subsequently created hereunder and pledged to Agent) and Borrowers shall give notice to Agent promptly (but in any event not later than the delivery by Borrowers of the next Compliance Certificate required pursuant to Section 4.1 above) upon the acquisition by any Borrower of any such Chattel Paper, letter of credit rights, commercial tort claims, Instruments, documents, investment property.  No Person other than Agent or (if applicable) any Lender has “control” (as defined in Article 9 of the UCC) over any Deposit Account, investment property (including Securities Accounts and commodities account), letter of credit rights or electronic chattel paper in which any Borrower has any interest (except for such control arising by operation of law in favor of any bank or securities intermediary or commodities intermediary with whom any Deposit Account, Securities Account or commodities account of Borrowers is maintained).

(d)                                 Borrowers shall not, and shall not permit any Credit Party to, take any of the following actions or make any of the following changes unless Borrowers have given at least ten (10) days’ prior written notice to Agent (or such shorter period to which Agent may in its reasonable discretion agree) of Borrowers’ intention to take any such action (which such written notice shall include an updated version of any Schedule impacted by such change) and have executed any and all documents, instruments and agreements and taken any other actions which Agent may reasonably request after receiving such written notice in order to protect and preserve the Liens, rights and remedies of Agent with respect to the Collateral; provided that, nothing in this clause (d) shall require Borrowers to obtain any landlord’s agreement or mortgagee agreement:  (i) change the legal name or organizational identification number of any Borrower as it appears in official filings in the jurisdiction of its organization, (ii) change the jurisdiction of incorporation or formation of any Borrower or Credit Party or allow any Borrower or Credit Party to designate any jurisdiction as an additional jurisdiction of incorporation for such Borrower or Credit Party, or change the type of entity that it is, (iii) change its chief executive office, principal place of business, or the location of its records concerning the Collateral, (iv) move any material portion of any Collateral (with an aggregate value in excess of $500,000) to, or place any Collateral (with an aggregate value in excess of $500,000) on, any location that is not then listed on the Schedules and/or (v) establish any business location at any location that is not then listed on the Schedules.  Notwithstanding the foregoing, it is understood that, Borrowers may from time to time (1) sell or otherwise dispose of Collateral pursuant to the terms of this Agreement, (2) maintain de minimis amounts of Inventory with its sales personnel and at medical facilities and (3) send items of Collateral out for repair and, further, that from time to time certain items of Collateral will be in transit and that no such locations need be disclosed on Schedule 9.2.

(e)                                  Borrowers shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor, or allow any credit or discount thereon (other than adjustments, settlements, compromises, credits and discounts in the Ordinary Course of Business, and in amounts which are not material with respect to the Account and to the extent not prohibited by the Affiliated Financing Documents) without the prior written consent of Agent.  Without limiting the generality of this Agreement or any other provisions of any of the Financing Documents relating to the rights of Agent after the occurrence and during the continuance of an Event of Default, Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to:  (i) exercise the rights of Borrowers with respect to the obligation of any Account Debtor to make payment or otherwise render performance to Borrowers and with respect to any property that secures the obligations of any Account Debtor or any other Person obligated on the Collateral, and (ii) adjust, settle or compromise the amount or payment of such Accounts.

(f)                                   Without limiting the generality of Sections 9.2(c) and 9.2(e):

(i)                                     Borrowers shall deliver to Agent all tangible Chattel Paper and all Instruments constituting part of the Collateral (in each case, other than Excluded Perfection Assets) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent.  Borrowers shall provide Agent with “control” (as defined in Article 9 of the UCC) of all electronic Chattel Paper owned by any Borrower and constituting part of the Collateral (other than Excluded Perfection Assets) by having Agent identified as the assignee on the records pertaining to the single authoritative copy thereof and otherwise complying with the applicable elements of control set forth in the UCC.  Borrowers also shall deliver to Agent all security agreements securing any such Chattel Paper and securing any such Instruments.  Borrowers will mark conspicuously all such Chattel Paper and all such Instruments with a legend, in form and substance satisfactory to Agent, indicating that such Chattel Paper and such Instruments are subject to the security interests and Liens in favor of Agent created pursuant to this Agreement and the Security Documents.  Borrowers shall comply with all the provisions of Section 5.14 with respect to the Deposit Accounts and Securities Accounts of Borrowers.

(ii)                                  Borrowers shall deliver to Agent all letters of credit on which any Borrower is the beneficiary and which give rise to letter of credit rights owned by such Borrower which constitute part of the Collateral (other than Excluded Perfection Assets) in each case duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent.  Borrowers shall take any and all actions as may be necessary or desirable, or that Agent may request, from time to time, to cause Agent to obtain exclusive “control” (as defined in Article 9 of the UCC) of any such letter of credit rights which constitute part of the Collateral in a manner reasonably acceptable to Agent.

(iii)                               Borrowers shall promptly advise Agent upon any Borrower becoming aware that it has any interests in any commercial tort claim that constitutes part of the Collateral (other than Excluded Perfection Assets), which such notice shall include descriptions of the events and circumstances giving rise to such commercial tort claim and the dates such events and circumstances occurred, the potential defendants with respect such commercial tort claim and any court proceedings that have been instituted with respect to such commercial tort claims, and Borrowers shall, with respect to any such commercial tort claim, execute and deliver to Agent such documents as Agent shall reasonably request to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to any such commercial tort claim.

(iv)                              Except for Accounts and Inventory in an aggregate amount of $500,000, no Accounts or Inventory shall at any time be in the possession or control of any warehouse, consignee, bailee or any of Borrowers’ agents or processors without prior written notice to Agent and (A) the receipt by Agent, if Agent has so requested, of warehouse receipts, consignment agreements or bailee lien waivers (as applicable) satisfactory to Agent or (B) establishment of a Rent and Charges Reserve (as defined in the Affiliated Financing Documents), in either case, prior to the commencement of such possession or control.  Borrowers shall, upon the request of Agent, notify any such warehouse, consignee, bailee, agent or processor of the security interests and Liens in favor of Agent created pursuant to this Agreement and the Security Documents, shall instruct such Person to hold all such Collateral for Agent’s account subject to Agent’s instructions and use commercially reasonable efforts to obtain an acknowledgement from such Person that such Person holds the Collateral for Agent’s benefit.

(v)                                 Reserved.

(vi)                              Each Borrower hereby authorizes Agent to file without the signature of such Borrower one or more UCC financing statements relating to liens on personal property relating to all or any part of the Collateral, which financing statements may list Agent as the “secured party” and such Borrower as the “debtor” and which describe and indicate the items of Collateral covered thereby as all or any part of the Collateral under the Financing Documents (including an indication of the items of Collateral covered by any such financing statement as “all assets” of such Borrower now owned or hereafter acquired), in such jurisdictions as Agent from time to time reasonably determines are appropriate, and to file without the signature of such Borrower any continuations of or corrective amendments to any such financing statements, in any such case in order for Agent to perfect, preserve or protect the Liens, rights and remedies of Agent with respect to the Collateral.  Each Borrower also ratifies its authorization for Agent to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(vii)                           As of the Closing Date, no Borrower holds, and after the Closing Date Borrowers shall promptly notify Agent in writing upon creation or acquisition by any Borrower of, any Collateral which constitutes a claim against any Governmental Authority, including, without limitation, the federal government of the United States or any instrumentality or agency thereof, the assignment of which claim is restricted by any applicable Law, including, without limitation, the federal Assignment of Claims Act and any other comparable Law.  Upon the reasonable request of Agent, Borrowers shall take such steps as may be necessary or desirable, or that Agent may reasonably request, to comply with any such applicable Law.

(viii)                        Borrowers shall furnish to Agent from time to time any statements and schedules further identifying or describing the Collateral and any other information, reports or evidence concerning the Collateral as Agent may reasonably request from time to time.

(g)                                  Notwithstanding anything in this Agreement to the contrary, other than the filing of a UCC-1 financing statement, no actions shall be required to perfect the security interest granted hereunder in (i) Letter-of-Credit Rights to the extent the aggregate face amount of all such Letter-of-Credit Rights is less than $100,000, (ii) motor vehicles and other assets subject to certificates of title to the extent the aggregate value of all such motor vehicles and other assets is less than $500,000 (other than to the extent (x) a security interest thereon can be perfected by the filing of a financing statement under the UCC and (y) an Event of Default has occurred and Agent has elected to require, by written notice to Borrowers, that Borrowers take all such steps necessary to perfect a lien in favor of Agent, for the benefit of Lenders, in such motor vehicles and other assets subject to certificates of title), (iii) Excluded Accounts, (iv) any assets located outside of the United States if the perfection of the security interest therein would require any Borrower to complete any filings or take any other action with respect thereto in any jurisdiction outside of the United States or any political subdivision thereof (including, for the avoidance of doubt, delivery of foreign equity certificates) unless an Event of Default has occurred and Agent has elected to require, by written notice to Borrowers, that Borrowers take all such steps necessary to perfect a lien in favor of Agent, for the benefit of Lenders, in such assets, (v) any commercial tort claims where the amount of damages claimed by the applicable Borrower is less than $100,000 in the aggregate for all such commercial tort claims, (vi) any electronic chattel paper with an aggregate value in excess of $100,000, and (vii) any asset with respect to which Agent has determined that the cost, burden, difficulty or consequence of perfecting a security interest therein outweighs the benefits afforded thereby (such assets described in clauses (i) through (vii) above, the “Excluded Perfection Assets”).

ARTICLE 10

EVENTS OF DEFAULT

Section 10.1                            Events of Default.  For purposes of the Financing Documents, the occurrence of any of the following conditions and/or events, whether voluntary or involuntary, by operation of law or otherwise, shall constitute an “Event of Default”:

(a)                                 (i) any Borrower shall fail to pay when due any principal, interest, premium or fee under any Financing Document or any other amount payable under any Financing Document, (ii) any Borrower defaults in the performance of or compliance with any of the following sections of this Agreement:  Section 2.11, Section 4.2(b), Section 4.4(c), Section 4.6 and Article 5, or (iii) any Borrower defaults in the performance of or compliance with Section 4.1 and/or Article 6 (subject  to the provisions of Section 10.11) of this Agreement and Borrower Representative has received written notice from Agent or Required Lenders of such default;

(b)                                 any Credit Party defaults in the performance of or compliance with any term contained in this Agreement or in any other Financing Document (other than occurrences described in other provisions of this Section 10.1 for which a different grace or cure period is specified or for which no grace or cure period is specified and thereby constitute immediate Events of Default) and such default is not remedied by the Credit Party or waived by Agent within thirty (30) days after the earlier of (i) receipt by Borrower Representative of notice from Agent or Required Lenders of such default, or (ii) actual knowledge of any Borrower or any other Credit Party of such default;

(c)                                  any representation, warranty, certification or statement made by any Credit Party or any other Person in any Financing Document or in any certificate, financial statement or other document delivered pursuant to any Financing Document is incorrect in any respect (or in any material respect if such representation, warranty, certification or statement is not by its terms already qualified as to materiality) when made (or deemed made) (subject, in the case of projections, other forward-looking information and industry information, to the limitations set forth in Section 3.21 hereof);

(d)                                 failure of any Credit Party to pay when due or within any applicable grace period any principal, interest or other amount on Debt (other than the Loans), or the occurrence of any breach, default, condition or event (in each case, other than conversion of, or rights to convert, any Convertible Notes Debt in accordance with its terms so long as such conversion terms are no less favorable than those applicable to the 2018 Convertible Notes and/or the 2022 Convertible Notes as in effect on the date hereof) with respect to any Debt (other than the Loans), if the effect of such failure or occurrence is to cause or to permit the holder or holders of any such Debt to cause, Debt or other liabilities having an aggregate principal amount in excess of $5,000,000 to become or be declared due prior to its stated maturity;

(e)                                  any Borrower or any Material Subsidiary of a Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(f)                                   an involuntary case or other proceeding shall be commenced against any Credit Party or any Material Subsidiary of a Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party or any Subsidiary of a Borrower under applicable federal bankruptcy, insolvency or other similar law in respect of (i) bankruptcy, liquidation, winding-up, dissolution or suspension of general operations, (ii) composition, rescheduling, reorganization, arrangement or readjustment of, or other relief from, or stay of proceedings to enforce, some or all of the debts or obligations, or (iii) possession, foreclosure, seizure or retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of the assets of such Credit Party or Subsidiary;

(g)                                  (i) institution of any steps by any Person to terminate a Pension Plan if as a result of such termination any Credit Party or any member of the Controlled Group could be required to make a contribution to such Pension Plan and could incur a liability or obligation to such Pension Plan, in excess of $1,000,000, (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 303(k) of ERISA or Section 430(k) of the Code or an event occurs that could reasonably be expected to give rise to a Lien under Section 4068 of ERISA, or (iii) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that any Credit Party or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $1,000,000;

(h)                                 one or more judgments or orders for the payment of money aggregating in excess of $5,000,000 (above (i) any amounts covered by insurance to the extent the relevant independent third-party insurer has not denied coverage therefor, or (ii) the amount of a bond or other security from or on behalf of Borrowers or any of their respective Subsidiaries as security against such judgment) shall be rendered against any or all Credit Parties and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgments or orders, or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of any such judgments or orders, by reason of a pending appeal, bond or otherwise, shall not be in effect;

(i)                                     any Lien created by any of the Security Documents with respect to a material portion of the Collateral, taken as a whole, shall at any time fail to constitute a valid and perfected (other than in respect of Excluded Perfection Assets) Lien on all of the Collateral purported to be encumbered thereby, subject to no prior or equal Lien except Permitted Liens, or any Credit Party shall so assert;

(j)                                    the institution by any Governmental Authority of criminal proceedings against any Credit Party;

(k)                                 any Guarantee of the Obligations shall fail to remain in full force or effect (other than to the extent expressly permitted by this Agreement) or any action shall be taken by any Guarantor to discontinue or to assert the invalidity or unenforceability of its Guarantee, or any Guarantor shall fail to comply with any of the terms of provisions of its Guarantee, or any

Guarantor shall deny that it has any further liability under its Guarantee, or shall give notice to such effect (other than as a result of the discharge of such Guarantor to the extent expressly permitted by this Agreement), including, but not limited to, any notice of termination delivered pursuant to the terms of any Guarantee.

(l)                                     any Borrower makes any payment on account of any Subordinated Debt, other than payments specifically permitted by the terms of the applicable Subordinated Debt Documents;

(m)                             the equity of Accuray fails to remain registered with the SEC in good standing, and/or such equity fails to remain publicly traded on and registered with a public securities exchange;

(n)                                 there shall occur any event of default under the Indenture, the 2018 Convertible Notes, the 2022 Convertible Notes, any other Convertible Notes Debt or any indenture in respect thereof; or

(o)                                 there shall occur any event of default under the Affiliated Financing Documents.

All cure periods provided for in this Section 10.1 shall run concurrently with any cure period provided for in any applicable Financing Documents under which the default occurred.

Section 10.2                            Acceleration and Suspension or Termination of Term Loan Commitment.  Upon the occurrence and during the continuance of an Event of Default, Agent may, and shall if requested by Required Lenders, (a) by notice to Borrower Representative suspend or terminate the Term Loan Commitment and the obligations of Agent and Lenders with respect thereto, in whole or in part (and, if in part, each Lender’s Term Loan Commitment shall be reduced in accordance with its Pro Rata Share), and/or (b) by notice to Borrower Representative declare all or any portion of the Obligations to be, and the Obligations shall thereupon become, immediately due and payable, with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower, and Borrowers will pay the same; provided, however, that in the case of any of the Events of Default specified in Section 10.1(e) or 10.1(f) above, without any notice to any Borrower or any other act by Agent or Lenders, the Term Loan Commitment and the obligations of Agent and Lenders with respect thereto shall thereupon immediately and automatically terminate and all of the Obligations shall become immediately and automatically due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and Borrowers will pay the same.

Section 10.3                            UCC Remedies.

(a)                                 Upon the occurrence of and during the continuance of an Event of Default under this Agreement or the other Financing Documents, Agent, in addition to all other rights, options, and remedies granted to Agent under this Agreement or at law or in equity, may exercise, either directly or through one or more assignees or designees, all rights and remedies granted to it under all Financing Documents and under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; including, without limitation:

(i)                                     the right to take possession of, send notices regarding, and collect directly the Collateral, with or without judicial process;

(ii)                                  the right to (by its own means or with judicial assistance) enter any of Borrowers’ premises and take possession of the Collateral, or render it unusable, or to render it usable or saleable, or dispose of the Collateral on such premises in compliance with subsection (iii) below and to take possession of Borrowers’ original books and records, to obtain access to Borrowers’ data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner Agent deems appropriate, without any liability for rent, storage, utilities, or other sums, and Borrowers shall not resist or interfere with such action (if Borrowers’ books and records are prepared or maintained by an accounting service, contractor or other third party agent, Borrowers hereby irrevocably authorize such service, contractor or other agent, upon notice by Agent to such Person that an Event of Default has occurred and is continuing, to deliver to Agent or its designees such books and records, and to follow Agent’s instructions with respect to further services to be rendered);

(iii)                               the right to require Borrowers at Borrowers’ expense to assemble all or any part of the Collateral and make it available to Agent at any place designated by Agent;

(iv)                              the right to notify postal authorities to change the address for delivery of Borrowers’ mail to an address designated by Agent and to receive, open and dispose of all mail addressed to any Borrower; and/or

(v)                                 the right to enforce Borrowers’ rights against Account Debtors and other obligors, including, without limitation, (i) the right to collect Accounts directly in Agent’s own name (as agent for Lenders) and to charge the collection costs and expenses, including attorneys’ fees, to Borrowers, and (ii) the right, in the name of Agent or any designee of Agent or Borrowers, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise, including, without limitation, verification of Borrowers’ compliance with applicable Laws.  Borrowers shall cooperate fully with Agent in an effort to facilitate and promptly conclude such verification process.  Such verification may include contacts between Agent and applicable federal, state and local regulatory authorities having jurisdiction over Borrowers’ affairs, all of which contacts Borrowers hereby irrevocably authorize.

(b)                                 Each Borrower agrees that a notice received by it at least ten (10) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition.  If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Agent without prior notice to Borrowers.  At any sale or disposition of Collateral, Agent may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrowers, which right is hereby waived and released.  Each Borrower covenants and agrees not to interfere with or impose any obstacle to Agent’s exercise of its rights and remedies with respect to the Collateral.  Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale.  Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  Agent may sell the Collateral without giving any warranties as to the Collateral.  Agent may specifically disclaim any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.  If Agent sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Agent and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Agent may resell the Collateral and Borrowers shall be credited with the proceeds of the sale.  Borrowers shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations.

(c)                                  Without restricting the generality of the foregoing and for the purposes aforesaid, each Borrower hereby appoints and constitutes Agent its lawful attorney-in-fact with full power of substitution in the Collateral, upon the occurrence and during the continuance of an Event of Default, to (i) use unadvanced funds remaining under this Agreement or which may be reserved, escrowed or set aside for any purposes hereunder at any time, or to advance funds in excess of the face amount of the Notes, (ii) pay, settle or compromise all existing bills and claims, which may be Liens or security interests, or to avoid such bills and claims becoming Liens against the Collateral, (iii) execute all applications and certificates in the name of such Borrower and to prosecute and defend all actions or proceedings in connection with the Collateral, and (iv) do any and every act which such Borrower might do in its own behalf; it being understood and agreed that the power of attorney in this subsection (c) shall be a power coupled with an interest and cannot be revoked.

(d)                                 Subject to the terms and conditions of this Agreement, solely for the purpose of enabling the Agent, on behalf of the Lenders, to exercise rights and remedies hereunder after the occurrence and solely during the continuance of an Event of Default and at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, Agent is hereby granted, for its benefit and the benefit of the Lenders, to the extent licensable without payment to or consent of any third party, an irrevocable (during the continuation of an Event of Default), non-exclusive license (exercisable without payment of royalty or other compensation to any Credit Party or any other Person) to use any of the Intellectual Property of any Credit Party included in the Collateral, including access to all media in which any such licensed Intellectual Property may be recorded or stored and to all computer programs used for the compilation or printout thereof, provided, however, that (i) such license granted hereunder with respect to trademarks shall be subject to all quality control and use requirements or standards of the applicable Credit Party, (ii) the Agent continue to use such Credit Party’s patent, trademark, copyright and proprietary notices in connection with its exercise of such license, (iii) all goodwill associated with the use of the Credit Party’s trademarks will inure to the sole and exclusive benefit of such Credit Party and (iv) the Agent, on behalf of the Lenders, shall have no greater rights than those of the applicable Credit Party under any such license.  For the avoidance of doubt, the use of the license granted to the Agent pursuant to this Section 10.3(d) by the Credit Parties may be exercised, at the option of the Agent, only upon the occurrence and solely during the continuance of an Event of Default.

Section 10.4                            Reserved.

Section 10.5                            Default Rate of Interest.  At the election of Agent or Required Lenders, after the occurrence of an Event of Default (but in the case of a breach of the covenants in Article 6, only after the Cure Period expires or if the Cure Right is no longer available) and for so long as it continues, (a) the Loans and other Obligations shall bear interest at rates that are two percent (2.0%) per annum in excess of the rates otherwise payable under this Agreement; provided, however, that in the case of any Event of Default specified in Section 10.1(e) or 10.1(f) above, such default rates shall apply immediately and automatically without the need for any election or action of any kind on the part of Agent or any Lender.

Section 10.6                            Setoff Rights.  During the continuance of any Event of Default, each Lender is hereby authorized by each Borrower at any time or from time to time, with reasonably prompt subsequent notice to such Borrower (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances held by such Lender or any of such Lender’s Affiliates at any of its offices for the account of such Borrower or any of its Subsidiaries (regardless of whether such balances are then due to such Borrower or its Subsidiaries), and (b) other property at any time held or owing by such Lender to or for the credit or for the account of such Borrower or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent.  Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender’s Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Share of the Obligations.  Each Borrower agrees, to the fullest extent permitted by law, that any Lender and any of such Lender’s Affiliates may exercise its right to set off with respect to the Obligations as provided in this Section 10.6.

Section 10.7                            Application of Proceeds.

(a)                                 Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of such Borrower or any Guarantor of all or any part of the Obligations, and, as between Borrowers on the one hand and Agent and Lenders on the other, Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent.

(b)                                 Following the occurrence and continuance of an Event of Default, but absent the occurrence and continuance of an Acceleration Event, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in such order as Agent may from time to time elect.

(c)                                  Notwithstanding anything to the contrary contained in this Agreement, if an Acceleration Event shall have occurred, and so long as it continues, Agent shall apply any and all payments received by Agent in respect of the Obligations, and any and all proceeds of Collateral received by Agent, in the following order:  first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent with respect to this Agreement, the other Financing Documents or the Collateral; second, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender with respect to this Agreement, the other Financing Documents or the Collateral; third, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amount of the Obligations outstanding; and fifth to any other indebtedness or obligations of Borrowers owing to Agent or any Lender under the Financing Documents.  Any balance remaining shall be delivered to Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.  In carrying out the foregoing, (y) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (z) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its Pro Rata Share of amounts available to be applied pursuant thereto for such category.

Section 10.8                            Waivers.

(a)                                 Except as otherwise provided for in this Agreement and to the fullest extent permitted by applicable law, each Borrower waives:  (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Financing Documents, the Notes or any other notes, commercial paper, accounts, contracts, documents, Instruments, Chattel Paper and Guarantees at any time held by Lenders on which any Borrower may in any way be liable, and hereby ratifies and confirms whatever Lenders may do in this regard; (ii) all rights to notice and a hearing prior to Agent’s or any Lender’s taking possession or control of, or to Agent’s or any Lender’s replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Agent or any Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption Laws.  Each Borrower acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the other Financing Documents and the transactions evidenced hereby and thereby.

(b)                                 Each Borrower for itself and all its successors and assigns, (i) agrees that its liability shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by Lender; (ii) consents to any indulgences and all extensions of time, renewals, waivers, or modifications that may be granted by Agent or any Lender with respect to the payment or other provisions of the Financing Documents, and to any substitution, exchange or release of the Collateral, or any part thereof, with or without substitution, and agrees to the addition or release of any Borrower, endorsers, guarantors, or sureties, or whether primarily or secondarily liable, without notice to any other Borrower and without affecting its liability hereunder; (iii) agrees that its liability shall be unconditional and without regard to the liability of any other Borrower, Agent or any Lender for any tax on the indebtedness (except to the extent otherwise expressly provided in Section 2.8); and (iv) to the fullest extent permitted by law, expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

(c)                                  To the extent that Agent or any Lender may have acquiesced in any noncompliance with any requirements or conditions precedent to the closing of the Loans or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Agent or any Lender of such requirements with respect to any future disbursements of Loan proceeds and Agent may at any time after such acquiescence require Borrowers to comply with all such requirements.  Any forbearance by Agent or Lender in exercising any right or remedy under any of the Financing Documents, or otherwise afforded by applicable law, including any failure to accelerate the maturity date of the Loans, shall not be a waiver of or preclude the exercise of any right or remedy nor shall it serve as a novation of the Notes or as a reinstatement of the Loans or a waiver of such right of acceleration or the right to insist upon strict compliance of the terms of the Financing Documents.  Agent’s or any Lender’s acceptance of payment of any sum secured by any of the Financing Documents after the due date of such payment shall not be a waiver of Agent’s and such Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.  The procurement of insurance or the payment of taxes or other Liens or charges by Agent as the result of an Event of Default shall not be a waiver of Agent’s right to accelerate the maturity of the Loans, nor shall Agent’s receipt of any condemnation awards, insurance proceeds, or damages under this Agreement operate to cure or waive any Credit Party’s default in payment of sums secured by any of the Financing Documents.

(d)                                 Without limiting the generality of anything contained in this Agreement or the other Financing Documents, each Borrower agrees that if an Event of Default is continuing all Liens and other rights, remedies or privileges provided to Agent or Lenders shall remain in full force and effect until Agent or Lenders have exhausted all remedies against the Collateral and any other properties owned by Borrowers and the Financing Documents and other security instruments or agreements securing the Loans have been foreclosed, sold and/or otherwise realized upon in satisfaction of Borrowers’ obligations under the Financing Documents.

(e)                                  Nothing contained herein or in any other Financing Document shall be construed as requiring Agent or any Lender to resort to any part of the Collateral for the satisfaction of any of Borrowers’ obligations under the Financing Documents in preference or priority to any other Collateral, and Agent may seek satisfaction out of all of the Collateral or any part thereof, in its absolute discretion in respect of Borrowers’ obligations under the Financing Documents.  In addition, Agent shall have the right, after the occurrence and during the continuance of an Event of Default, to partially foreclose upon any Collateral in any manner and for any amounts secured by the Financing Documents then due and payable as determined by Agent in its sole discretion, including, without limitation, the following circumstances:  (i) in the event any Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and/or interest, Agent may foreclose upon all or any part of the Collateral to recover such delinquent payments, or (ii) in the event Agent elects (in accordance with the terms of this Agreement) to accelerate less than the entire outstanding principal balance of the Loans, Agent may foreclose all or any part of the Collateral to recover so much of the principal balance of the Loans as Lender may accelerate and such other sums secured by one or more of the Financing Documents as Agent may elect.  Notwithstanding one or more partial foreclosures, any unforeclosed Collateral shall remain subject to the Financing Documents to secure payment of sums secured by the Financing Documents and not previously recovered.

(f)                                   To the fullest extent permitted by law, each Borrower, for itself and its successors and assigns, waives in the event of foreclosure of any or all of the Collateral any equitable right otherwise available to any Credit Party which would require the separate sale of any of the Collateral or require Agent or Lenders to exhaust their remedies against any part of the

Collateral before proceeding against any other part of the Collateral; and further in the event of such foreclosure each Borrower does hereby expressly consent to and authorize, at the option of Agent, the foreclosure and sale either separately or together of each part of the Collateral.

Section 10.9                            Injunctive Relief.  The parties acknowledge and agree that, in the event of a breach or threatened breach of any Credit Party’s obligations under any Financing Documents, Agent and Lenders may have no adequate remedy in money damages and, accordingly, shall be entitled to an injunction (including, without limitation, a temporary restraining order, preliminary injunction, writ of attachment, or order compelling an audit) against such breach or threatened breach, including, without limitation, maintaining any cash management and collection procedure described herein.  However, no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach or threatened breach of any provision of this Agreement.  Each Credit Party waives, to the fullest extent permitted by law, the requirement of the posting of any bond in connection with such injunctive relief.  By joining in the Financing Documents as a Credit Party, each Credit Party specifically joins in this Section as if this Section were a part of each Financing Document executed by such Credit Party.

Section 10.10                     Marshalling; Payments Set Aside.  Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations.  To the extent that Borrower makes any payment or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

Section 10.11                     Cure Right.  (a) Notwithstanding anything to the contrary contained in this Agreement, in the event that Borrowers fail to comply with Section 6.2 as of the end of any fiscal quarter, until the expiration of the fifteenth (15th) Business Day subsequent to the date the Compliance Certificate for such fiscal quarter is required to be delivered pursuant to Section 4.1 (the “Cure Period”), Accuray shall have the right to issue equity interests (other than Disqualified Equity Interests) for cash (the amount thereof, the “Cure Amount” and the exercise of such right, the “Cure Right”); provided, (i) no more than four (4) Cure Rights may be exercised after the Closing Date; (ii) no more than two Cure Rights may be exercised during any consecutive four fiscal quarters; (iii) no Cure Amount shall exceed the amount necessary to cause compliance with Section 6.2 for the period then ended; (iv) no Cure Amount shall exceed $5,000,000; and (v) the Cure Right must be exercised under this Agreement and the Affiliated Credit Agreement concurrently;  provided further, that (x) Borrower Representative shall give Agent written notice of their intention to exercise the Cure Right prior to the eleventh (11th) Business Day subsequent to the date the Compliance Certificate for such fiscal quarter is required to be delivered (such Business Day, the “Cure Notice Deadline”) and (y) so long as Borrower Representative has given irrevocable written notice to Agent of its commitment to exercise the Cure Right prior to the Cure Notice Deadline, during the remainder of the Cure Period thereafter, neither Agent nor Lenders shall exercise remedies in connection with such failure to comply with Section 6.2 as of the end of such fiscal quarter; provided, further, that Borrowers shall not be permitted to request the second advance of the Term Loan during the Cure Period unless and until the Cure Amount has been received by Accuray.

(b)                                 Upon the receipt by Accuray of the cash proceeds of any equity issuance  referred to in Section 10.11(a), EBITDA for the fiscal quarter as to which such Cure Right is exercised (the “Cure Right Fiscal Quarter”) shall be deemed to have been increased by the Cure Amount in determining compliance with Section 6.2 for such Cure Right Fiscal Quarter and for any subsequent period that includes such Cure Right Fiscal Quarter; provided that no increase in EBITDA on account of the exercise of any Cure Right shall be applicable for any other purpose under this Agreement or any other Financing Documents.

(c)                                  If after giving effect to the recalculations set forth in Section 10.11(b) Borrowers shall then be in compliance with Section 6.2, Borrowers shall be deemed to have satisfied the requirements of such covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and any Event of Default with respect to any such covenant that had occurred shall be deemed cured for all purposes of this Agreement and the other Financing Documents.

ARTICLE 11

AGENT

Section 11.1                            Appointment and Authorization.  Each Lender hereby irrevocably appoints and authorizes Agent to enter into each of the Financing Documents to which it is a party (other than this Agreement) on its behalf and to take such actions as Agent on its behalf and to exercise such powers under the Financing Documents as are delegated to Agent by the terms thereof, together with all such powers as are reasonably incidental thereto.  Subject to the terms of Section 11.16 and to the terms of the other Financing Documents, Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Financing Documents on behalf of Lenders.  The provisions of this Article 11 are solely for the benefit of Agent and Lenders and neither any Borrower nor any other Credit Party shall have any rights as a third party beneficiary of any of the provisions hereof.  In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any Borrower or any other Credit Party.  Agent may perform any of its duties hereunder, or under the Financing Documents, by or through its agents, servicers, trustees, investment managers or employees.

Section 11.2                            Agent and Affiliates.  Agent shall have the same rights and powers under the Financing Documents as any other Lender and may exercise or refrain from exercising the same as though it were not Agent, and Agent and its Affiliates may lend money to, invest in and generally engage in any kind of business with each Credit Party or Affiliate of any Credit Party as if it were not Agent hereunder.

Section 11.3                            Action by Agent.  The duties of Agent shall be mechanical and administrative in nature.  Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender.  Nothing in this Agreement or any of the Financing Documents is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Financing Documents except as expressly set forth herein or therein.

Section 11.4                            Consultation with Experts.  Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 11.5                            Liability of Agent.  Neither Agent nor any of its directors, officers, agents, servicers, trustees, investment managers or employees shall be liable to any Lender for any action taken or not taken by it in connection with the Financing Documents, except that Agent shall be liable with respect to its specific duties set forth hereunder but only to the extent of its own gross negligence or willful misconduct in the discharge thereof as determined by a final non-appealable judgment of a court of competent jurisdiction.  Neither Agent nor any of its directors, officers, agents, servicers, trustees, investment managers or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with any Financing Document or any borrowing hereunder; (b) the performance or observance of any of the covenants or agreements specified in any Financing Document; (c) the satisfaction of any condition specified in any Financing Document; (d) the validity, effectiveness, sufficiency or genuineness of any Financing Document, any Lien purported to be created or perfected thereby or any other instrument or writing furnished in connection therewith; (e) the existence or non-existence of any Default or Event of Default; or (f) the financial condition of any Credit Party.  Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile or electronic transmission or similar writing) believed by it to be genuine or to be signed by the proper party or parties.  Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).

Section 11.6                            Indemnification.  Each Lender shall, in accordance with its Pro Rata Share, indemnify Agent (to the extent not reimbursed by Borrowers) upon demand against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction) that Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by Agent hereunder or thereunder.  If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Required Lenders until such additional indemnity is furnished.

Section 11.7                            Right to Request and Act on Instructions.  Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Financing Documents Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Financing Documents until it shall have received such instructions from Required Lenders or all or such other portion of Lenders as shall be prescribed by this Agreement.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Financing Documents in accordance with the instructions of Required Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of Required Lenders (or such other applicable portion of Lenders), Agent shall have no obligation to take any action if it believes, in good faith, that such action would violate applicable Law or exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of Section 11.6.

Section 11.8                            Credit Decision.  Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Financing Documents.

Section 11.9                            Collateral Matters.  Lenders irrevocably authorize Agent, at its option and in its discretion, to (a) release any Lien granted to or held by Agent under any Security Document (i) upon termination of the Term Loan Commitment and payment in full of all Obligations; or (ii) constituting property sold or disposed of as part of or in connection with any disposition permitted under any Financing Document (it being understood and agreed that Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Financing Documents); and (b) subordinate any Lien granted to or held by Agent under any Security Document to a Permitted Lien that is allowed to have priority over the Liens granted to or held by Agent pursuant to the definition of “Permitted Liens”.  Upon request by Agent at any time, Lenders will confirm Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Section 11.9.

Section 11.10                     Agency for Perfection.  Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent’s security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control.  Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor, shall deliver such assets to Agent or in accordance with Agent’s instructions or transfer control to Agent in accordance with Agent’s instructions.  Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loan unless instructed to do so by Agent (or consented to by Agent), it being understood and agreed that such rights and remedies may be exercised only by Agent.

Section 11.11                     Notice of Default.  Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  Agent will notify each Lender of its receipt of any such notice.  Agent shall take such action with respect to such Default or Event of Default as may be requested by Required Lenders (or all or such other portion of Lenders as shall be prescribed by this Agreement) in accordance with the terms hereof.  Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

Section 11.12                     Assignment by Agent; Resignation of Agent; Successor Agent.

(a)                                 Agent may at any time assign its rights, powers, privileges and duties hereunder to (i) another Lender, or (ii) any Person to whom Agent, in its capacity as a Lender, has assigned (or will assign, in conjunction with such assignment of agency rights hereunder) 50% or more of its Loan, in each case without the consent of Lenders or Borrowers.  Following any such assignment, Agent shall give notice to Lenders and Borrowers.  An assignment by Agent pursuant to this subsection (a) shall not be deemed a resignation by Agent for purposes of subsection (b) below.

(b)                                 Without limiting the rights of Agent to designate an assignee pursuant to subsection (a) above, Agent may at any time give notice of its resignation to Lenders and Borrowers.  Upon receipt of any such notice of resignation, Required Lenders shall have the right to appoint a successor Agent.  If no such successor shall have been so appointed by Required Lenders and shall have accepted such appointment within ten (10) Business Days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of Lenders, appoint a successor Agent; provided, however, that if Agent shall notify Borrowers and Lenders that no Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice from Agent that no Person has accepted such appointment and, from and following delivery of such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Financing Documents, and (ii) all payments, communications and determinations provided to be made by, to or through Agent shall instead be made by or to each Lender directly, until such time as Required Lenders appoint a successor Agent as provided for above in this paragraph.

(c)                                  Upon (i) an assignment permitted by subsection (a) above, or (ii) the acceptance of a successor’s appointment as Agent pursuant to subsection (b) above, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder and under the other Financing Documents (if not already discharged therefrom as provided above in this paragraph).  The fees payable by Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrowers and such successor.  After the retiring Agent’s resignation hereunder and under the other Financing Documents, the provisions of this Article and Section 11.12 shall continue in effect for the benefit of such retiring Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting or was continuing to act as Agent.

Section 11.13                     Payment and Sharing of Payment.

(a)                                 Term Loan Payments.  Payments of principal, interest and fees in respect of the Term Loans will be settled on the date of receipt if received by Agent on the last Business Day of a month or on the Business Day immediately following the date of receipt if received on any day other than the last Business Day of a month.

(b)                                 Return of Payments.

(i)                                     If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from a Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind, together with interest accruing on a daily basis at the Federal Funds Rate.

(ii)                                  If Agent determines at any time that any amount received by Agent under this Agreement must be returned to any Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Document, Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to any Borrower or such other Person, without setoff, counterclaim or deduction of any kind.

(c)                                  Defaulted Lenders.  The failure of any Defaulted Lender to make any payment required by it hereunder shall not relieve any other Lender of its obligations to make payment, but neither any other Lender nor Agent shall be responsible for the failure of any Defaulted Lender to make any payment required hereunder.  Notwithstanding anything set forth herein to the contrary, a Defaulted Lender shall not have any voting or consent rights under or with respect to any Financing Document or constitute a “Lender” (or be included in the calculation of “Required Lenders” hereunder) for any voting or consent rights under or with respect to any Financing Document.

(d)                                 Sharing of Payments.  If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Section 2.8(d)) in excess of its Pro Rata Share of payments entitled pursuant to the other provisions of this Section 11.13, such Lender shall purchase from the other Lenders such participations in extensions of credit made by such other Lenders (without recourse, representation or warranty) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter required to be returned or otherwise recovered from such purchasing Lender, such portion of such purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such return or recovery, without interest.  Each Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this clause (d) may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 10.6) with respect to such participation as fully as if such Lender were the direct creditor of Borrowers in the amount of such participation.  If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this clause (d) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this clause (d) to share in the benefits of any recovery on such secured claim.

Section 11.14                     Right to Perform, Preserve and Protect.  If any Credit Party fails to perform any obligation hereunder or under any other Financing Document, Agent itself may, but shall not be obligated to, cause such obligation to be performed at Borrowers’ expense.  Agent is further authorized by Borrowers and Lenders to make expenditures from time to time which Agent, in its reasonable business judgment, deems necessary or desirable to (a) preserve or protect the business conducted by Borrowers, the Collateral, or any portion thereof, and/or (b) enhance the likelihood of, or maximize the amount of, repayment of the Loan and other Obligations.  Each Borrower hereby agrees to reimburse Agent on demand for any and all costs, liabilities and obligations incurred by Agent pursuant to this Section 11.14.  Each Lender hereby agrees to indemnify Agent upon demand for any and all costs, liabilities and obligations incurred by Agent pursuant to this Section 11.14, in accordance with the provisions of Section 11.6.

Section 11.15                     Additional Titled Agents.  Except for rights and powers, if any, expressly reserved under this Agreement to any bookrunner, arranger or to any titled agent named on the cover page of this Agreement, other than Agent (collectively, the “Additional Titled Agents”), and except for obligations, liabilities, duties and responsibilities, if any, expressly assumed under this Agreement by any Additional Titled Agent, no Additional Titled Agent, in such capacity, has any rights, powers, liabilities, duties or responsibilities hereunder or under any of the other Financing Documents.  Without limiting the foregoing, no Additional Titled Agent shall have nor be deemed to have a fiduciary relationship with any Lender.  At any time that any Lender serving as an Additional Titled Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loan, such Lender shall be deemed to have concurrently resigned as such Additional Titled Agent.

Section 11.16                     Amendments and Waivers.

(a)                                 No provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrowers, the Required Lenders and any other Lender to the extent required under Section 11.16(b); provided, however, that (i) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (ii) if Agent and Borrower Representative shall have jointly identified an obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Financing Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to Financing Document), then Agent (acting in its sole discretion) and Borrower Representative or any other relevant Credit Party shall be permitted to amend such provision and such amendment shall be deemed approved by Lenders if Lenders shall have received five (5) Business Days’ prior written notice of such change and Agent shall not have received, within five (5) Business Days of the date of such notice to Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment.

(b)                                 In addition to the required signatures under Section 11.16(a), no provision of this Agreement or any other Financing Document may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by the following Persons:

(i)                                     if any amendment, waiver or other modification would increase a Lender’s funding obligations in respect of any Loan, by such Lender; and/or

(ii)                                  if the rights or duties of Agent are affected thereby, by Agent;

provided, however, that, in each of (i) and (ii) above, no such amendment, waiver or other modification shall, unless signed or otherwise approved in writing by all Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Loan; (B) postpone the date fixed for, or waive, any payment (other than any mandatory prepayment pursuant to Section 2.1(b)(ii)) of principal of any Loan, or of interest on any Loan (other than default interest) or any fees provided for hereunder (other than late charges) or postpone the date of termination of any commitment of any Lender hereunder; (C) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (D) release all or substantially all of the Collateral, authorize any Borrower to sell or otherwise dispose of all or substantially all of the Collateral or release any Guarantor of all or any portion of the Obligations or its Guarantee obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be provided in this Agreement or the other Financing Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 11.16(b) or the definitions of the terms used in this Section 11.16(b) insofar as the definitions affect the substance of this Section 11.16(b); (F) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document or release any Borrower of its payment obligations under any Financing Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; or (G) amend any of the provisions of Section 10.7 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Term Loan Tranche 1 Commitments, Term Loan Tranche 2 Commitments, Term Loan Commitment Amount, Term Loan Tranche 1 Commitment Amount, Term Loan Tranche 2 Commitment Amount, Term Loan Commitment Percentage, Term Loan Tranche 1 Commitment Percentage, Term Loan Tranche 2 Commitment Percentage or that provide for Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder.  It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F) and (G) of the preceding sentence.

Section 11.17                     Assignments and Participations.

(a)                                 Assignments.

(i)                                     Any Lender may at any time assign to one or more Eligible Assignees all or any portion of such Lender’s Loan together with all related obligations of such Lender hereunder.  Except as Agent may otherwise agree, the amount of any such assignment (determined as of the date of the applicable Assignment Agreement or, if a “Trade Date” is specified in such Assignment Agreement, as of such Trade Date) shall be in a minimum aggregate amount equal to $1,000,000 or, if less, the assignor’s entire interests in the outstanding Loan; provided, however, that, in connection with simultaneous assignments to two or more related Approved Funds, such Approved Funds shall be treated as one assignee for purposes of determining compliance with the minimum assignment size referred to above.  Borrowers and Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Eligible Assignee until Agent shall have received and accepted an effective Assignment Agreement executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500 to be paid by the assigning Lender; provided, however, that only one processing fee shall be payable in connection with simultaneous assignments to two or more related Approved Funds.  Each assignment shall contain a representation of the assignee Lender in the relevant Assignment Agreement that such assignee is not an Excluded Person.

(ii)                                  From and after the date on which the conditions described above have been met, (A) such Eligible Assignee shall be deemed automatically to have become a party hereto and, to the extent of the interests assigned to such Eligible Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights and obligations hereunder (other than those that survive termination pursuant to Section 12.1).  Upon the request of the Eligible Assignee (and, as applicable, the assigning Lender) pursuant to an effective Assignment Agreement, each Borrower shall execute and deliver to Agent for delivery to the Eligible Assignee (and, as applicable, the assigning Lender) Notes in the aggregate principal amount of the Eligible Assignee’s Loan (and, as applicable, Notes in the principal amount of that portion of the principal amount of the Loan retained by the assigning Lender).  Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to Borrower Representative any prior Note held by it.

(iii)                               Agent, acting solely for this purpose as an agent of Borrower, shall maintain at the office of its servicer located in Bethesda, Maryland a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount of the Loan owing to, such Lender pursuant to the terms hereof.  The entries in such register shall be conclusive, and Borrower, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Such register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice to Agent.

(iv)                              Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(v)                                 Notwithstanding the foregoing provisions of this Section 11.17(a) or any other provision of this Agreement, Agent has the right, but not the obligation, to effectuate assignments of Loans via an electronic settlement system acceptable to Agent as designated in writing from time to time to Lenders by Agent (the “Settlement Service”).  At any time when Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be consistent with the other provisions of this Section 11.17(a).  Each assigning Lender and proposed Eligible Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans pursuant to the Settlement Service.  With the prior written approval of Agent, Agent’s approval of such Eligible Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service.  Assignments and assumptions of the Loan shall be effected by the provisions otherwise set forth herein until Agent notifies Lenders of the Settlement Service as set forth herein.

(b)                                 Participations.

(i)                                     Any Lender may at any time, without the consent of, or notice to, any Borrower or Agent, sell to one or more Persons (other than a Excluded Person, any Borrower or any Borrower’s Affiliates) participating interests in its Loan, commitments or other interests hereunder (any such Person, a “Participant”).  In the event of a sale by a Lender of a participating interest to a Participant, (i) such Lender’s obligations hereunder shall remain unchanged for all purposes, (ii) Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations hereunder, and (iii) all amounts payable by each Borrower shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender.  Each Borrower agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided, however, that such right of set-off shall be subject to the obligation of each Participant to share with Lenders, and Lenders agree to share with each Participant, as provided in Section 11.5.

(ii)           Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Financing Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Financing Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(c)           Replacement of Lenders.  Within thirty (30) days after:  (i) receipt by Agent of notice and demand from any Lender for payment of additional costs as provided in Section 2.8(d), which demand shall not have been revoked, (ii) any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.8(a), (iii) any Lender is a Defaulted Lender, and the circumstances causing such status shall not have been cured or waived; or (iv) any failure by any Lender to consent to a requested amendment, waiver or modification to any Financing Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender, or each Lender affected thereby, is required with respect thereto (each relevant Lender in the foregoing clauses (i) through (iv) being an “Affected Lender”) each of Borrower Representative and Agent may, at its option, notify such Affected Lender and, in the case of Borrowers’ election, Agent, of such Person’s intention to obtain, at Borrowers’ expense, a replacement Lender (“Replacement Lender”) for such Lender, which Replacement Lender shall be an Eligible Assignee and, in the event the Replacement Lender is to replace an Affected Lender described in the preceding clause (iv), such Replacement Lender consents to the requested amendment, waiver or modification making the replaced Lender an Affected Lender.  In the event Borrowers or Agent, as applicable, obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender shall sell, at par, and assign all of its Loan and funding commitments hereunder to such Replacement Lender in accordance with the procedures set forth in Section 11.17(a); provided, however, that (A) Borrowers shall have reimbursed such Lender for its increased costs and additional payments for which it is entitled to reimbursement under Section 2.8(a) or Section 2.8(d), as applicable, of this Agreement through the date of such sale and assignment, and (B) Borrowers shall pay to Agent the $3,500 processing fee in respect of such assignment (unless waived by Agent, which it may do in its sole discretion).  In the event that a replaced Lender does not execute an Assignment Agreement pursuant to Section 11.17(a) within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 11.17(c) and presentation to such replaced Lender of an Assignment Agreement evidencing an assignment pursuant to this Section 11.17(c), such replaced Lender shall be deemed to have consented to the terms of such Assignment Agreement, and any such Assignment Agreement executed by Agent, the Replacement Lender and, to the extent required pursuant to Section 11.17(a), Borrowers, shall be effective for purposes of this Section 11.17(c) and Section 11.17(a).  Upon any such assignment and payment, such replaced Lender shall no longer constitute a “Lender” for purposes hereof, other than with respect to such rights and obligations that survive termination as set forth in Section 12.1.

(d)           Credit Party Assignments.  No Credit Party may assign, delegate or otherwise transfer any of its rights or other obligations hereunder or under any other Financing Document without the prior written consent of Agent and each Lender.

Section 11.18       Funding and Settlement Provisions Applicable When Non-Funding Lenders Exist.  So long as Agent has not waived the conditions to the funding of Loans set forth in Section 7.2, any Lender may deliver a notice to Agent stating that such Lender shall cease making Loans due to the non-satisfaction of one or more conditions to funding Loans set forth in Section 7.2, and specifying any such non-satisfied conditions.  Any Lender delivering any such notice shall become a non-funding Lender (a “Non-Funding Lender”) for purposes of this Agreement commencing on the Business Day following receipt by Agent of such notice, and shall cease to be a Non-Funding Lender on the date on which such Lender has either revoked the effectiveness of such notice or acknowledged in writing to each of Agent the satisfaction of the condition(s) specified in such notice, or Required Lenders waive the conditions to the funding of such Loans giving rise to such notice by Non-Funding Lender.  Each Non-Funding Lender shall remain a Lender for purposes of this Agreement to the extent that such Non-Funding Lender has Term Loans outstanding in excess of Zero Dollars ($0); provided, however, that during any period of time that any Non-Funding Lender exists, and notwithstanding any provision to the contrary set forth herein, the following provisions shall apply:

(a)           For purposes of determining the Pro Rata Share of each Lender under clause (b) of the definition of such term, each Non-Funding Lender shall be deemed to have a Term Loan Commitment Amount as in effect immediately before such Lender became a Non-Funding Lender.

(b)           Except as provided in clause (a) above, the Term Loan Commitment Amount of each Non-Funding Lender shall be deemed to be Zero Dollars ($0).

(c)           The Term Loan Commitment at any date of determination during such period shall be deemed to be equal to the sum of (i) the aggregate Term Loan Commitment Amounts of all Lenders, other than the Non-Funding Lenders as of such date plus (ii) the aggregate Term Loans outstanding of all Non-Funding Lenders as of such date.

(d)           Agent shall have no right to make or disburse Term Loans for the account of any Non-Funding Lender pursuant to Section 2.1(b)(i) to pay interest, fees, expenses and other charges of any Credit Party.

(e)           Reserved.

(f)            To the extent that Agent applies proceeds of Collateral or other payments received by Agent to repayment of Term Loans pursuant to Section 10.7, such payments and proceeds shall be applied first in respect of Term Loans made at the time any Non-Funding Lenders exist, and second in respect of all other outstanding Term Loans.

Section 11.19       Buy-Out Upon Refinancing.  MCF shall have the right to purchase from the other Lenders all of their respective interests in the Loan at par in connection with any refinancing of the Loan upon one or more new economic terms, but which refinancing is structured as an amendment and restatement of the Loan rather than a payoff of the Loan.

ARTICLE 12

MISCELLANEOUS

Section 12.1         Survival.  All agreements, representations and warranties made herein and in every other Financing Document shall survive the execution and delivery of this Agreement and the other Financing Documents and the other Operative Documents.  The provisions of Section 2.10 and Articles 11 and 12 shall survive the payment of the Obligations (both with respect to any Lender and all Lenders collectively) and any termination of this Agreement and any judgment with respect to any Obligations, including any final foreclosure judgment with respect to any Security Document, and no unpaid or unperformed, current or future, Obligations will merge into any such judgment.

Section 12.2         No Waivers.  No failure or delay by Agent or any Lender in exercising any right, power or privilege under any Financing Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by law.  Any reference in any Financing Document to the “continuing” nature of any Event of Default shall not be construed as establishing or otherwise indicating that any Borrower or any other Credit Party has the independent right to cure any such Event of Default, but is rather presented merely for convenience should such Event of Default be waived in accordance with the terms of the applicable Financing Documents.

Section 12.3         Notices.

(a)           All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address, facsimile number or e-mail address set forth on the signature pages hereof (or, in the case of any such Lender who becomes a Lender after the date hereof, in an assignment agreement or in a notice delivered to Borrower Representative and Agent by the assignee Lender forthwith upon such assignment) or at such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to Agent and Borrower Representative; provided, however, that notices, requests or other communications shall be permitted by electronic means only in accordance with the provisions of Section 12.3(b) and (c).  Each such notice, request or other communication shall be effective (i) if given by facsimile, when such notice is transmitted to the facsimile number specified by this Section and the sender receives a confirmation of transmission from the sending facsimile machine, or (ii) if given by mail, prepaid overnight courier or any other means, when received or when receipt is refused at the applicable address specified by this Section 12.3(a).

(b)           Notices and other communications to the parties hereto may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved from time to time by Agent, provided, however, that the foregoing shall not apply to notices sent directly to any Lender if such Lender has notified Agent that it is incapable of receiving notices by electronic communication.  Agent or Borrower Representative may, in their discretion, agree to accept notices and other communications to them hereunder by electronic communications pursuant to procedures approved by it, provided, however, that approval of such procedures may be limited to particular notices or communications.

(c)           Unless Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor, provided, however, that if any such notice or other communication is not sent or posted during normal business hours, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day.

Section 12.4         Severability.  In case any provision of or obligation under this Agreement or any other Financing Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 12.5         Headings.  Headings and captions used in the Financing Documents (including the Exhibits, Schedules and Annexes hereto and thereto) are included for convenience of reference only and shall not be given any substantive effect.

Section 12.6         Confidentiality.

(a)           Each Credit Party agrees (i) not to transmit or disclose provisions of any Financing Document to any Person (other than to Borrowers’ advisors and officers on a need-to-know basis or as otherwise may be required by Law) without Agent’s prior written consent, and (ii) to inform all Persons of the confidential nature of the Financing Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions.

(b)           Agent and each Lender shall hold all non-public information regarding the Credit Parties and their respective businesses identified as such by Borrowers and obtained by Agent or any Lender pursuant to the requirements hereof in accordance with such Person’s customary procedures for handling information of such nature, except that disclosure of such information may be made (i) on a confidential basis, to their respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services (it being understood that such Persons to whom such disclosure is made will be informed of the confidential nature of such information and be instructed to keep such information confidential), (ii) to prospective transferees or purchasers of any interest in the Loans, Agent or a Lender, provided, however, that any such Persons are bound by obligations of confidentiality substantially the same as set forth in this section, (iii) as required by Law, subpoena, judicial order or similar order and in connection with any litigation

(in which case Agent or the applicable Lender agrees to inform the Credit Parties promptly thereof prior to such disclosure, to the extent not prohibited by law, rule or regulation), (iv) as may be required in connection with the examination, audit or similar investigation of such Person, and (v) on a confidential basis, to a Person that is a trustee, investment advisor or investment manager, collateral manager, servicer, noteholder or secured party in a Securitization (as hereinafter defined) in connection with the administration, servicing and reporting on the assets serving as collateral for such Securitization (it being understood that such Persons to whom such disclosure is made will be informed of the confidential nature of such information and be instructed to keep such information confidential).  For the purposes of this Section, “Securitization” shall mean (A) the pledge of the Loans as collateral security for loans to a Lender, or (B) a public or private offering by a Lender or any of its Affiliates or their respective successors and assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans.  Confidential information shall not include information that either:  (y) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (z) is disclosed to such Person by a Person other than a Credit Party, provided, however, Agent does not have actual knowledge that such Person is prohibited from disclosing such information.  After the Closing Date, confidential information shall include only information identified as such at the time provided to Agent.  The obligations of Agent and Lenders under this Section 12.6 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

Section 12.7         Waiver of Consequential and Other Damages.  To the fullest extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any party hereto (including, with respect to Agent and Lenders, the Indemnitees (as defined below), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof; provided, that nothing in this Section 12.7 shall relieve the Borrowers of any obligation they may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Financing Documents or the transactions contemplated hereby or thereby.

Section 12.8         GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a)           THIS AGREEMENT, EACH NOTE AND EACH OTHER FINANCING DOCUMENT, AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD APPLY A DIFFERENT LAW.

(b)           EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.  EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(c)           Each Borrower, Agent and each Lender agree that each Loan (including those made on the Closing Date) shall be deemed to be made in, and the transactions contemplated hereunder and in any other Financing Document shall be deemed to have been performed in, the State of New York.

Section 12.9         WAIVER OF JURY TRIAL.  (a) EACH BORROWER, AGENT AND LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(b)           In the event any such action or proceeding is brought or filed in any United States federal court sitting in the State of California or in any state court of the State of California, and the waiver of jury trial set forth in Section 12.9(a) hereof is determined or held to be ineffective or unenforceable, the parties agree that all actions or proceedings shall be resolved by reference to a private judge sitting without a jury, pursuant to California Code of Civil Procedure Section 638, before a mutually acceptable referee or, if the parties cannot agree, a referee selected by the Presiding Judge of the Los Angeles County, California.  Such proceeding shall be conducted in Los Angeles County, California, with California rules of evidence and discovery applicable to such proceeding.  In the event any actions or proceedings are to be resolved by judicial reference, any party may seek from any court having jurisdiction thereover any prejudgment order, writ or other relief and have such prejudgment order, writ or other relief enforced to the fullest extent permitted by Law notwithstanding that all actions or proceedings are otherwise subject to resolution by judicial reference.

Section 12.10       Publication; Advertisement.

(a)           Publication.  No Credit Party will directly or indirectly publish, disclose or otherwise use in any public disclosure, advertising material, promotional material, press release or interview, any reference to the name, logo or any trademark of MCF or any of its Affiliates or any reference to this Agreement or the financing evidenced hereby, in any case except (i) as required by Law, subpoena or judicial or similar order, in which case the applicable Credit Party shall give Agent prior written notice of such publication or other disclosure (other than filings made with the SEC as required by Law, which a Credit Party may make without such notice), or (ii) with MCF’s prior written consent.

(b)           Advertisement.  Each Lender and each Credit Party hereby authorizes MCF to publish the name of such Lender and Credit Party, the existence of the financing arrangements referenced under this Agreement, the primary purpose and/or structure of those arrangements, the amount of credit extended under each facility, the title and role of each party to this Agreement, and the total amount of the financing evidenced hereby in any “tombstone”, comparable advertisement or press release which MCF elects to submit for publication.  In addition, each Lender and each Credit Party agrees that MCF may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Closing Date.  With respect to any of the foregoing, MCF shall provide Borrowers with an opportunity to review and confer with MCF regarding the contents of any such tombstone, advertisement or information, as applicable, prior to its submission for publication and, following such review period, MCF may, from time to time, publish such information in any media form desired by MCF, until such time that Borrowers shall have requested MCF cease any such further publication.

Section 12.11       Counterparts; Integration.  This Agreement and the other Financing Documents may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

Section 12.12       No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

Section 12.13       Lender Approvals.  Unless expressly provided herein to the contrary, any approval, consent, waiver or satisfaction of Agent or Lenders with respect to any matter that is the subject of this Agreement, the other Financing Documents may be granted or withheld by Agent and Lenders in their sole and absolute discretion and credit judgment.

Section 12.14       Expenses; Indemnity.

(a)           Borrowers hereby agree to promptly pay (i) all reasonable and documented out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable and documented out-of-pocket fees, costs and expenses of one counsel to, and independent appraisers and consultants retained by Agent) in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated by the Financing Documents, in connection with the performance by Agent of its rights and remedies under the Financing Documents and in connection with the continued administration of the Financing Documents including (A) any amendments, modifications, consents and waivers to and/or under any and all Financing Documents, and (B) any periodic public record searches conducted by or at the request of Agent (including, without limitation, title investigations, UCC searches, fixture filing searches, judgment, pending litigation and tax lien searches and searches of applicable corporate, limited liability, partnership and related records concerning the continued existence, organization and good standing of certain Persons); (ii) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with the creation, perfection and maintenance of Liens pursuant to the Financing Documents; (iii) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with (A) protecting, storing, insuring, handling, maintaining or selling any Collateral, (B) any litigation, dispute, suit or proceeding relating to any Financing Document, and (C) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Financing Documents; (iv) without limitation of the preceding clause (i), all reasonable and documented out-of-pocket costs and expenses of Agent in connection with Agent’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder; and (v) all costs and expenses incurred by Lenders in connection with any litigation, dispute, suit or proceeding relating to any Financing Document and in connection with any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all Financing Documents, whether or not Agent or Lenders are a party thereto.

(b)           Each Borrower hereby agrees to indemnify, pay and hold harmless Agent and Lenders and the officers, directors, employees, trustees, agents, investment advisors and investment managers, collateral managers, servicers, and counsel of Agent and Lenders (collectively called the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitee) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnitee shall be designated a party thereto and including any such proceeding initiated by or on behalf of a Credit Party, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Agent or Lenders) asserting any right to payment for the transactions contemplated hereby, which may be imposed on, incurred by or asserted against such Indemnitee as a result of or in connection with the transactions contemplated hereby or by the other Operative Documents (including (i)(A) as a direct or indirect result of the presence on or under, or escape, seepage, leakage, spillage, discharge, emission or release from, any property now or previously owned, leased or operated by Borrower, any Subsidiary or any other Person of any Hazardous Materials, (B) arising out of or relating to the offsite disposal of any materials generated or present on any such property, or (C) arising out of or resulting from the environmental condition of any such property or the applicability of any governmental requirements relating to Hazardous Materials, whether or not occasioned wholly or in part by any condition, accident or event caused by any act or omission of Borrower or any Subsidiary, in each case, to the extent resulting from or in connection with the transactions contemplated hereby or by the other Operative Documents and (ii) proposed and actual extensions of credit under this Agreement) and the use or intended use of the proceeds of the Loans, except that Borrower shall have no obligation hereunder to an Indemnitee with respect to any liability resulting from the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction.  To the extent that the undertaking set forth in the immediately preceding sentence may be unenforceable, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all such indemnified liabilities incurred by the Indemnitees or any of them.

(c)           Notwithstanding any contrary provision in this Agreement, the obligations of Borrowers under this Section 12.14 shall survive the payment in full of the Obligations and the termination of this Agreement.  NO INDEMNITEE SHALL BE RESPONSIBLE OR LIABLE TO BORROWERS OR TO ANY OTHER PARTY TO ANY FINANCING DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

(d)           Each Borrower for itself and all endorsers, guarantors and sureties and their heirs, legal representatives, successors and assigns, hereby further specifically waives any rights that it may have under Section 1542 of the California Civil Code (to the extent applicable), which provides as follows:  “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR,” and further waives any similar rights under applicable Laws.

Section 12.15       Reserved.

Section 12.16       Reinstatement.  This Agreement shall remain in full force and effect and continue to be effective should any petition or other proceeding be filed by or against any Credit Party for liquidation or reorganization, should any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should an interim receiver, receiver, receiver and manager or trustee be appointed for all or any significant part of any Credit Party’s assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a fraudulent preference reviewable transaction or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 12.17       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrowers and Agent and each Lender and their respective successors and permitted assigns.

Section 12.18       USA PATRIOT Act Notification.  Agent (for itself and not on behalf of any Lender) and each Lender hereby notifies Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record certain information and documentation that identifies Borrowers, which information includes the name and address of Borrower and such other information that will allow Agent or such Lender, as applicable, to identify Borrowers in accordance with the USA PATRIOT Act.

Section 12.19       Cross Default and Cross Collateralization.

(a)           Cross-Default.  As stated under Section 10.1 hereof, an Event of Default under any of the Affiliated Financing Documents shall be an Event of Default under this Agreement.

(b)           Cross Collateralization.  Borrowers acknowledge and agree that the Collateral securing this Loan, also secures the Affiliated Obligations.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, each of the parties has caused this Agreement to be executed the day and year first above mentioned.

BORROWER REPRESENTATIVE:	ACCURAY INCORPORATED, a Delaware corporation

	By:	/s/ Kevin Waters
Kevin Waters
Chief Financial Officer

Address:

1310 Chesapeake Terrace
Sunnyvale, California 94089
Attn: Kevin Waters
Facsimile: (408) 716-4601
E-Mail: kwaters@accuray.com

OTHER BORROWERS:	TOMOTHERAPY INCORPORATED, a Wisconsin corporation

	By:	/s/ Kevin Waters
Kevin Waters
Director

Signature Page to Credit and Security Agreement

AGENT:	MIDCAP FINANCIAL TRUST, as Agent

	By:		Apollo Capital Management, L.P.
	Its:		Investment Manager

	By:		Apollo Capital Management GP, LLC
	Its:		General Partner

		By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

Address:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
	Attn:		Account Manager for Accuray transaction
	Facsimile:		301-941-1450
	E-mail:		notices@midcapfinancial.com

with a copy to:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
	Attn:		General Counsel
	Facsimile:		301-941-1450
	E-mail:		legalnotices@midcapfinancial.com

Payment Account Designation

SunTrust Bank
	ABA #:		[*****]
	Account Name:		MidCap Financial Trust
	Account #:		[*****]
	Attention:		Accuray

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Signature Page to Credit and Security Agreement

LENDER:	MIDCAP FINANCIAL TRUST, as Lender

	By:		Apollo Capital Management, L.P.
	Its:		Investment Manager

	By:		Apollo Capital Management GP, LLC
	Its:		General Partner

		By:	/s/ Maurice Amsellem
Maurice Amsellem
Authorized Signatory

Address:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
	Attn:		Account Manager for Accuray transaction
	Facsimile:		301-941-1450
	E-mail:		notices@midcapfinancial.com

with a copy to:

c/o MidCap Financial Services, LLC, as servicer
7255 Woodmont Avenue, Suite 200
Bethesda, Maryland 20814
	Attn:		General Counsel
	Facsimile:		301-941-1450
	E-mail:		legalnotices@midcapfinancial.com

Signature Page to Credit and Security Agreement

ANNEX A TO CREDIT AGREEMENT (COMMITMENT ANNEX)

Lender	Term Loan Tranche 1 Commitment Amount	Term Loan Tranche 1 Commitment Percentage	Term Loan Tranche 2 Commitment Amount	Term Loan Tranche 2 Commitment Percentage
MidCap Financial Trust	$40,000,000	100%	$20,000,000	100%
TOTALS	$40,000,000	100%	$20,000,000	100%

1

EXHIBIT A TO CREDIT AGREEMENT

RESERVED

1

EXHIBIT B TO CREDIT AGREEMENT (COMPLIANCE CERTIFICATE)

COMPLIANCE CERTIFICATE

Date: , 20

This Compliance Certificate is given by                      , a Responsible Officer of ACCURAY INCORPORATED (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of December 15, 2017 among the Borrower Representative, TomoTherapy Incorporated and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to Agent and Lenders that:

(a)           [the financial statements delivered with this certificate in accordance with Section 4.1 of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Borrowers and their Consolidated Subsidiaries as of the dates and the accounting period covered by such financial statements;]1

(b)           the representations and warranties of each Credit Party contained in the Financing Documents are true, correct and complete in all material respects on and as of the date hereof, except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

(c)           I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of Borrowers and their Consolidated Subsidiaries during the accounting period covered by such financial statements and such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth in Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrowers have taken, are undertaking and propose to take with respect thereto;

(d)           except as noted on Schedule 2 attached hereto, the Credit Agreement contains a complete and accurate list of all business locations of Borrowers and Guarantors and all names

1 Include only with respect to compliance certificates delivered at the end of each fiscal quarter.

1

under which Borrowers and Guarantors currently conduct business; Schedule 2 specifically notes any changes in the names under which any Borrower or Guarantor conduct business;

(e)           except as noted on Schedule 3 attached hereto, the undersigned has no knowledge of (i) any federal or state tax liens having been filed against any Borrower, Guarantor or any Collateral or (ii) any failure of any Borrower or Guarantors to make required payments of withholding or other tax obligations of any Borrower or Guarantors during the accounting period to which the attached statements pertain or any subsequent period;

(f)            Schedule 5.14 to the Credit Agreement contains a complete and accurate statement of all Deposit Accounts and Securities Accounts maintained by Borrowers and Guarantors;

(g)           except as noted on Schedule 4 attached hereto and Schedule 3.6 to the Credit Agreement, the undersigned has no knowledge of (i) any litigation or governmental proceedings pending or threatened (in writing) against Borrowers or other Credit Party which would reasonably be expected to have a Material Adverse Effect with respect to Borrowers or any other Credit Party or which in any manner calls into question the validity or enforceability of any Financing Document, (ii) any Credit Party being in breach or default under or with respect to any Material Contract, or any Credit Party being in breach or default under or with respect to any other contract, agreement, lease or other instrument to which it is a party or by which its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect, (iii) any strikes or other labor disputes pending or, to any Borrower’s knowledge, threatened against any Credit Party, (iv) any infringement by any other Person with respect to any Intellectual Property rights of any Credit Party that could reasonably be expected to result in a Material Adverse Effect, or if, to the knowledge of the Credit Parties, there is any claim by any other Person that any Credit Party, in the conduct of its business, is infringing the Intellectual Property rights of such other party that could reasonably be expected to result in a Material Adverse Effect, or (v) any returns, recoveries, disputes and claims that involve more than $2,500,000;

(h)           [except as noted on Schedule 5 attached hereto, Schedule 3.19 to the Credit Agreement is true and correct in all material respects;]2

(i)            except as noted on Schedule 6 attached hereto, no Borrower or Guarantor has acquired, by purchase or otherwise, any Chattel Paper, Letter-of-Credit Rights, Instruments, or Investment Property (in each case, to the extent not an Excluded Perfection Asset) that has not previously been reported to Agent on any Schedule 6 to any previous Compliance Certificate delivered by Borrower Representative to Agent;

(j)            except as noted on Schedule 7 attached hereto, no Borrower or Guarantor is aware of any commercial tort claim (other than an Excluded Perfection Asset) that has not previously been reported to Agent on any Schedule 7 to any previous Compliance Certificate delivered by Borrower Representative to Agent; and

(k)           [Borrowers and Guarantors (if any) are in compliance with the covenants contained in Article 6 of the Credit Agreement, as demonstrated by the calculation of such covenants below,

2 Include only with respect to compliance certificates delivered at the end of each fiscal quarter.

2

except as set forth below; in determining such compliance, the following calculations have been made:  [See attached worksheets].  Such calculations and the certifications contained therein are true, correct and complete in all material respects.]3

The foregoing certifications and computations are made as of                 , 20   (end of month) and as of              , 20   .

Sincerely,

ACCURAY INCORPORATED

By:
Name:
Title:

3 Include only with respect to compliance certificates delivered at the end of each fiscal quarter.

3

EBITDA Worksheet (Attachment to Compliance Certificate)

EBITDA for the applicable Defined Period is calculated as follows:

Net income (or loss) for the Defined Period of Borrowers and their Consolidated Subsidiaries, but excluding: (a) the income (or loss) of any Person (other than Subsidiaries of Borrowers) in which Borrowers or any of their Subsidiaries has an ownership interest unless received by Borrower or their Subsidiary in a cash distribution; and (b) except as expressly provided in the last paragraph of this worksheet, the income (or loss) of any Person accrued prior to the date it became a Subsidiary of Borrowers or is merged into or consolidated with Borrowers

$

Plus:	without duplication, the sum of the following amounts for such Defined Period to the extent deducted from the calculation of net income for such Defined Period:

(a)	Any provision for income, profits, capital gain and franchise taxes deducted in the determination of net income for the Defined Period	$

(b)	Interest expense, net of interest income, deducted in the determination of net income for the Defined Period	$

(c)	Amortization and depreciation deducted in the determination of net income for the Defined Period	$

(d)	Losses from extraordinary items	$

(e)	The aggregate net loss on the disposition of property outside the Ordinary Course of Business	$

(f)

Fees or expenses paid in connection with the execution and delivery of the Operative Documents on the Closing Date, to the extent paid in cash during such period (and not capitalized in accordance with GAAP), in an aggregate amount not to exceed $[*****] during the term of the Credit Agreement

$

(g)

Other non-cash expenditures, charges or losses for such period (including, without limitation, non-cash adjustments resulting from the application of purchase accounting, non-cash expenses or charges arising from grants of performance-based stock units, stock appreciation rights, stock options or restricted stock, non-cash impairment of good will and other long term intangible assets and unrealized non-cash losses under hedging agreements)

$

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

(h)

Contingent obligations, purchase price adjustments, milestone payments, earn-out payments and indemnity obligations incurred in connection with any Permitted Acquisition, in each case, in an aggregate amount not to exceed the amount approved in writing by Agent prior to the date on which the financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement

$

(i)

Accruals, fees, payments and expenses (including legal, tax, structuring and other costs and expenses) incurred by Borrowers or their respective Subsidiaries in connection with any Permitted Acquisition or other Investment (including, without limitation, changes, alterations, renovations and improvements to assets or property that were acquired in such Permitted Acquisition or Investment undertaken after consummation of such Permitted Acquisition or Investment) or debt or equity issuance or any refinancing transactions or amendment, waiver or other modification of any debt instrument that are payable to unaffiliated third parties or any disposition not in the Ordinary Course of Business, in each case, incurred for such period solely to the extent attributable to any relevant transaction permitted by the Credit Agreement (regardless of whether or not consummated), in each case, in an aggregate amount not to exceed the amount approved in writing by Agent prior to the date on which the financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement

$

(j)	Losses from foreign exchange translation adjustment	$

(k)

Unusual, one-time or non-recurring charges and expenses, including non-recurring legal expenses and non-recurring severance, restructuring, integration or similar charges, in each case, incurred during such period in respect of restructurings, plant closings, headcount reductions or other similar actions taken during such period, including relocation costs, business process optimizations, integration costs, signing costs, retention or completion bonuses, employee replacement costs, transition costs, costs related to opening, closure and/or consolidation of facilities, severance charges in respect of employee terminations, and start-up losses related to new business ventures; provided that in no event shall the aggregate amount added to EBITDA under this clause in any Defined Period exceed $[*****] (or such higher amount approved in writing by Agent prior to the date on which financial statements for such period are required to be delivered to Agent and Lenders pursuant to Section 4.1 of the Credit Agreement)

$

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

3

Minus:	without duplication, the sum of the following amounts for such Defined Period to the extent included in the calculation of such net income for such Defined Period:	$

(a)	Any credit for income, profits, capital gain and franchise taxes deducted in the determination of net income for the Defined Period	$

(b)	Any gain from extraordinary items	$

(c)	Any aggregate net gain from the disposition of property outside the ordinary course of business	$

(d)	Any gains from foreign exchange translation adjustment	$

(e)	Any other non-cash gain	$

EBITDA for the Defined Period:		$

The parties hereto agree that EBITDA for the fiscal quarter ending (i) on December 31, 2016 is $[*****] (ii) on March 31, 2017 is $[*****] (iii) on June  30, 2017 is $[*****] and (iv) on September 30, 2017 is $[*****].

For purposes of calculating EBITDA pursuant to this worksheet, if any Borrower or a Consolidated Subsidiary consummates a Permitted Acquisition (or, in the case of a Consolidated Subsidiary that is not a Borrower, an acquisition that satisfies the definition of Permitted Acquisition as if such Consolidated Subsidiary was subject thereto) during the Defined Period, EBITDA shall be calculated after giving pro forma effect thereto, as if such Permitted Acquisition occurred on the first day of the Defined Period  (provided that any pro forma adjustments set forth above shall be applied to the target of any Permitted Acquisition only to the extent reasonably acceptable to Agent based upon data presented to Agent to its reasonable satisfaction).

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

4

Fixed Charge Coverage Ratio Worksheet  (Attachment to Compliance Certificate)

Fixed Charges for the applicable Defined Period is calculated as follows:

Cash interest expense, net of cash interest income, included in the determination of net income of Borrowers and their Consolidated Subsidiaries for the Defined Period		$

Plus:	without duplication, the sum of the following amounts for such Defined Period:	$

(a)	income, profits, capital gain and franchise taxes included in the determination of net income for the Defined Period	$

(b)

Payments of principal for the Defined Period with respect to all Debt (including the portion of scheduled payments under capital leases allocable to principal but excluding (i) repayments of Revolving Loans under the Affiliated Credit Agreement and other Permitted Debt subject to reborrowing to the extent not accompanied by a concurrent and permanent reduction of the Revolving Loan Commitment (as defined in the Affiliated Financing Documents) (or equivalent loan commitment), (ii) repayments of the 2018 Convertible Notes or the 2022 Convertible Notes, (iii) mandatory prepayments required by Section 2.1(a)(ii)(B) of the Credit Agreement and (iv) repayments of any Permitted Intercompany Investments),

$

(c)	Distributions paid in cash during the Defined Period (other than to the extent paid to a Borrower or Consolidated Subsidiary)	$

Fixed Charges for the applicable Defined Period:		$

Operating Cash Flow for the applicable Defined Period is calculated as follows:

EBITDA for the Defined Period (calculated pursuant to the EBITDA Worksheet)		$

Minus:	Unfinanced Capital Expenditures for the Defined Period	$

Operating Cash Flow for the Defined Period:		$

Covenant Compliance:

Fixed Charge Coverage Ratio (Ratio of Operating Cash Flow to Fixed Charges) for the Defined Period		to 1.0

Minimum Fixed Charge Coverage for the Defined Period		1.0 to 1.0

In Compliance		Yes/No

2

EXHIBIT C TO CREDIT AGREEMENT

RESERVED

1

EXHIBIT D TO CREDIT AGREEMENT (NOTICE OF BORROWING)

NOTICE OF BORROWING

This Notice of Borrowing is given by                      , a Responsible Officer of ACCURAY INCORPORATED (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of December 15, 2017 among the Borrower Representative, TomoTherapy Incorporated and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned Responsible Officer hereby gives notice to Agent of Borrower Representative’s request to borrow $                of Term Loans on           , 20  .

The undersigned officer hereby certifies that, both before and after giving effect to the request above (a) each of the conditions precedent set forth in Section 7.2 of the Credit Agreement have been satisfied, (b) all of the representations and warranties contained in the Credit Agreement and the other Financing Documents are true, correct and complete in all material respects (except to the extent any representation or warranty is qualified by materiality, in which case it is true, correct and complete in all respects) as of the date hereof, except to the extent such representation or warranty relates to a specific date, in which case such representation or warranty is true, correct and complete as of such earlier date, and (c) no Default or Event of Default has occurred and is continuing on the date hereof.

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this Notice of Borrowing this      day of            , 20  .

Sincerely,

ACCURAY INCORPORATED

By:
Name:
Title:

1

Exhibit E to Credit Agreement (Form of Payment Notification)

PAYMENT NOTIFICATION

This Payment Notification is given by                , a Responsible Officer of              (the “Borrower Representative”), pursuant to that certain Credit and Security Agreement dated as of December 15, 2017 among the Borrower Representative,                  and any additional Borrower that may hereafter be added thereto (collectively, “Borrowers”), MidCap Financial Trust, individually as a Lender and as Agent, and the financial institutions or other entities from time to time parties hereto, each as a Lender (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

Please be advised that funds in the amount of $              will be wire transferred to Agent on          , 201 .  Such funds shall constitute [an optional] [a mandatory] prepayment of the Term Loans, with such prepayments to be applied in the manner specified in Section 2.1(a)(iii).  [Such mandatory prepayment is being made pursuant to Section               of the Credit Agreement.]

Fax to MCF Operations 301-941-1450 no later than noon Eastern time.

Note:      Funds must be received in the Payment Account by no later than noon Eastern time for same day application

IN WITNESS WHEREOF, the undersigned officer has executed and delivered this Payment Notification this      day of            , 201  .

Sincerely,

[BORROWER REPRESENTATIVE]

By:
Name:
Title:

1

Schedule 2.1
Scheduled Principal Payments for Term Loan

Commencing on the Amortization Payment Start Date (defined below), and continuing on the first day of each calendar month thereafter, Borrowers shall pay to Agent as a principal payment under the Term Loan(s) outstanding an amount equal to the Amortization Payment (defined below) as an amortization payment in respect of the Term Loan(s).

The term “Amortization Payment” means the principal payment based upon a thirty-six (36) month straight-line amortization of equal monthly principal payments; provided, however, if the Amortization Payment Start Date is extended as set forth in the next sentence, “Amortization Payment” shall mean a twenty-four (24) month straight-line amortization of equal monthly principal payments.

The term “Amortization Payment Start Date” means the January 1, 2020; provided, however, Borrower Representative may, on any Business Day during the period beginning on December 1, 2019 and ending on December 15, 2019, request in writing that Agent and the Lenders extend the Amortization Payment Start Date (an “Amortization Extension Request”) by twelve (12) months, and if the Amortization Extension Conditions (as defined below) are satisfied to Agent’s and each Lender’s reasonable satisfaction, then the Amortization Payment Start Date shall be extended to January 1, 2021 and the  Amortization Payments shall be recalculated as set forth in the definition thereof.

For purposes hereof, the “Amortization Extension Conditions” means the satisfaction of each of the following conditions: (i) the Agent has received evidence satisfactory to it that the aggregate consolidated Net Revenue of Borrowers for the Defined Period ending with the most recent fiscal quarter for which financial statements have been provided (or were required to have been provided) to the Agent pursuant to Section 4.1(a) is equal to or greater than $400,000,000, and (ii) as of the date of the Amortization Extension Request and the Amortization Start Date (without giving effect to any extension thereof), no Event of Default has occurred and is continuing.

Notwithstanding anything to the contrary contained in the foregoing, the outstanding principal amount of the Term Loan(s) shall become immediately due and payable in full on the Termination Date.

1

Schedule 3.1 — Existence, Organizational ID Numbers, Foreign Qualification, Prior Names

Borrower	Prior Names	Type of Entity/ State of Formation	States Qualified	State Org. ID Number	Federal Tax ID Number	Principal Place of Business (address)
Accuray Incorporated	None	Corporation / Delaware	Alaska Arizona Arkansas California Colorado Connecticut Delaware District of Columbia Florida Georgia Hawaii Illinois Indiana Iowa Kansas Kentucky Louisiana Maryland Massachusetts Michigan Minnesota Mississippi Missouri Montana Nebraska Nevada New Jersey New York North Carolina Ohio Pennsylvania Puerto Rico Rhode Island South Carolina	3358338	20-8370041	1310 Chesapeake Terrace Sunnyvale, CA 94089

1

Tennessee Texas Utah Virginia Washington Wisconsin
TomoTherapy Incorporated	None	Corporation / Wisconsin

Alabama
Alaska
Arizona
Arkansas
California
Colorado
Connecticut
District of
Columbia
Florida
Georgia
Hawaii
Illinois
Indiana
Iowa
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Minnesota
Mississippi
Missouri
Montana
Nebraska
Nevada
New Jersey
New Mexico
New York
North Carolina
North Dakota
Ohio
Oklahoma

				T027694	39-1914727	1310 Chesapeake Terrace Sunnyvale, CA 94089

2

Oregon Pennsylvania South Carolina South Dakota Tennessee Texas Utah Virginia Washington West Virginia Wisconsin Wyoming

3

Schedule 3.4
Capitalization

Entity	Authorized Shares	Percentage Ownership	Direct Owner of Interests
TomoTherapy Incorporated	1,000 Shares of Common Stock	100%	Accuray Incorporated

1

Schedule 3.6
Litigation

None.

1

Schedule 3.15
Brokers Fees

None.

1

Schedule 3.17
Material Contracts

•                                          [*****]

•                                          [*****]

•                                          [*****]

•                                          [*****]

•                                          [*****]

•                                          [*****]

•                                          3.50% Convertible Senior Notes due February 1, 2018, issued pursuant to the Indenture, dated as of February 13, 2013, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $115 million

•                                          3.50% Series A Convertible Senior Notes due February 1, 2018 issued pursuant to the Indenture, dated as of April 24, 2014, between the Parent and The Bank of New York Mellon Trust Company, N.A., as trustee in the original principal amount of $70.3 million

•                                          3.75% Convertible Senior Notes due July 15, 2022 issued pursuant to the Indenture, dated as of August 7, 2017, between Accuray Incorporated and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the First Supplemental Indenture, dated as of December 4, 2017, in the original principal amount of $85 million

•                                          [*****]

•                                          [*****]

•                                          [*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Agreement	Address of Subject Property	Base Rent
Office Lease between Adelphia, LLC and TomoTherapy Incorporated dated October 28, 2005, as amended	1209 Deming Way Madison, WI 53717

Rent: $14.00/RSF/yr. No base rent will be charged for July and August 2018

Rent Adjustment: $0.50/RSF/yr. beginning July 1, 2017 and on the same date each year thereafter

Additional Rent: $6.36/RSF (subject to adjustment as described in the “Rent Adjustment” heading above)

Office Lease between Old Sauk Trails Park Limited Partnership and TomoTherapy Incorporated dated October 22, 2001, as amended	1240 Deming Way, Madison WI 53717

Rent: $16.00/RSF/yr. No base rent will be charged for July and August 2018

Rent Adjustment: $0.50/RSF/yr. beginning on July 1, 2017 and on the same date each year thereafter

Additional Rent: $8.24/RSF/yr. (subject to adjustment as described in the “Rent Adjustment” heading above)

Standard Industrial Lease (Multiple Tenant — Tenant Pays its Percentage Share of Operating Expenses, Real Property Taxes and Insurance Costs — NO Base Year) between The Realty Associates Fund III, L.P. and Accuray Incorporated dated June 30 2005, as amended

1306-1310 Orleans Drive Sunnyvale, CA 94089
Dates	Per SF/mo.	Monthly
1/1/2017 to 12/31/2017	$1.409	$70,425.90
1/1/2018 to 12/31/2018	$1.451	$72,538.68

Industrial Complex Lease (California) between MP Caribbean, Inc. and Accuray Incorporated dated July 9, 2003, as amended	1310-1320 Chesapeake Terrace Sunnyvale, CA 94089
Dates	Monthly Minimum Guaranteed Rental
6/1/17 – 5/31/18	$289,284.51
6/1/18 – 5/31/19	$297,963.05
6/1/19 – 5/31/20	$306,901.94
6/1/20 – 5/31/21	$316,109.00
6/1/21 – 5/31/22	$325,592.27
6/1/22 – 5/31/23	$335,360.04
6/1/23 – 12/31/23	$345,420.84

2

[*****]	[*****]
Dates	Minimum Rental psf	Monthly Minimum Rental	Annual or Period Minimum Rental
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]
[*****]	[*****]
Dates	Monthly Minimum Rental
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
Dates	Monthly Rent	Annual Base Rent
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]	[*****]	Base Rent for Original Term: [*****] [*****] [*****] Base Rent for Extension Term: [*****] [*****] [*****]

[*****]	[*****]	Office Number	Price per Office
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
Dates	Monthly Rent	Rate Per Sq. Ft
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

3

Schedule 3.18
Environmental Compliance

None.

1

Schedule 3.19
Intellectual Property

•                                          License Agreement dated December 12, 2004 between Accuray Incorporated and [*****]

•                                          Amended and Restated Limited Exclusive Sublicense and Cross-License Agreement between TomoTherapy Incorporated and [*****] dated April 20, 2012

•                                          License Agreement between Accuray Incorporated, [*****] and [*****] dated August 23, 2006

•                                          Supply Agreement between [*****] and Accuray Incorporated dated as of January 17, 2013

•                                          Patent and Trademark License Agreement between [*****] and Accuray Incorporated dated as of November 29, 2006

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Trademarks US/OUS: Pending and Registered

	MARK	DATE FILED	COUNTRY	STATUS	SERIAL NO.	REG NO.	REG DATE	CLASS(ES): CLASS CODE	OWNER
1	CYBERKNIFE	Nov 1, 1993	United States of America	Registered	74/452,587	2159142	May 19, 1998	10	Accuray Incorporated
2	CYBERKNIFE	Feb 18, 2008	Argentina	Registered	2804456	2271973	Feb 6, 2009	10	Accuray Incorporated
3	CYBERKNIFE	Feb 2, 2012	Brazil	Registered	840016158	840016158	Feb 18, 2015	10	Accuray Incorporated
4	CYBERKNIFE	Jul 12, 2016	Canada	Registered	1,790,917	TMA978,736	Aug 17, 2017	010	Accuray Incorporated
5	CYBERKNIFE	Dec 30, 2008	Colombia	Registered	08137766	385786	Aug 26, 2009	10	Accuray Incorporated
6	CYBERKNIFE	Dec 6, 1999	European Union Intellectual Property Office	Registered	001412923	001412923	Feb 14, 2001	10, 42, 9	Accuray Incorporated
7	CYBERKNIFE	Aug 4, 2010	India	Registered	2003493	2003493	Aug 4, 2010	10	Accuray Incorporated
8	CYBERKNIFE	Sep 17, 2009	Iraq	Pending	54905			10	Accuray Incorporated
9	CYBERKNIFE	May 26, 2009	Iran	Registered	188030110	173757	Nov 27, 2010	10	Accuray Incorporated
10	CYBERKNIFE	Dec 3, 1999	Japan	Registered	11-11430	4619273	Nov 8, 2002	010	Accuray Incorporated

2

11	CYBERKNIFE	May 19, 2009	Kuwait	Registered	103328	90404	May 19, 2009	10	Accuray Incorporated
12	CYBERKNIFE	Oct 7, 2005	United States of America	Registered	A002761	868376	Oct 7, 2005	10	Accuray Incorporated
13	CYBERKNIFE	Oct 7, 2005	Australia	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
14	CYBERKNIFE	Oct 7, 2005	Switzerland	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
15	CYBERKNIFE	Oct 7, 2005	China	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
16	CYBERKNIFE	Oct 7, 2005	Korea (South)	Registered	868376	868376	Oct 7, 2005	10	Accuray Incorporated
17	CYBERKNIFE	Jan 25, 2013	Mexico	Registered	1343200	1362714	Apr 24, 2013	10	Accuray Incorporated
18	CYBERKNIFE	Oct 13, 2005	New Zealand	Registered	737078	737078	Apr 13, 2006	10	Accuray Incorporated
19	CYBERKNIFE	Jun 23, 2009	Paraguay	Registered	21219	334680	Jun 30, 2010	10	Accuray Incorporated
20	CYBERKNIFE	Jan 16, 2009	Russian Federation	Registered	2009700540	398317	Jan 15, 2010	10	Accuray Incorporated
21	CYBERKNIFE	Jun 30, 2009	South Africa	Registered	144956	1272/87	Aug 15, 2011	10	Accuray Incorporated
22	CYBERKNIFE	Oct 19, 2005	Taiwan, Republic of China	Registered	94050249	01223067	Aug 16, 2006	10	Accuray Incorporated
23	CYBERKNIFE	May 5, 2009	Ukraine	Registered	M 2009 05019	128118	Sep 10, 2010	10	Accuray Incorporated
24	CYBERKNIFE	Jul 13, 2009	Uruguay	Registered	403554	403554	Nov 4, 2011	10	Accuray Incorporated

3

25	SYNCHRONY	Jan 4, 2002	United States of America	Registered	76/355,129	3121089	Jul 25, 2006	009	Accuray Incorporated
26	ROBOCOUCH	Jun 30, 2004	United States of America	Registered	78/444,046	3303434	Oct 2, 2007	010	Accuray Incorporated
27	ROBOCOUCH	Dec 30, 2004	China	Registered	4443932	4443932	Aug 28, 2007	010	Accuray Incorporated
28	ROBOCOUCH	Dec 29, 2004	European Union Intellectual Property Office	Registered	4175329	4175329	Mar 1, 2006	010	Accuray Incorporated
29	ROBOCOUCH	Dec 28, 2004	Japan	Registered	2004-119115	4858059	Apr 15, 2005	010	Accuray Incorporated
30	AXUM	Oct 14, 2005	China	Registered	4943872	4943872	Sep 28, 2008	010	Accuray Incorporated
31	MULTIPLAN	Apr 11, 2005	United States of America	Registered	76/635,460	3181425	Dec 5, 2006	009	Accuray Incorporated
32	MULTIPLAN	Oct 8, 2005	China	Registered	4932723	4932723	Sep 7, 2008	009	Accuray Incorporated
33	MULTIPLAN	Oct 9, 2005	European Union Intellectual Property Office	Registered	4643516	4643516	Oct 27, 2006	009	Accuray Incorporated
34	MULTIPLAN	Oct 11, 2005	Japan	Registered	2005-94669	4916041	Dec 16, 2005	009	Accuray Incorporated
35	MULTIPLAN	Oct 14, 2005	Japan	Registered	2005-96300	5001409	Nov 2, 2006	009	Accuray Incorporated
36	XSIGHT	Apr 11, 2005	United States of America	Registered	76/635,461	3298517	Sep 25, 2007	010	Accuray Incorporated

4

37	XSIGHT	Oct 19, 2006	European Union Intellectual Property Office	Registered	005399241	005399241	May 8, 2008	010	Accuray Incorporated
38	XSIGHT	Oct 11, 2006	International Bureau of WIPO	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
39	XSIGHT	Oct 11, 2006	China	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
40	XSIGHT	Oct 11, 2006	Japan	Total Provisional Refusal	923838			10, 9	Accuray Incorporated
41	XSIGHT	Oct 11, 2006	Korea (South)	Registered	923838	923838	Oct 11, 2006	10, 9	Accuray Incorporated
42	XSIGHT	Feb 26, 2009	Japan	Registered	2009-013714	5301276	Feb 12, 2010	010	Accuray Incorporated
43	XSIGHT	Oct 11, 2006	United States of America	Registered	77/018,732	3496392	Sep 2, 2008	010	Accuray Incorporated
44	ACCURAY	Oct 13, 2005	United States of America	Registered	78/732,900	3306634	Oct 9, 2007	009, 10	Accuray Incorporated
45	ACCURAY	Mar 14, 2016	China	Pending	19292055			009	Accuray Incorporated
46	ACCURAY	Mar 14, 2016	China	Pending				010	Accuray Incorporated
47	ACCURAY	Feb 18, 2008	Argentina	Registered	2804455	2414459	Dec 17, 2010	009, 10	Accuray Incorporated
48	ACCURAY	Feb 2, 2012	Brazil	Registered	840016174	840016174	Feb 18, 2015	009, 10	Accuray Incorporated

5

49	ACCURAY	Jul 15, 2016	Canada	Pending	1,791,705			009, 10	Accuray Incorporated
50	ACCURAY	Dec 30, 2008	Colombia	Registered	08137763	385785	Aug 26, 2009	009, 10	Accuray Incorporated
51	ACCURAY	Oct 15, 2005	European Union Intellectual Property Office	Registered	004655833	004655833	Oct 6, 2006	009, 10, 41	Accuray Incorporated
52	ACCURAY	Jun 1, 2016	Hong Kong, SAR China	Registered	303794130	303794130	Jun 1, 2016	009, 10	Accuray Incorporated
53	ACCURAY	Aug 4, 2010	India	Pending	2003494			009, 10	Accuray Incorporated
54	ACCURAY	Sep 16, 2009	Iraq	Pending	54904			009, 10	Accuray Incorporated
55	ACCURAY	May 26, 2009	Iran	Registered	188030112	217781	Sep 9, 2012	009, 10	Accuray Incorporated
56	ACCURAY	Aug 28, 2008	Korea (South)	Registered	40-2008-42136	40-797598	Aug 11, 2009	009, 10	Accuray Incorporated
57	ACCURAY	May 19, 2009	Kuwait	Registered	103329	90405	May 19, 2009	009, 10	Accuray Incorporated
58	ACCURAY	Oct 21, 2005	International Bureau of WIPO	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
59	ACCURAY	Oct 21, 2005	Australia	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
60	ACCURAY	Oct 21, 2005	Switzerland	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated

6

61	ACCURAY	Oct 21, 2005	China	Pending	896634			10, 09	Accuray Incorporated
62	ACCURAY	Oct 21, 2005	Japan	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
63	ACCURAY	Oct 21, 2005	Korea (South)	Registered	896634	896634	Oct 21, 2005	10, 09	Accuray Incorporated
64	ACCURAY	Oct 17, 2005	New Zealand	Registered	737214	737214	Jul 13, 2006	009, 10	Accuray Incorporated
65	ACCURAY	Jun 23, 2009	Paraguay	Registered	21220	335824	Aug 3, 2010	009, 10	Accuray Incorporated
66	ACCURAY	Jan 16, 2009	Russian Federation	Registered	2009700539	420624	Oct 15, 2010	009, 10	Accuray Incorporated
67	ACCURAY	Jun 30, 2009	South Africa	Registered	144957	1272/86	Aug 15, 2011	009, 10	Accuray Incorporated
68	ACCURAY	Jun 20, 2016	Turkey	Registered	201654308	201654308	Feb 7, 2017	009, 10	Accuray Incorporated
69	ACCURAY	Oct 19, 2005	Taiwan, Republic of China	Registered	094050248	01213117	Jun 2, 2006	009, 10	Accuray Incorporated
70	ACCURAY	May 5, 2009	Ukraine	Registered	M 2009 05020	128119	Sep 10, 2010	009, 10	Accuray Incorporated
71	ACCURAY	Jul 13, 2009	Uruguay	Registered	403555	40355	Jun 13, 2012	009, 10	Accuray Incorporated
72	ACCURAY & DESIGN	Oct 13, 2005	United States of America	Registered	78/732,915	3378543	Feb 5, 2008	10, 10	Accuray Incorporated
73	ACCURAY & DESIGN	Mar 14, 2016	China	Pending	19292057			009	Accuray Incorporated
74	ACCURAY & DESIGN	Mar 28, 2017	China	Pending	23307720			009	Accuray Incorporated

7

75	ACCURAY & DESIGN	Mar 14, 2016	China	Registered	19292056	19292056	Apr 21, 2017	010	Accuray Incorporated
76	ACCURAY & DESIGN	Mar 14, 2016	China	Pending	19292055			44	Accuray Incorporated
77	ACCURAY & DESIGN	Mar 28, 2017	China	Pending	23307719			44	Accuray Incorporated
78	ACCURAY & DESIGN OF NEW LOGO	Feb 17, 2016	European Union Intellectual Property Office	Registered	15116114	15116114	Jun 16, 2016	009, 10	Accuray Incorporated
79	ACCURAY & DESIGN OF NEW LOGO	Feb 11, 2016	United States of America	Registered	86/904,926	5,229,006	Jun 20, 2017	009, 10	Accuray Incorporated
80	ACCURAY’S DESIGN	Oct 13, 2005	United States of America	Registered	78/732,925	3306635	Oct 9, 2007	009, 10	Accuray Incorporated
81	CYBERKNIFE UNIVERSITY	Oct 11, 2006	United States of America	Registered	77/018,644	3465111	Jul 15, 2008	41	Accuray Incorporated
82	XCHANGE	Sep 26, 2006	United States of America	Registered	77/007,570	3631869	Jun 2, 2009	10	Accuray Incorporated
83	XCHANGE	Sep 29, 2006	European Union Intellectual Property Office	Registered	005347257	005347257	Aug 30, 2007	10	Accuray Incorporated
84	XCHANGE	Sep 26, 2006	United States of America	Registered	A0005960	907679	Sep 26, 2006	10	Accuray Incorporated
85	XCHANGE	Sep 26, 2006	China	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated
86	XCHANGE	Sep 26, 2006	Japan	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated

8

87	XCHANGE	Sep 26, 2006	Korea (South)	Registered	907679	907679	Sep 26, 2006	10	Accuray Incorporated
88	CYBERKNIFE VSI	Mar 30, 2009	United States of America	Registered	77/702,437	3904968	Jan 11, 2011	10	Accuray Incorporated
89	QUICKPLAN	Aug 26, 2009	United States of America	Registered	77/813,495	3829517	Aug 3, 2010	9	Accuray Incorporated
90	INTERNATIONAL CYBERKNIFE NETWORK	Jan 17, 2011	China	Registered	9059734	9059734	Feb 7, 2012	35	Accuray Incorporated
91	INTERNATIONAL CYBERKNIFE NETWORK	Jan 12, 2011	European Union Intellectual Property Office	Registered	009654864	009654864	Jun 21, 2011	35	Accuray Incorporated
92	INTERNATIONAL CYBERKNIFE NETWORK	Jan 14, 2011	Japan	Registered	2011-002039	5422567	Jul 1, 2011	35	Accuray Incorporated
93	PLANTOUCH	Sep 12, 2011	United States of America	Registered	85/420,777	4,332,520	May 7, 2013		Accuray Incorporated
94	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Sep 30, 2011	United States of America	Registered	85/436,970	4240551	Nov 13, 2012	35, 41, 42	Accuray Incorporated
95	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Dec 22, 2011	Japan	Registered	2011-092307	5499149	Jun 8, 2012	35, 41, 42	Accuray Incorporated
96	AERO ACCURAY EXCHANGE IN RADITAION ONCOLOGY	Dec 12, 2011	European Union Intellectual Property Office	Registered	10484723	10484723	Jul 26, 2012	35, 41, 42	Accuray Incorporated
97	ACCURAY IN JAPANESE CHARACTERS	Apr 4, 2012	United States of America	Registered	2012/026,212	5528381	Oct 12, 2012	10, 09	Accuray Incorporated

9

98	CYBERKNIFE (JAPANESE CHARACTERS)	Oct 18, 2011	Japan	Registered	2011-74379	5638370	Dec 20, 2013	10	Accuray Incorporated
99	HI ART	Feb 24, 2005	India	Registered	1340588	1340588	Feb 24, 2005	10, 09	Accuray Incorporated
100	HI ART	Feb 17, 2005	Taiwan, Republic of China	Registered	094006942	1185028	Dec 1, 2005	10, 09	Accuray Incorporated
101	HI ART	Feb 16, 2005	Canada	Registered	1,247,428	TMA740020	May 13, 2009	10	Accuray Incorporated
102	HI ART	Mar 3, 2005	United States of America	Registered	865,313	865313	Mar 3, 2005	10, 09	Accuray Incorporated
103	HI ART (2840349)	May 28, 2003	United States of America	Registered	78/255,227	2840349	May 11, 2004	10	Accuray Incorporated
104	HI ART (2840348)	May 28, 2003	United States of America	Registered	78/255,208	2840348	May 11, 2004	9	Accuray Incorporated
105	MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)	Jul 9, 2003	Canada	Registered	1,182,644	TMA 626773	Nov 26, 2004		Accuray Incorporated
106	MISCELLANEOUS DESIGN (TOMOTHERAPY LOGO)	Feb 16, 2005	Canada	Registered	1,247,408	TMA 722932	Sep 4, 2008		Accuray Incorporated
107	TOMO	Feb 16, 2005	Canada	Registered	1,247,410	TMA 722931	Sep 4, 2008	10	Accuray Incorporated
108	TOMO	Jul 9, 2003	Canada	Registered	1,182,645	TMA 626109	Nov 22, 2004	10	Accuray Incorporated
109	TOMO	Mar 3, 2005	Switzerland	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
110	TOMO	Mar 3, 2005	China	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated

10

111	TOMO	Jun 26, 2003	European Union Intellectual Property Office	Registered	003243979	003243979	Nov 11, 2004	10	Accuray Incorporated
112	TOMO	Mar 3, 2005	European Union Intellectual Property Office	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
113	TOMO	Mar 3, 2005	International Bureau of WIPO	Registered	857295	857295	Mar 3, 2005	10, 09	Accuray Incorporated
114	TOMO	Feb 24, 2005	India	Registered	1340584	1340584	Feb 24, 2005	10	Accuray Incorporated
115	TOMO	Mar 3, 2005	Japan	Registered	857295	857295	Mar 3, 2005	10, 09	TomoTherapy Incorporated
116	TOMO	Mar 3, 2005	Korea (South)	Registered	857295	857295	Mar 3, 2005	10	TomoTherapy Incorporated
117	TOMO	Mar 12, 2015	Russian Federation	Registered	2015706615	590726	Oct 13, 2016	10	TomoTherapy Incorporated
118	TOMO	Mar 3, 2005	Singapore	Registered	857295	857295	Mar 3, 2005	10, 09	TomoTherapy Incorporated
119	TOMO	Feb 17, 2005	Taiwan, Republic of China	Registered	094006945	1182820	Nov 16, 2005	10	TomoTherapy Incorporated
120	TOMO	Jan 14, 2003	United States of America	Registered	78/203,099	2788956	Dec 2, 2003	10	TomoTherapy Incorporated
121	TOMOTHERAPY	Oct 9, 2012	United States of America	Registered	85/749,470	4417188	Oct 15, 2013	10, 09	TomoTherapy Incorporated

11

122	TOMOTHERAPY	Feb 2, 2012	Brazil	Registered	840016190	840016190	Feb 18, 2015	10	TomoTherapy Incorporated
123	TOMOTHERAPY	Feb 16, 2005	Canada	Registered	1,247,407	TMA 708751	Mar 4, 2008	10, 09	TomoTherapy Incorporated
124	TOMOTHERAPY	Jun 11, 2008	Canada	Registered	1,399,183	TMA915,722	Oct 1, 2015	44	TomoTherapy Incorporated
125	TOMOTHERAPY	Jun 21, 2008	European Union Intellectual Property Office	Registered	7005903	7005903	Jul 10, 2009	44	TomoTherapy Incorporated
126	TOMOTHERAPY	May 26, 2016	Hong Kong, SAR China	Registered	303788678	303788678	May 26, 2016	10, 09	TomoTherapy Incorporated
127	TOMOTHERAPY	Jul 23, 2015	Hong Kong, SAR China	Registered	303481065	303481065	Jul 23, 2015	010, 044	TomoTherapy Incorporated
128	TOMOTHERAPY	Feb 9, 2005	International Bureau of WIPO	Registered	847352	847352	Feb 9, 2005	10, 09	TomoTherapy Incorporated
129	TOMOTHERAPY	Feb 24, 2005	India	Registered	1340585	1340585	Feb 24, 2005	10, 09	TomoTherapy Incorporated
130	TOMOTHERAPY	Mar 12, 2015	Russian Federation	Registered	2015706614		Jun 26, 2016	009, 10	TomoTherapy Incorporated
131	TOMOTHERAPY	Feb 17, 2005	Taiwan, Republic of China	Registered	094006943	1182818	Nov 16, 2005	10, 09	TomoTherapy Incorporated
132	TOMOTHERAPY AND DESIGN	Jul 9, 2003	United States of America	Registered	01/182,642	TMA 653899	Nov 29, 2005		TomoTherapy Incorporated
133	TOMOTHERAPY (SINGLE LINE)	Jul 9, 2003	Canada	Registered	1,182,643	TMA 654059	Nov 30, 2005	10	TomoTherapy Incorporated

12

134	TOMOTHERAPY HI ART	Mar 5, 2001	United States of America	Registered	76/219,829	2729995	Jun 24, 2003	10, 09	TomoTherapy Incorporated
135	TOMOTHERAPY (JAPANESE CHARACTERS)	Mar 22, 2012	Japan	Registered	2012-021787	5585393	May 24, 2013	10	TomoTherapy Incorporated
136	TOMOHD	Oct 5, 2010	United States of America	Registered	85/145,550	4418909	Oct 15, 2013	10, 09	TomoTherapy Incorporated
137	TOMOH	Oct 5, 2010	United States of America	Registered	85/145,560	4621369	Oct 14, 2014	10, 09	TomoTherapy Incorporated
138	STATRT	Oct 5, 2010	United States of America	Registered	85/145,487	4808683	Sep 8, 2015	10, 09	TomoTherapy Incorporated
139	STATRT	Jun 12, 2008	European Union Intellectual Property Office	Registered	007005937	007005937	Apr 3, 2009	10, 09	TomoTherapy Incorporated
140	TOMOPORTAL	Feb 19, 2007	India	Registered	1531829	1531829	Feb 19, 2007	10	TomoTherapy Incorporated
141	TOMOPORTAL	Jan 16, 2008	Taiwan, Republic of China	Registered	01297299	01297299	Jan 16, 2008	9	TomoTherapy Incorporated
142	ONRAD	Jun 19, 2015	China	Registered	17248954	17248954	Oct 28, 2016	010	TomoTherapy Incorporated
143	ONRAD	Jun 3, 2015	European Union Intellectual Property Office	Registered	14195176	14195176	Oct 2, 2015	009, 10	TomoTherapy Incorporated
144	ONRAD	Jun 5, 2015	Japan	Registered	2015-053384	5802044	Oct 23, 2015	009, 10	TomoTherapy Incorporated

13

145	ONRAD	Jun 3, 2015	Mexico	Registered	1617205	1582025	Oct 20, 2015	009	TomoTherapy Incorporated
146	ONRAD	Jun 3, 2015	Mexico	Registered	1617204	1582659	Oct 21, 2015	010	TomoTherapy Incorporated
147	RADIXACT	Sep 4, 2015	Canada	Allowed	1,744,763			009	TomoTherapy Incorporated
148	RADIXACT	Aug 27, 2015	China	Registered	17765335	17765335	Oct 14, 2016	10, 09	TomoTherapy Incorporated
149	RADIXACT	Aug 24, 2015	European Union Intellectual Property Office	Registered	14500763	14500763	Dec 23, 2015	009, 10	TomoTherapy Incorporated
150	RADIXACT	Aug 25, 2015	Japan	Registered	2015-081559	5845038	Apr 22, 2016	009, 10	Accuray Incorporated
151	RADIXACT	May 25, 2016	Russian Federation	Registered	2016718486	607782	Mar 6, 2017	009, 10	Accuray Incorporated
152	RADIXACT	Aug 31, 2015	United States of America	Registered	86/742,946	5,092,439	Nov 29, 2016	009, 10	Accuray Incorporated
153	PRECISION	Sep 16, 2015	Canada	Allowed	1,746,346			009	Accuray Incorporated
154	PRECISION	Sep 3, 2015	Japan	Registered	2015-085171		Jul 7, 2016	009	Accuray Incorporated
155	IDMS	Sep 1, 2015	United States of America	Allowed	86/744,366			9	Accuray Incorporated
156	IDMS	Sep 16, 2015	Canada	Allowed	1,746,347			009	Accuray Incorporated
157	IDMS	Sep 6, 2015	China	Registered	17825894	17825894	Oct 14, 2016	9	Accuray Incorporated

14

158	IDMS	Sep 2, 2015	European Union Intellectual Property Office	Registered	14519102	14519102	Jan 11, 2016	009	Accuray Incorporated
159	IDMS	Sep 3, 2015	Japan	Registered	2015-085198	5829333	Feb 26, 2016	009	Accuray Incorporated
160	ACCURAY PRECISION	Jan 6, 2016	Canada	Allowed	1,762,154			9	Accuray Incorporated
161	ACCURAY PRECISION	Jan 7, 2016	China	Registered	18815588	18815588	Feb 14, 2017	9	Accuray Incorporated
162	ACCURAY PRECISION	Jan 6, 2016	European Union Intellectual Property Office	Registered	14977862	14977862	May 5, 2016	009	Accuray Incorporated
163	ACCURAY PRECISION	Jan 8, 2016	Japan	Registered	2016-002109	5854578	May 27, 2016	009	Accuray Incorporated
164	ACCURAY PRECISION	Jan 4, 2016	United States of America	Registered	86/864,567	5,210,271	May 23, 2017	009	Accuray Incorporated
165	PRECISEART	Feb 12, 2016	Canada	Allowed	1,767,695			009	Accuray Incorporated
166	PRECISEART	Feb 18, 2016	China	Registered	19112005	19112005	Mar 21, 2017	009	Accuray Incorporated
167	PRECISEART	Feb 22, 2016	European Union Intellectual Property Office	Registered	15131188	15131188	Jun 24, 2016	009	Accuray Incorporated

15

168	PRECISEART	Feb 15, 2016	Japan	Registered	2016-015892	5868546	Jul 22, 2016	009	Accuray Incorporated
169	PRECISEART	Feb 11, 2016	United States of America	Allowed	86/904,966			009	Accuray Incorporated
170	PRECISERTX	Feb 12, 2016	Canada	Allowed	1 767 696			009	Accuray Incorporated
171	PRECISERTX	Feb 18, 2016	China	Registered	19112004	19112004	Mar 21, 2017	009	Accuray Incorporated
172	PRECISERTX	Feb 12, 2016	European Union Intellectual Property Office	Registered	15103658	15103658	Jun 22, 2016	009	Accuray Incorporated
173	PRECISERTX	Feb 15, 2016	Japan	Registered	2016-015898	5868547	Jul 22, 2016	009	Accuray Incorporated
174	PRECISERTX	Feb 11, 2016	United States of America	Allowed	86/904,972			009	Accuray Incorporated
175	CTRUE	Feb 9, 2007	European Union Intellectual Property Office	Registered	5705827	5705827	Feb 11, 2008	009, 10	Accuray Incorporated
176	CTRUE	Feb 9, 2007	Korea (South)	Registered	4020070007623	400733460000	Jan 8, 2008	10, 09	TomoTherapy Incorporated
177	CTRUE	Jan 16, 2008	Taiwan, Republic of China	Registered	01298912	01298912	Jan 16, 2008	10, 09	Accuray Incorporated

16

OUS Issued Patent Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	GRANT DATE	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	China	May 9, 2006	2006800250458	Issued	Dec 1, 2011	Accuray Incorporated
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	Japan	May 9, 2006	2008511299	Issued	Nov 15, 2012	Accuray Incorporated
SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT	China	Jun 27, 2006	2006800281600	Issued	Dec 5, 2012	Accuray Incorporated
PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT FOR IMAGE-GUIDED RADIATION TREATMENT	Japan	Jun 27, 2006	2008520277	Issued	Aug 29, 2014	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY - KOREA	Korea (South)	Apr 5, 2005	20067023241	Issued	Sep 28, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	China	Jun 29, 2006	2006800286765	Issued	Jul 18, 2012	Accuray Incorporated
Imaging geometry	China	Jun 29, 2005	2010101970488	Issued	Jun 12, 2012	Accuray Incorporated
IMAGING GEOMETRY - PCT	Germany	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	European Patent Office	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	France	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated

17

IMAGING GEOMETRY - PCT	United Kingdom	Jun 29, 2006	067744094	Issued	Aug 10, 2011	Accuray Incorporated
IMAGING GEOMETRY - PCT	Japan	Jun 29, 2006	2008520316	Issued	Aug 10, 2012	Accuray Incorporated
Adaptive X-Ray Control	China	Feb 13, 2007	2007800055515	Issued	Sep 5, 2012	Accuray Incorporated
Adaptive X-Ray Control	Japan	Feb 13, 2007	2008555381	Issued	Nov 8, 2012	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GERMANY	Germany	Dec 7, 1993	DE19936033449	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- EPO	European Patent Office	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- FRANCE	France	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- GREAT BRITAIN	United Kingdom	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- ITALY	Italy	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated

18

APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- KOREA	Korea (South)	Dec 7, 1993	95702344	Issued	Feb 26, 2002	Accuray Incorporated
APPARATUS FOR AND METHOD OF CARRYING OUT STEREOTAXIC RADIOSURGERY AND RADIOTHERAPY- SWEDEN	Sweden	Dec 7, 1993	949035075	Issued	Mar 10, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- GERMANY	Germany	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- EPO	European Patent Office	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- FRANCE	France	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- UNITED KINGDOM	United Kingdom	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- ITALY	Italy	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated

19

APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN	Japan	Mar 14, 2000	2000604773	Issued	Dec 4, 2009	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- JAPAN	Japan	Mar 14, 2000	2009225262	Issued	Mar 8, 2013	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- KOREA	Korea (South)	Mar 14, 2000	1020017011675	Issued	Aug 10, 2007	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT- SWEDEN	Sweden	Mar 14, 2000	009179284	Issued	Jun 16, 2004	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	Germany	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	European Patent Office	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	France	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	United Kingdom	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	Japan	Sep 14, 2001	2007212216	Issued	Apr 20, 2012	Accuray Incorporated

20

FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD- EPO	Sweden	Sep 14, 2001	019709450	Issued	Jul 12, 2017	Accuray Incorporated
Dynamic Tracking of Moving Targets	Japan	Aug 22, 2005	2007534595	Issued	Nov 16, 2012	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	China	May 30, 2007	2007800234568	Issued	Jul 27, 2011	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Germany	May 30, 2007	077955359	Issued	Aug 16, 2016	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	European Patent Office	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	France	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	United Kingdom	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Japan	May 30, 2007	2009518130	Issued	Sep 5, 2014	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	Sweden	May 30, 2007	077955359	Issued	Oct 25, 2017	Accuray Incorporated
RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA	Japan	Aug 30, 2007	2007253810	Issued	Nov 14, 2013	Accuray Incorporated
COLLIMATOR CHANGER	Japan	Oct 9, 2007	2009536231	Issued	Aug 2, 2013	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	China	Oct 11, 2007	2007800406282	Issued	Feb 18, 2016	Accuray Incorporated

21

An apparatus and method for determining an optimized path traversal for radiation treatment delivery system	Japan	Sep 30, 2009	2010502090	Issued	Aug 2, 2013	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	China	Dec 11, 2008	2008801248685	Issued	Apr 23, 2014	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	Japan	Dec 11, 2008	2010543094	Issued	Dec 6, 2013	Accuray Incorporated
SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	China	Aug 12, 2009	2009801422313	Issued	Sep 10, 2014	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	China	Jan 25, 2010	2010800055767	Issued	Jan 26, 2014	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	China	Jan 25, 2010	2014100859640	Issued	Jun 29, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	European Patent Office	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	France	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	United Kingdom	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated

22

TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Italy	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Sweden	Jan 25, 2010	107013062	Issued	Aug 17, 2016	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	China	Jul 2, 2010	2010800369694	Issued	Nov 17, 2014	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	Japan	Jul 2, 2010	2012519611	Issued	Oct 30, 2015	Accuray Incorporated
Magnetron Powered of Interleaved Multi-energy LInac	China	Jan 28, 2011	2011800149735	Issued	Sep 19, 2016	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	Germany	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	European Patent Office	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	France	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Magnetron Powered Linear Accelerator for Interleaved Multi-Energy Operation	United Kingdom	Jan 28, 2011	117021220	Issued	May 17, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	Germany	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated

23

Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	Germany	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	France	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	United Kingdom	Feb 23, 2011	131645608	Issued	Sep 9, 2015	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	France	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	United Kingdom	Feb 23, 2011	117072827	Issued	Mar 22, 2017	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	China	Oct 28, 2011	2011800570349	Issued	Jan 17, 2017	Accuray Incorporated

24

Method and apparatus for treating a target’s partial motion range	Germany	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	European Patent Office	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	France	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	United Kingdom	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Italy	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Japan	Oct 28, 2011	2013536890	Issued	May 13, 2016	Accuray Incorporated
Method and apparatus for treating a target’s partial motion range	Sweden	Oct 28, 2011	117827121	Issued	Dec 14, 2016	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2012800109855	Issued	Apr 11, 2016	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM WITH RING GANTRY	Japan	Jan 10, 2012	2013550494	Issued	Mar 8, 2017	Accuray Incorporated
Automatic callibration for device with controlled motion range	Japan	Feb 6, 2012	2013553479	Issued	Nov 18, 2016	Accuray Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	Germany	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	European Patent Office	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	France	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated

25

SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	United Kingdom	Mar 11, 2002	027233907	Issued	Nov 7, 2007	TomoTherapy Incorporated
SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	Japan	Mar 11, 2002	2002572101	Issued	Mar 6, 2009	TomoTherapy Incorporated
METHOD FOR MODIFICATION OF RADIOTHERAPY TREATMENT DELIVERY	Japan	Sep 6, 2004	2003574268	Issued	Feb 18, 2011	TomoTherapy Incorporated
TOMOTHERAPY STEREOTACTIC UPPER BODY FIXATION AND POSITIONING DEVICE	Japan	Jan 23, 2006	2006522801	Issued	Jul 30, 2010	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	Germany	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	France	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING TARGET	United Kingdom	Jul 21, 2006	080062342	Issued	May 4, 2011	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	European Patent Office	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	Germany	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated

26

RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	France	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	United Kingdom	Jul 21, 2006	067882217	Issued	Jan 25, 2017	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	Japan	Jan 22, 2008	2008523014	Issued	Oct 18, 2013	TomoTherapy Incorporated
EVALUATION OF QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	China	Jul 21, 2006	2006800345975	Issued	Jul 18, 2012	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Germany	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	European Patent Office	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	France	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	United Kingdom	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Italy	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP	Sweden	Jul 21, 2006	067882233	Issued	Jun 24, 2015	TomoTherapy Incorporated

27

GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Germany	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	France	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	United Kingdom	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Netherlands	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
GENERATING NEW CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	Sweden	Jul 21, 2006	068002351	Issued	Jun 8, 2011	TomoTherapy Incorporated
SYSTEM AND METHOD OF DETECTING A BREATHING PHASE OF A PATIENT RECEIVING RADIATION THERAPY	Japan	Jan 22, 2008	2008522987	Issued	Aug 10, 2012	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	China	Feb 19, 2014	2014800105675	Issued	Sep 8, 2017	TomoTherapy Incorporated

28

US Issued Patent Matters

TITLE	COUNTRY	DATE FILED	STATUS	GRANT DATE	PATENT NUMBER	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	May 13, 2005	Issued	Apr 17, 2012	8160205	Accuray Incorporated
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	Sep 12, 2012	Issued	Jun 10, 2014	8745789	Accuray Incorporated
FOUR-DIMENSIONAL VOLUME OF INTEREST	US	Jun 2, 2005	Issued	Apr 1, 2008	7352370	Accuray Incorporated
INVERSE PLANNING USING OPTIMIZATION CONSTRAINTS DERIVED FROM IMAGE INTENSITY	US	Jun 2, 2005	Issued	Jul 15, 2008	7400755	Accuray Incorporated
INVERSE PLANNING USING OPTIMIZATION CONSTRAINTS DERIVED FROM IMAGE INTENSITY	US	Jun 9, 2008	Issued	May 4, 2010	7711169	Accuray Incorporated
METHOD FOR AUTOMATIC ANATOMY-SPECIFIC TREATMENT PLANNING PROTOCOLS BASED ON HISTORICAL INTEGRATION OF PREVIOUSLY ACCEPTED PLANS	US	Jun 27, 2005	Issued	Apr 22, 2008	7362848	Accuray Incorporated
METHOD FOR AUTOMATIC ANATOMY-SPECIFIC TREATMENT PLANNING PROTOCOLS BASED ON HISTORICAL INTEGRATION OF PREVIOUSLY ACCEPTED PLANS	US	Feb 29, 2008	Issued	Sep 22, 2009	7593505	Accuray Incorporated

29

PATIENT TRACKING USING A VIRTUAL IMAGE	US	Aug 11, 2005	Issued	Mar 26, 2013	8406851	Accuray Incorporated
MULTI-PHASE REGISTRATION OF 2-D X-RAY IMAGES TO 3-D VOLUME STUDIES	US	Nov 16, 2005	Issued	Nov 16, 2010	7835500	Accuray Incorporated
RIGID BODY TRACKING FOR RADIOSURGERY	US	Nov 16, 2005	Issued	Mar 23, 2010	7684647	Accuray Incorporated
PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT SCAN	US	Jun 29, 2005	Issued	Nov 9, 2010	7831073	Accuray Incorporated
PRECISION REGISTRATION OF X-RAY IMAGES TO CONE-BEAM CT SCAN	US	Oct 7, 2010	Issued	Nov 6, 2012	8306297	Accuray Incorporated
DYNAMIC TRACKING OF SOFT TISSUE TARGETS WITH ULTRA-SOUND IMAGES, WITHOUT USING FIDUCIAL MARKERS	US	Jun 29, 2005	Issued	May 11, 2010	7713205	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY FOR THERAPEUTIC RADIATION SYSTEM	US	Oct 17, 2003	Issued	Dec 26, 2006	7154991	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY	US	Jun 30, 2004	Issued	Dec 28, 2010	7860550	Accuray Incorporated
PATIENT POSITIOING ASSEMBLY	US	Jun 3, 2010	Issued	Jun 4, 2013	8457279	Accuray Incorporated
UNIFIED QUALITY ASSURANCE FOR A RADIATION TREATMENT DELIVERY SERVICE	US	Nov 14, 2005	Issued	Feb 2, 2010	7656998	Accuray Incorporated
IMAGING GEOMETRY	US	Jun 29, 2005	Issued	Nov 27, 2007	7302033	Accuray Incorporated

30

IMAGING GEOMETRY	US	Oct 9, 2007	Issued	Jan 13, 2009	7477722	Accuray Incorporated
AUTOMATIC GENERATION OF AN ENVELOPE OF CONSTRAINT POINTS FOR INVERSE PLANNING	US	Sep 6, 2005	Issued	Sep 21, 2010	7801349	Accuray Incorporated
DRR GENERATION AND ENHANCEMENT USING A DEDICATED GRAPHICS DEVICE	US	Jun 23, 2005	Issued	Feb 12, 2008	7330578	Accuray Incorporated
ADAPTIVE X-RAY CONTROL	US	Oct 13, 2008	Issued	Jul 9, 2013	8483358	Accuray Incorporated
ADAPTIVE X-RAY CONTROL	US	Feb 28, 2012	Issued	Apr 8, 2014	8693632	Accuray Incorporated
WIZARD AND TEMPLATE FOR TREATMENT PALNNING	US	Sep 30, 2005	Issued	Nov 3, 2009	7611452	Accuray Incorporated
WORKSPACE OPTIMIZATION FOR RADIATION TREATMENT DELIVERY SYSTEM	US	Sep 28, 2005	Issued	Sep 4, 2007	7266176	Accuray Incorporated
TREATMENT TARGET POSITIONING SYSTEM	US	Jun 30, 2004	Issued	Jan 23, 2007	7166852	Accuray Incorporated
ROI SELECTION IN IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Jun 12, 2007	7231076	Accuray Incorporated
RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Mar 31, 2004	Issued	May 16, 2006	7046765	Accuray Incorporated
RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Jan 23, 2006	Issued	Sep 5, 2006	7103145	Accuray Incorporated

31

RADIOSURGERY X-RAY SYSTEM WITH COLLISON AVOIDANCE SUBSYSTEM	US	Jan 23, 2006	Issued	Sep 5, 2006	7103144	Accuray Incorporated
APPARATUS AND METHOD FOR REGISTERING 2D RADIOGRAPHIC IMAGES WITH IMAGES RECONSTRUCTED FROM 3D SCAN DATA	US	Aug 29, 2003	Issued	Apr 17, 2007	7204640	Accuray Incorporated
DIRECT VOLUME RENDERING OF 4D DEFORMABLE VOLUME IMAGES	US	Mar 31, 2005	Issued	Mar 17, 2009	7505037	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT	US	Mar 16, 1999	Issued	Nov 7, 2000	6144875	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Sep 15, 2000	Issued	Aug 17, 2004	6778850	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY ANND PATIENT MOTIONS DURING TREATMENT	US	Sep 8, 2000	Issued	Dec 31, 2002	6501981	Accuray Incorporated
APPARATUS AND METHOD FOR COMPENSATING FOR RESPIRATORY AND PATIENT MOTION DURING TREATMENT	US	Oct 18, 2002	Issued	Jan 15, 2008	7318805	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Jan 20, 2009	Issued	Dec 27, 2011	8086299	Accuray Incorporated

32

FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Nov 29, 2011	Issued	Jan 21, 2014	8634898	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Dec 18, 2013	Issued	Feb 21, 2017	9572997	Accuray Incorporated
TREATMENT PLANNING SOFTWARE AND CORRESPONDING USER INTERFACE	US	Sep 30, 2005	Issued	Dec 13, 2011	8077936	Accuray Incorporated
INTEGRATED QUALITY ASSURANCE FOR AN IMAGE GUIDED RADIATION TREATMENT DELIVERY SYSTEM	US	Sep 23, 2005	Issued	Apr 8, 2008	7356120	Accuray Incorporated
INTEGRATED QUALITY ASSURANCE FOR AN IMAGE GUIDED RADIATION TREATMENT DELIVERY SYSTEM	US	Feb 14, 2008	Issued	Oct 20, 2009	7604405	Accuray Incorporated
TREATMENT DELIVERY OPTIMIZATION	US	Jun 29, 2006	Issued	Apr 6, 2010	7693257	Accuray Incorporated
ANCHORED FIDUCIAL APPARATUS AND METHOD	US	Dec 20, 2001	Issued	Oct 9, 2007	7280865	Accuray Incorporated
METHOD AND APPARATUUS FOR TRACKING AN INTERNAL TARGET REGION WITHOUT AN IMPLANTED FIDUCIAL	US	Nov 12, 2002	Issued	Aug 21, 2007	7260426	Accuray Incorporated
FIDUCIAL-LESS TRACKING WITH NON-RIGID IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Feb 5, 2008	7327865	Accuray Incorporated

33

FIDUCIAL -LESS TRACKING WITH NON-RIGID IMAGE REGISTRATION	US	Dec 5, 2007	Issued	Mar 17, 2009	7505617	Accuray Incorporated
FLEXIBLE TREATMENT PLANNING	US	Sep 29, 2005	Issued	Nov 20, 2007	7298819	Accuray Incorporated
APPARATUS AND METHOD FOR RADIOSURGERY	US	Dec 22, 2003	Issued	Jan 30, 2007	7171257	Accuray Incorporated
APPARATUS AND METHOD FOR RADIOSURGERY	US	Dec 12, 2006	Issued	Dec 14, 2010	7853313	Accuray Incorporated
APPARATUS AND METHOD FOR DETERMINING MEASURE OF SIMILARITY BETWEEN IMAGES	US	Aug 29, 2003	Issued	Mar 6, 2007	7187792	Accuray Incorporated
APPARATUS AND METHOD FOR DETERMINING MEASURE OF SIMILARITY BETWEEN IMAGES	US	Jan 16, 2007	Issued	Jan 20, 2009	7480399	Accuray Incorporated
IMAGE GUIDED RADIOSURGERY METHOD AND APPARATUS USING REGISTRATION OF 2D RADIOGRAPHIC IMAGES WITH DIGITALLY RECONSTRUCTED RADIOGRAPHS OF 3D SCAN DATA	US	Aug 29, 2003	Issued	Jul 13, 2010	7756567	Accuray Incorporated
IMAGE GUIDED RADIOSURGERY METHOD AND APPARATUS USING REGISTRATION OF 2D RADIOGRAPHIC IMAGES WITH DIGITALLY RECONSTRUCTED RADIOGRAPHS OF 3D SCAN DATA	US	Jun 3, 2010	Issued	Oct 2, 2012	8280491	Accuray Incorporated
GENERATION OF RECONSTRUCTED IMAGES	US	Mar 31, 2004	Issued	Jan 1, 2008	7315636	Accuray Incorporated

34

MOTION FIELD GENERATION FOR NON-RIGID IMAGE REGISTRATION	US	Jun 30, 2004	Issued	Sep 16, 2008	7426318	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	Sep 30, 2004	Issued	Mar 24, 2015	8989349	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	Mar 10, 2015	Issued	Oct 25, 2016	9474914	Accuray Incorporated
DYNAMIC TRACKING OF MOVING TARGETS	US	Aug 7, 2007	Issued	Oct 28, 2014	8874187	Accuray Incorporated
IMAGE ENHANCEMENT METHOD AND SYSTEM FOR FIDUCIAL-LESS TRACKING OF TREATMENT TARGETS	US	Dec 15, 2008	Issued	Nov 23, 2010	7840093	Accuray Incorporated
NON-LINEAR CORRELATION MODELS FOR INTERNAL TARGET MOVEMENT	US	Sep 29, 2005	Issued	Sep 27, 2011	8027715	Accuray Incorporated
RESPIRATION PHANTOM FOR QUALITY ASSURANCE	US	Dec 1, 2005	Issued	Jul 22, 2008	7402819	Accuray Incorporated
PARALLEL STEROVISION GEOMETRY IN IMAGE-GUIDED RADIOSURGERY	US	Jun 28, 2006	Issued	Nov 17, 2009	7620144	Accuray Incorporated
CORRELATION MODEL SELECTION FOR INTERNAL TARGET MOVEMENT	US	Sep 29, 2005	Issued	May 15, 2012	8180432	Accuray Incorporated
METHOD AND APPARATUS FOR PATIENT LOADING AND UNLOADING	US	Jan 24, 2006	Issued	Jun 30, 2009	7552490	Accuray Incorporated
METHOD AND APPARATUS FOR PATIENT LOADING AND UNLOADING	US	May 28, 2009	Issued	Mar 26, 2013	8402581	Accuray Incorporated

35

DELINEATION ON THREE-DIMENSIONAL MEDICAL IMAGE	US	Mar 30, 2006	Issued	Mar 15, 2011	7907772	Accuray Incorporated
ENERGY MONITORING, OPTIMAL DOSE RATE X-RAY TARGET	US	Apr 25, 2006	Issued	Jun 24, 2008	7391849	Accuray Incorporated
AUTOMATICALLY DETERMINING A BEAM PARAMETER FOR RADIATION TREATMENT PLANNING	US	Mar 30, 2007	Issued	Sep 15, 2009	7590219	Accuray Incorporated
DETERMINING A TARGET-TO-SURFACE DISTANCE AND USING IT FOR REAL TIME ABSORBED DOSE CALCULATION AND COMPENSATION	US	Aug 25, 2006	Issued	Mar 17, 2009	7505559	Accuray Incorporated
TEMPORAL SMOOTHING OF A DEFORMATION FIELD	US	Dec 13, 2006	Issued	Nov 24, 2009	7623679	Accuray Incorporated
CALIBRATING TRACKING SYSTEMS TO REMOVE POSITION-DEPENDENT BIAS	US	Feb 22, 2007	Issued	Apr 9, 2013	8417318	Accuray Incorporated
FIDUCIAL-LESS TRACKING OF A VOLUME OF INTEREST	US	Nov 3, 2006	Issued	Sep 9, 2014	8831706	Accuray Incorporated
COLLIMATOR CHANGER	US	Nov 3, 2006	Issued	Sep 2, 2014	8822934	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	US	Jan 20, 2011	Issued	Jan 3, 2012	8090175	Accuray Incorporated
INTEGRATED VARIABLE-APERTURE COLLIMATOR AND FIXED-APERTURE COLLIMATOR	US	Jun 29, 2007	Issued	Jan 10, 2012	8093572	Accuray Incorporated

36

PHANTOM INSERT FOR QUALITY ASSURANCE	US	Mar 29, 2007	Issued	Sep 29, 2009	7594753	Accuray Incorporated
“NON-COLLOCATED IMAGING AND TREATMENT IN IMAGE-GUIDED RADIATION TREATMENT SYSTEMS”.	US	Jun 29, 2007	Issued	Nov 24, 2009	7623623	Accuray Incorporated
APPARATUS AND METHOD FOR DETERMINING AN OPTIMIZED PATH TRAVERSAL FOR RADIATION TREATMENT DELIVERY SYSTEM	US	Mar 30, 2007	Issued	Sep 11, 2012	8262554	Accuray Incorporated
ROBOTIC ARM FOR A RADIATION TREATMENT SYSTEM	US	Jun 29, 2007	Issued	Feb 18, 2014	8655429	Accuray Incorporated
A NON-INVASIVE METHOD FOR USING 2D ANGIOGRAPHIC IMAGES FOR RADIOSURGICAL TARGET DEFINITION	US	Jun 30, 2007	Issued	Aug 30, 2016	9427201	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	US	Aug 27, 2008	Issued	Dec 27, 2011	8086004	Accuray Incorporated
LOWER-TORSO ASSEMBLY OF A TREATMENT COUCH USEABLE IN AN X-RAY ENVIRONMENT	US	Jun 27, 2007	Issued	Jun 22, 2010	7742562	Accuray Incorporated
HIGH QUALITY VOLUME RENDERING WITH GPU USING FLOATING-POINT FRAME BUFFER OBJECT	US	Jun 25, 2007	Issued	Feb 15, 2011	7889902	Accuray Incorporated
CARDIAC TARGET TRACKING	US	Jan 15, 2009	Issued	Oct 23, 2012	8295435	Accuray Incorporated

37

CONSTRAINED-CURVE CORRELATION MODEL	US	Jan 10, 2008	Issued	Nov 22, 2011	8064642	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Oct 26, 2007	Issued	Feb 2, 2016	9248312	Accuray Incorporated
TARGET TRACKING USING SURFACE SCANNER AND FOUR-DIMENSIONAL DIAGNOSTIC IMAGING DATA	US	Jan 7, 2008	Issued	May 18, 2010	7720196	Accuray Incorporated
TARGET LOCATION BY TRACKING OF IMAGING DEVICE	US	Oct 11, 2011	Issued	Mar 22, 2016	9289268	Accuray Incorporated
SUBTRACTION OF SEGMENTED ANATOMICAL FEATURE FROM AN ACQUIRED IMAGE	US	Sep 30, 2008	Issued	Jun 4, 2013	8457372	Accuray Incorporated
SEVEN OR MORE DEGREES OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	US	Oct 14, 2008	Issued	Feb 28, 2012	8126114	Accuray Incorporated
SEVEN OR MORE DEGREES OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	US	Feb 27, 2012	Issued	Jun 24, 2014	8761337	Accuray Incorporated
TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	US	Oct 16, 2009	Issued	Jul 31, 2012	8232748	Accuray Incorporated
TRAVELING WAVE LINAC ACCELERATOR COMPRISING FREQUENCY CONTROLLER FOR INTERLEAVED MULTIPLE-ENERGY OPERATION	US	Jul 17, 2012	Issued	Feb 26, 2013	8384314	Accuray Incorporated

38

Controlling Timing for X-ray Imaging Based on Target Movement	US	Sep 11, 2009	Issued	Mar 6, 2012	8130907	Accuray Incorporated
Controlling Timing for X-ray Imaging Based on Target Movement	US	Jan 26, 2012	Issued	Mar 3, 2015	8971490	Accuray Incorporated
SEQUENTIAL OPTIMIZATIONS FOR TREATMENT PLANNING	US	Jun 26, 2009	Issued	May 15, 2012	8180020	Accuray Incorporated
SEQUENTIAL OPTIMIZATIONS FOR TREATMENT PLANNING	US	Apr 13, 2012	Issued	Jun 2, 2015	9044602	Accuray Incorporated
Treatment Planning in a Virtual Environment	US	Apr 15, 2010	Issued	Aug 26, 2014	8819591	Accuray Incorporated
A method of interleaving multi x-ray energy operation for the standing wave linear accelerator	US	Mar 5, 2010	Issued	Oct 9, 2012	8284898	Accuray Incorporated
A method of interleaving multi x-ray energy operation for the standing wave linear accelerator	US	Sep 11, 2012	Issued	May 12, 2015	9031200	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	US	Jul 8, 2009	Issued	Jun 19, 2012	8203289	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	US	Jun 18, 2012	Issued	Jul 22, 2014	8786217	Accuray Incorporated
Magnetron Powered of Interleaved Multi-energy LInac	US	Jan 29, 2010	Issued	Nov 13, 2012	8311187	Accuray Incorporated

39

Magnetron Powered of Interleaved Multi-Energy LInac	US	Nov 12, 2012	Issued	Aug 23, 2016	9426876	Accuray Incorporated
IMAGE ALIGNMENT	US	Sep 17, 2010	Issued	Nov 20, 2012	8315356	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	Issued	Dec 23, 2014	8917813	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Nov 12, 2014	Issued	Jul 12, 2016	9387347	Accuray Incorporated
Rotatable Gantry Radiation Treatment System	US	Jun 28, 2016	Issued	Jul 11, 2017	9700740	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	Issued	Jan 13, 2015	8934605	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Nov 19, 2014	Issued	May 3, 2016	9327141	Accuray Incorporated
Medical imaging and image-guided radiation treatment	US	Jun 11, 2011	Issued	Oct 15, 2013	8559596	Accuray Incorporated
Medical imaging and image-guided radiation treatment	US	Jun 8, 2011	Issued	Aug 12, 2014	8804901	Accuray Incorporated
Radiation Treatment Delivery System with Outwardly Movable Radiation Treatment Head Extending from Ring Gantry	US	Aug 8, 2011	Issued	Mar 24, 2015	8989846	Accuray Incorporated

40

Systems and methods for real-time tumor tracking during radiation treatment using ultrasound imaging	US	Aug 5, 2011	Issued	Aug 18, 2015	9108048	Accuray Incorporated
TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING CURRENT TO MODULATE PULSE-TO-PULSE DOSAGE	US	Dec 22, 2010	Issued	Oct 20, 2015	9167681	Accuray Incorporated
TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING CURRENT TO MODULATE PULSE-TO-PULSE DOSAGE	US	May 16, 2012	Issued	Sep 16, 2014	8836250	Accuray Incorporated
TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE USING PULSE WIDTH TO MODULATE PULSE-TO-PULSE DOSAGE	US	Dec 22, 2010	Issued	Feb 9, 2016	9258876	Accuray Incorporated
SYSTEMS AND METHODS FOR CARGO SCANNING AND RADIOTHERAPY USING A TRAVELING WAVE LINEAR ACCELERATOR BASED X-RAY SOURCE	US	May 16, 2012	Issued	Jan 27, 2015	8942351	Accuray Incorporated
METHOD AND APPARATUS FOR SELECTING A TRACKING METHOD TO USE IN IMAGE GUIDED TREATMENT	US	Oct 25, 2011	Issued	Sep 30, 2014	8849633	Accuray Incorporated

41

Method and apparatus for treating a target’s partial motion range	US	Oct 25, 2011	Issued	Sep 2, 2014	8824630	Accuray Incorporated
Radiation Treatment Delivery System With Translatable Ring Gantry	US	Apr 15, 2011	Issued	Jun 27, 2017	9687200	Accuray Incorporated
Automatic Calibration for Device with Controlled Motion Range	US	Jul 15, 2011	Issued	Aug 2, 2016	9406411	Accuray Incorporated
APPARATUS FOR GENERATING MULTI-ENERGY X-RAY IMAGES AND METHODS OF USING THE SAME	US	Jun 28, 2012	Issued	Aug 16, 2016	9415240	Accuray Incorporated
IMAGE REGISTRATION FOR IMAGE-GUIDED SURGERY	US	Jul 14, 2011	Issued	Aug 26, 2014	8818105	Accuray Incorporated
Systems and methods for achromatically bending a beam of charged particles by about ninety degree during radiation treatment	US	Jul 15, 2011	Issued	Mar 26, 2013	8405044	Accuray Incorporated
Ring Gantry Radiation Treatment Delivery System With Dynamically Controllable Inward Extension Of Treatment Head	US	Apr 15, 2011	Issued	Sep 17, 2013	8536547	Accuray Incorporated
SYSTEMS AND METHODS FOR GENERATING X-RAYS AND NEUTRONS	US	May 8, 2012	Issued	Sep 24, 2013	8541756	Accuray Incorporated
AMBIENT LIGHT SUPPRESSION USING COLOR SPACE INFORMATION TO DERIVE PIXEL-WISE ATTENUATION FACTORS	US	Dec 17, 2015	Issued	Sep 26, 2017	9774838	Accuray Incorporated

42

SYSTEM AND METHOD FOR FUSION-ALIGNED REPROJECTION OF INCOMPLETE DATA	US	Mar 9, 2001	Issued	May 16, 2006	7046831	TomoTherapy Incorporated
FLUENCE ADJUSTMENT FOR IMPROVED DELIVERY TO VOXELS WITHOUT REOPTIMIZATION	US	Mar 9, 2001	Issued	Dec 9, 2003	6661870	TomoTherapy Incorporated
METHOD FOR RECONSTRUCTION OF LIMITED DATA IMAGES USING FUSION-ALIGNED REPROJECTION AND NORMAL-ERROR-ALIGNED REPROJECTION	US	Jun 11, 2002	Issued	Jul 5, 2005	6915005	TomoTherapy Incorporated
METHOD FOR MODIFICATION OF RADIOTHERAPY TREATMENT DELIVERY	US	May 16, 2005	Issued	Mar 26, 2013	8406844	TomoTherapy Incorporated
METHOD AND APPARATUS FOR MODULATING A RADIATION BEAM	US	Feb 24, 2006	Issued	Jun 7, 2011	7957507	TomoTherapy Incorporated
SYSTEM AND METHOD OF DELIVERING RADIATION THERAPY TO A MOVING REGION OF INTEREST	US	Jul 21, 2006	Issued	Jul 1, 2014	8767917	TomoTherapy Incorporated
SYSTEM AND METHOD OF TREATING A PATIENT WITH RADIATION THERAPY	US	May 10, 2006	Issued	Jul 31, 2012	8232535	TomoTherapy Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY AND COUCH	US	Jul 21, 2006	Issued	Aug 15, 2017	9731148	TomoTherapy Incorporated

43

METHOD AND SYSTEM FOR EVALUATING QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	US	Jul 21, 2006	Issued	Aug 10, 2010	7773788	TomoTherapy Incorporated
METHOD AND SYSTEM FOR EVALUATING QUALITY ASSURANCE CRITERIA IN DELIVERY OF A TREATMENT PLAN	US	Aug 10, 2010	Issued	May 14, 2013	8442287	TomoTherapy Incorporated
METHOD OF AND SYSTEM FOR PREDICTING DOSE DELIVERY	US	Jul 21, 2006	Issued	Dec 29, 2009	7639853	TomoTherapy Incorporated
METHOD OF PLACING CONSTRAINTS ON A DEFORMATION MAP AND SYSTEM FOR IMPLEMENTING SAME	US	Jul 21, 2006	Issued	Jul 28, 2009	7567694	TomoTherapy Incorporated
SYSTEM AND METHOD OF GENERATING CONTOUR STRUCTURES USING A DOSE VOLUME HISTOGRAM	US	Jul 21, 2006	Issued	Oct 27, 2009	7609809	TomoTherapy Incorporated
METHOD AND SYSTEM FOR EVALUATING DELIVERED DOSE	US	Jul 21, 2006	Issued	Jan 5, 2010	7643661	TomoTherapy Incorporated
METHOD AND SYSTEM FOR ADAPTING A RADIATION THERAPY TREATMENT PLAN BASED ON A BIOLOGICAL MODEL	US	Jul 21, 2006	Issued	Aug 11, 2009	7574251	TomoTherapy Incorporated
METHOD AND SYSTEM FOR PROCESSING DATA RELATING TO A RADIATION THERAPY TREATMENT PLAN	US	Jul 21, 2006	Issued	Dec 29, 2009	7639854	TomoTherapy Incorporated

44

SYSTEM AND METHOD OF DETECTING A BREATHING PHASE OF A PATIENT RECEIVING RADIATION THERAPY	US	Jul 21, 2006	Issued	Jul 24, 2012	8229068	TomoTherapy Incorporated
SYSTEM AND METHOD OF EVALUATING DOSE DELIVERED BY A RADIATION THERAPY SYSTEM	US	Jul 21, 2006	Issued	Nov 23, 2010	7839972	TomoTherapy Incorporated
METHOD AND APPARATUS FOR CALIBRATING A RADIATION THERAPY TREATMENT SYSTEM	US	Jul 27, 2007	Issued	Sep 21, 2010	7801269	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE	US	Sep 4, 2008	Issued	Feb 28, 2012	8122542	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE AND METHOD OF OPERATION	US	Sep 4, 2008	Issued	Aug 31, 2010	7784127	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE AND METHOD OF OPERATION	US	Aug 31, 2010	Issued	Apr 24, 2012	8161585	TomoTherapy Incorporated
METHOD FOR ADAPTING FRACTIONATION OF A RADIATION THERAPY DOSE	US	Oct 27, 2008	Issued	Jul 17, 2012	8222616	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	US	Oct 27, 2008	Issued	Aug 13, 2013	8509383	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	US	Mar 5, 2009	Issued	Jun 18, 2013	8467497	TomoTherapy Incorporated

45

METHOD AND SYSTEM FOR IMPROVED IMAGE SEGMENTATION	US	Mar 4, 2009	Issued	Nov 5, 2013	8577115	TomoTherapy Incorporated
TARGET PEDESTAL ASSEMBLY AND METHOD OF PRESERVING THE TARGET	US	Feb 11, 2009	Issued	Nov 16, 2010	7835502	TomoTherapy Incorporated
SYSTEM AND METHOD OF CONTOURING A TARGET AREA	US	Aug 28, 2009	Issued	Aug 12, 2014	8803910	TomoTherapy Incorporated
SYSTEM AND METHOD OF CALCULATING DOSE UNCERTAINTY	US	Aug 28, 2009	Issued	Jan 19, 2013	8363784	TomoTherapy Incorporated
SYSTEM AND METHOD OF CALCULATING DOSE UNCERTAINTY	US	Jan 11, 2013	Issued	Dec 16, 2014	8913716	TomoTherapy Incorporated
PATIENT SUPPORT DEVICE WITH LOW ATTENTUATION PROPERTIES	US	Sep 29, 2010	Issued	Jun 23, 2015	9061141	TomoTherapy Incorporated
NON-VOXEL-BASED BROAD-BEAM (NVBB) ALGORITHM FOR INTENSITY MODULATED RADIATION THERAPY DOSE CALCULATION AND PLAN OPTIMIZATION	US	Oct 29, 2010	Issued	Mar 19, 2013	8401148	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	US	Feb 19, 2014	Issued	Sep 13, 2016	9443633	TomoTherapy Incorporated
RADIATION TREATMENT PLANNING AND DELIVERY FOR MOVING TARGETS IN THE HEART	US	Mar 16, 2009	Issued	May 31, 2011	7953204	Accuray Incorporated and Cyberheart, Inc.

46

OUS Patent “Pending/Allowed” Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	OWNER
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY - PCT	European Patent Office	May 9, 2006	067701599	Pending	Accuray Incorporated
SUPER PRECISION REGISTRATION OF X-RAY IMAGES TO CONE BEAM CT FOR IMAGE-GUIDED RADIOSURGERY - PCT	European Patent Office	Jun 27, 2006	067741652	Pending	Accuray Incorporated
PATIENT POSITIONING ASSEMBLY - EPO	European Patent Office	Apr 5, 2005	057337362	Allowed	Accuray Incorporated
TREATMENT DELIVERY OPTIMIZATION	European Patent Office	May 31, 2007	077773653	Pending	Accuray Incorporated
Dynamic Tracking of Moving Targets	European Patent Office	Aug 22, 2005	057915225	Allowed	Accuray Incorporated
TARGET TRACKING USING DIRECT TARGET REGISTRATION	European Patent Office	Oct 11, 2007	078527231	Pending	Accuray Incorporated
USE OF A SINGLE X-RAY IMAGE IN A STEREO IMAGING PAIR FOR QUALITY ASSURANCE OF TRACKING	European Patent Office	Dec 11, 2008	088706437	Published	Accuray Incorporated
SEVEN DEGREES OR MORE OF FREEDOM ROBOTIC MANIPULATOR HAVING AT LEAST ONE REDUNDANT JOINT	European Patent Office	Aug 12, 2009	098134182	Pending	Accuray Incorporated

47

TRAVELING WAVE LINAC FOR INTERLEAVED MULTIPLE ENERGY OPERATION	Germany	Jan 25, 2010	107013062	Pending	Accuray Incorporated
INTERLEAVING MULTI-ENERGY X-RAY ENERGY OPERATION OF A STANDING WAVE LINEAR ACCELERATOR USING ELECTRONIC SWITCHES	European Patent Office	Jul 2, 2010	107306813	Pending	Accuray Incorporated
Versatile High Stability Image Guided Radiation Treatment Delivery Systems and Related Treatment Delivery Methods	European Patent Office	Feb 23, 2011	171589864	Published	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2016102180173	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	China	Jan 10, 2012	2016102174030	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	European Patent Office	Jan 10, 2012	127009041	Allowed	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	European Patent Office	Jan 10, 2012	171994544	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM WITH RING GANTRY	Japan	Jan 10, 2012	2016082013	Pending	Accuray Incorporated
RADIATION TREATMENT DELIVERY SYSTEM	Japan	Jan 10, 2012	2016082014	Pending	Accuray Incorporated
IMAGE-BASED APERATURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	China	Mar 21, 2016		Pending	Accuray Incorporated
IMAGE-BASED APERATURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	European Patent Office	Mar 21, 2016		Pending	Accuray Incorporated

48

VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	China	Mar 21, 2016		Pending	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	European Patent Office	Mar 21, 2016		Pending	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	Japan	Mar 21, 2016		Pending	Accuray Incorporated
[*****]	China	[*****]		Pending	Accuray Incorporated
[*****]	European Patent Office	[*****]		Pending	Accuray Incorporated
[*****]	Japan	[*****]		Pending	Accuray Incorporated
MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES	World Intellectual Property Organization	Jan 18, 2017	PCTUS1713980	Pending	Accuray Incorporated
PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL	World Intellectual Property Organization	Jan 18, 2017	PCTUS1713981	Pending	Accuray Incorporated

 [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

49

[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	Accuray Incorporated
RADIATION THERAPY IMAGING AND DELIVERY UTILIZING COORDINATED MOTION OF GANTRY, COUCH AND MULTI-LEAF COLLIMATOR	European Patent Office	Jul 21, 2006	171501059	Published	TomoTherapy Incorporated
SYSTEM AND METHOD FOR MOTION ADAPTIVE OPTIMIZATION FOR RADIATION THERAPY DELIVERY	European Patent Office	Oct 27, 2008	088418371	Published	TomoTherapy Incorporated
MULTI LEAF COLLIMATOR AND SYSTEM FOR COLLIMATING A THERAPEUTIC RADIATION BEAM	China	Feb 19, 2014	2017107010830	Pending	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	European Patent Office	Feb 19, 2014	147575765	Pending	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	Hong Kong, SAR China	May 11, 2016	161053998	Pending	TomoTherapy Incorporated
ELECTROMAGNETICALLY ACTUATED MULTI-LEAF COLLIMATOR	Japan	Feb 19, 2014	2015558927	Published	TomoTherapy Incorporated

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

50

[*****]	World Intellectual Property Organization	[*****]	[*****]	Pending	TomoTherapy Incorporated
RADIATION TREATMENT PLANNING AND DELIVERY FOR MOVING TARGETS IN THE HEART	World Intellectual Property Organization	Mar 16, 2009	PCTUS2009037298	Pending	Accuray Incorporated and Cyberheart, Inc.

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

51

US Patent “Pending/Allowed” Matters

TITLE	COUNTRY	DATE FILED	APPLICATION NUMBER	STATUS	Owner
ROBOTIC ARM FOR PATIENT POSITIONING ASSEMBLY	US	Mar 9, 2012	13417003	Pending	Accuray Incorporated
FRAMELESS RADIOSURGERY TREATMENT SYSTEM AND METHOD	US	Jan 23, 2017	15412958	Pending	Accuray Incorporated
TREATMENT PLANNING SOFTWARE AND CORRESPONDING USER INTERFACE	US	Nov 8, 2011	13291830	Pending	Accuray Incorporated
RADIATION TREATMENT PLANNING USING FOUR-DIMENSIONAL IMAGING DATA	US	Sep 28, 2006	11540327	Published	Accuray Incorporated
A NON-INVASIVE METHOD FOR USING 2D ANGIOGRAPHIC IMAGES FOR RADIOSURGICAL TARGET DEFINITION	US	Jul 26, 2016	15219514	Pending	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Jan 8, 2016	14991428	Published	Accuray Incorporated
Automatic correlation modeling of an internal target	US	Jan 8, 2016	14991759	Pending	Accuray Incorporated

52

FIDUCIAL LOCALIZATION	US	Jun 18, 2008	12214771	Allowed	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Mar 23, 2016	15078553	Pending	Accuray Incorporated
IMAGING METHODS FOR IMAGE-GUIDED RADIATION TREATMENT	US	Jul 29, 2014	14446136	Allowed	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
Radiation Treatment Delivery System with Outwardly Movable Radiation Treatment Head Extending from Ring Gantry	US	Mar 19, 2015	14663075	Pending	Accuray Incorporated
TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING	US	Jul 13, 2015	14798179	Pending	Accuray Incorporated
TUMOR TRACKING DURING RADIATION TREATMENT USING ULTRASOUND IMAGING	US	Jul 15, 2015	14800473	Pending	Accuray Incorporated
Radiation Treatment Delivery System With Translatable Ring Gantry	US	Jun 5, 2017	15614039	Published	Accuray Incorporated

 [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

53

APPARATUS FOR GENERATING MULTI-ENERGY X-RAY IMAGES AND METHODS OF USING THE SAME	US	Jul 12, 2016	15208049	Pending	Accuray Incorporated
Gantry Image Guided Radiotherapy System And Related Treatment Delivery Methods	US	Feb 23, 2011	13033584	Pending	Accuray Incorporated
IMAGE-BASED APERTURE VERIFICATION SYSTEM FOR MULTI-LEAF COLLIMATOR	US	Jan 27, 2016	15008232	Published	Accuray Incorporated
VERIFICATION OF LEAF POSITIONS FOR MULTI-LEAF COLLIMATOR USING MULTIPLE VERIFICATION SYSTEMS	US	Jan 27, 2016	15008239	Published	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
MANIPULATION OF A RESPIRATORY MODEL VIA ADJUSTMENT OF PARAMETERS ASSOCIATED WITH MODEL IMAGES	US	Jan 25, 2016	15005971	Published	Accuray Incorporated
PRESENTING A SEQUENCE OF IMAGES ASSOCIATED WITH A MOTION MODEL	US	Jan 25, 2016	15005985	Published	Accuray Incorporated

 [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

54

[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated
[*****]	US	[*****]	[*****]	Pending	Accuray Incorporated

 [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

55

[*****]	US	[*****]	[*****]	Pending	TomoTherapy Incorporated

 [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

56

Schedule 4.9
Litigation, Governmental Proceedings and Other Notice Events

•                                          [*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 5.1
Debt; Contingent Obligations

•                                          Reimbursement obligations in respect of:

•                                          the Standby Letter of Credit issued to Hintex B.V., Netherlands for EUR 11,838 in November 2010; and

•                                          the Standby Letter of Credit issued to Pacific Gas and Electric Company, USA for $133,100 in November 2011.

•                                          [*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 5.2
Liens

•                                          Liens in connection with:

•                                          Certificate of Deposit #8046436708 held by Wells Fargo Bank, N.A., as collateral against the Standby Letter of Credit issued to Hintex B.V., Netherlands for EUR 11,838 in November 2010; and

•                                          Certificate of Deposit #6421121341 held by Wells Fargo Bank, N.A., as collateral against the Standby Letter of Credit issued to Pacific Gas and Electric Company, USA for $133,100 in November 2011.

1

Schedule 5.7
Permitted Investments

•                                          Investments:

Owner	Description	Current Units as of 09/30/17	Currency	Security Type	Securities Account
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management
Accuray Incorporated	[*****]	[*****]	USD	[*****]	Merill Lynch Wealth Management

•                                          Intercompany Loans:

•                                          Loan between Accuray Incorporated, as lender, and Accuray Medical Equipment (Russia) LLC, as debtor.  As of September 30, 2017, there was [*****] outstanding with respect to this loan.

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

•                                          Equity in subsidiaries:

Owner	Subsidiary	Balance as of 9/30/17
Accuray Incorporated	Accuray International SARL	[*****]
Accuray Incorporated	Accuray Brasil	[*****]
TomoTherapy Incorporated	TomoTherapy Europe SARL	[*****]
TomoTherapy Incorporated	Accuray Accelerator Technology Company Inc.	[*****]

•                                          Other Investments:

Accuray Incorporated owns [*****] shares of common stock of [*****]. At November 30, 2017, these shares were valued at approximately $[*****].

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

Schedule 5.8
Affiliate Transactions

None.

1

Schedule 5.14
Deposit Accounts and Securities Accounts

Entity	Bank	Address	Account #	Description	Currency
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Main Operating	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Payroll Account	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Lockbox Account	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Restricted cash	USD
Accuray Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Restricted cash	USD
TomoTherapy Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Main Operating	USD
TomoTherapy Incorporated	Wells Fargo	400 Hamilton Ave. Palo Alto, CA 94301	[*****]	Lockbox Account	USD
Accuray Incorporated	Merill Lynch Wealth Management	2049 Century Park E, 11/12 FL; Century City, CA 90067	[*****]	Short-term investments	USD
Accuray Incorporated	Wells Fargo Securities	45 Fremont St. 34th Floor; San Francisco, CA 94104	[*****]	Short term investments — no securities in the account as of date	USD

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 7.4 — Post-Closing Requirements

Borrowers shall satisfy and complete each of the following obligations, or provide Agent each of the items listed below, as applicable, on or before the date indicated below, all to the satisfaction of Agent in its sole and absolute discretion:

1.                                      Borrowers shall within thirty (30) days of the Closing Date, deliver to Agent, all in form and substance reasonably satisfactory to Agent a Securities Account Control — Consent Agreement with Wells Fargo Securities, LLC, with respect to account no. [*****].

Borrowers’ failure to complete and satisfy any of the above obligations on or before the date indicated above, or Borrowers’ failure to deliver any of the above listed items on or before the date indicated above, shall constitute an immediate an automatic Event of Default.

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

Schedule 9.1 — Collateral

The Collateral consists of all of Borrowers’ assets, including without limitation, all of Borrowers’ right, title and interest in and to the following, whether now owned or hereafter created, acquired or arising:

(a)                                 all goods, Accounts (including health-care insurance receivables), equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles, Intellectual Property, commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, securities accounts, fixtures, letter of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located;

(b)                                 all of Borrowers’ books and records relating to any of the foregoing; and

(c)                                  any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding anything to the contrary of the foregoing, Collateral shall not include Excluded Property.

1

Schedule 9.2
Location of Collateral

Company	Chief Executive Office	Chief Place of Business	Books and Records
Accuray Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717
TomoTherapy Incorporated	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089	1310 Chesapeake Terrace Sunnyvale, CA 94089 1209 Deming Way Madison, WI 53717

Street Address	City	State or Country	Zip Code	Nature of such Location	Name and address of 3rd party warehouse owning or operating that location	Inventory Balance as of September 30, 2017
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]		[*****]		[*****]	[*****]	[*****]
[*****]		[*****]		[*****]	[*****]	[*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

1

[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
[*****]	[*****]	[*****]		[*****]	[*****]	[*****]
	[*****]					[*****]

[*****]

Location	Sum of Netbook (USD)	Asset Location
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

2

[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

3

[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]
Total	$ [*****]

[*****]

CIP Location	Amount (USD)
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
Total	$ [*****]

  [*****] Asterisks indicate that confidential information has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

4